Evergreen Keystone

                                   Growth and

                                  Income Funds




                               1997 Annual Report




                     (Evergreen Keystone Logo appears here)

                               EVERGREEN KEYSTONE

[Pine cone logo appears here]

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Evergreen Growth and Income Fund
  Fund at a Glance...................................      2
  Management Report..................................      4
Evergreen Income and Growth Fund
  Fund at a Glance...................................      6
  Management Report..................................      8
Evergreen Small Cap Equity Income Fund
  Fund at a Glance...................................     10
  Management Report..................................     12
Evergreen Utility Fund
  Fund at a Glance...................................     14
  Management Report..................................     16
Evergreen Value Fund
  Fund at a Glance...................................     18
  Management Report..................................     20
Keystone Fund for Total Return
  Fund at a Glance...................................     22
  Management Report..................................     24
Financial Highlights
  Evergreen Growth and Income Fund...................     26
  Evergreen Income and Growth Fund...................     29
  Evergreen Small Cap Equity
     Income Fund.....................................     32
  Evergreen Utility Fund.............................     34
  Evergreen Value Fund...............................     36
  Keystone Fund for Total Return.....................     39
Schedule of Investments
  Evergreen Growth and Income Fund...................     42
  Evergreen Income and Growth Fund...................     46
  Evergreen Small Cap Equity
     Income Fund.....................................     51
  Evergreen Utility Fund.............................     54
  Evergreen Value Fund...............................     56
  Keystone Fund for Total Return.....................     58
Statements of Assets and Liabilities.................     61
Statements of Operations.............................     62
Statements of Changes in Net Assets..................     64
Combined Notes to Financial Statements...............     67
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     79
Report of Independent Accountants
  Price Waterhouse LLP...............................     80
Federal Income Tax Status of Distributions...........     81


                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                EVERGREEN KEYSTONE
                                                        [Pine cone appears here]

                             LETTER TO SHAREHOLDERS
                                 September 1997

                    [Photo of William M. Ennis appears here]
                                WILLIAM M. ENNIS

Dear Shareholders:

Investors in equity-oriented mutual funds had a lot to be happy about in the returns from the 12 months that ended on July 31.

As the Evergreen Keystone Fund reports on the following pages indicate, many of the funds that emphasize investments in common stocks had an extraordinary year. Some funds delivered total returns of more than 40%, and even extremely conservative, income-oriented strategies produced returns exceeding 20%.

It is easy to see how the diversity of returns from these funds could invite questions about why some funds appeared to do "better" than others. The answer is not simple. While we have grouped six funds together under the general category of "Growth and Income," each of these funds is managed very differently, with different attitudes about growth, income, and protection of investors' principal.

The 12 months from July 31, 1996 to July 31, 1997 were an especially rewarding time for the biggest of the large capitalization stocks. Funds that emphasized these stocks tended to excel in this environment. Funds that emphasized either smaller capitalization stocks or income-oriented stocks tended to do less well. More generally, funds that emphasized growth tended to have higher returns than funds that emphasized income or protection of principal.

We should keep these returns in perspective. Over a full market cycle, different strategies tend to do better at different times. No one strategy is perfect for all conditions. This is why we offer a number of different strategies with similar growth and income objectives. It also is why many financial advisers recommend a combination of funds with different strategies so investors will have a more diversified portfolio.

In evaluating fund performance, investors should consider the specific objective of each fund, how much risk it is willing to take, and how well a fund's own objective lines up with their personal objective. They also should consider that a fund that trails in one type of market might be a leader in the next market. This is why we at Evergreen Keystone believe it is important that mutual fund investors periodically review their portfolios with their professional investment advisers.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies they use. You will notice that this annual report is a departure from past reports. It represents the effort of Evergreen Keystone Funds to provide thoughtful reports and to present them in a format that is attractive and makes information easily accessible. To accomplish this change, we have adjusted some fiscal years of funds, and we have grouped together funds with similar investment objectives. We are very interested in hearing your thoughts on this new format, and we welcome your suggestions.

On another note, I am delighted to inform you that Evergreen Keystone has successfully integrated all service functions under one roof. This means you now have full exchange privileges between Evergreen and Keystone America Funds. You also have the benefits of the top-flight service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

Thank you for investing with Evergreen Keystone Funds!

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

                                    EVERGREEN
                              GROWTH AND INCOME FUND

[G&I logo appears here]
                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                40.38  % 39.32  % 39.25  % 40.66  %
One year with sales
  charge                33.71  % 34.32  % 38.25  % 40.66  %
One year dividends per
  share                 $0.134      --       --    $0.191
One year cap gains per
  share                 $0.345   $0.345   $0.345   $0.345

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years               N/A      N/A      N/A    26.41  %
Five years                N/A      N/A      N/A    20.43  %
Ten years                 N/A      N/A      N/A    15.06  %
Since Inception*        28.25  % 29.00  % 29.80  % 15.59  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                21.33  % 20.82  % 20.82  % 21.52  %
Three years               N/A      N/A      N/A    101.98 %
Five years                N/A      N/A      N/A    153.30 %
Ten years                 N/A      N/A      N/A    306.73 %
Since Inception*        89.91  % 92.79  % 95.89  % 378.40 %

                    [Graph appears here]

* CLASSES A, B & C BEGAN 1/3/95; CLASS Y BEGAN 10/15/86.
                     PLOT POINTS

CLASS A:         CPI:          S&P 500:      LG&IFA:
-------         -----          ------       -------

 9,525          10,000         10,000        10,000
 9,663          10,040         10,259        10,157
11,754          10,187         12,417        12,061
12,969          10,314         14,202        13,504
13,489          10,488         14,472        13,643
16,155          10,629         17,964        16,532
18,939          10,719         22,013        19,665


PORTFOLIO MANAGEMENT

                               An investment team headed by Portfolio Managers
                               Stephen A. Lieber and Gary Buesser manages the
[2 photos appear               Fund. Mr. Lieber is Chairman and Co-Chief
here - Stephen A. Lieber       Executive Officer of Evergreen Asset Management
and Gary Buesser]              Corp. The founder of Evergreen, Mr. Lieber has
                               more than 40 years' experience in investment
                               management. He has been a guest lecturer at the
                               Investment Banking Association Annual Wharton
                               School Seminars, the New School for Social
                               School of Commerce. He is a member of the New
                               York Society of Security Analysts and the
                               Association for Investment Management and
                               Research. He also serves as Portfolio Manager of
                               several other funds, including the Evergreen Fund
                               and the Evergreen Foundation Fund. Mr. Buesser
                               joined Evergreen Asset Management in 1996
                               following a 10-year career at Cowan Asset
                               Management, where he was co-manager of a $1.5
                               billion private investment fund. Earlier in his
                               investment career, he was employed by E.F. Hutton
                               and Shearson Lehman Bros. He also is associate
                               portfolio manager of the Evergreen Foundation
                               Fund.

                                    EVERGREEN
                              GROWTH AND INCOME FUND

                                                         [G&I logo appears here]
OBJECTIVE
Evergreen Growth and Income Fund seeks a return composed of capital appreciation and current income.

STRATEGY
The Fund invests in common stocks, convertible preferred stocks and convertible bonds of companies it believes the market has temporarily undervalued. It considers such factors as the company's assets, cash flow and earnings potential. The Fund selects securities that Fund management believes will rise in value sooner than most observers anticipate. Among those securities it frequently purchases are those of previously successful companies undergoing financial downturns, which the Fund believes will be temporary. The Fund invests in bonds and preferred stocks that are not convertible if Fund management believes the potential return is equal to that expected from common stocks and convertible securities.

       [Graph appears here. Plot points are:]

LONG-TERM GROWTH

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,663                            9,663
    10,699                           10,722
    11,709                           11,754
    11,828                           11,886
    12,543                           12,969
    13,336                           13,800
    13,008                           13,489
    14,196                           14,743
    15,298                           16,155
    15,324                           16,207
    17,882                           18,991



TOP 10 STOCK HOLDINGS                             JULY 31, 1997
AS A PERCENTAGE OF NET ASSETS

                                                               % OF
                                                               NET
      COMPANY                             INDUSTRY            ASSETS

  1.  Webster Financial Corp.             Thrift                 1.9
                                          Institutions
  2.  Reading & Bates Corp.               Energy                 1.9
  3.  Computer Associates International   Business Equip. &      1.8
                                          Services
  4.  Atlas Air, Inc.                     Transportation         1.7
  5.  Circle International Group          Business Equip. &      1.6
                                          Services
  6.  Pittston Brink's Group              Industrial             1.5
                                          Specialty Products
                                          & Services
  7.  Gaylord Entertainment Co.           Leisure & Tourism      1.4
  8.  Burlington Northern Santa Fe        Transportation         1.4
  9.  Jacor Communications, Inc.          Publishing,            1.4
                                          Broadcasting &
                                          Entertainment
 10.  Reynolds & Reynolds Co.             Business Equip. &      1.3
                                          Services

TOP 10 INDUSTRY ALLOCATIONS                      JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Business Equipment & Services                         11.4
  2.  Healthcare Products & Services                        11.2
  3.  Publishing, Broadcasting & Entertainment               7.2
  4.  Energy                                                 7.0
  5.  Electrical Equipment & Services                        5.7
  6.  Industrial Specialty Products & Services               5.4
  7.  Transportation                                         5.2
  8.  Banks                                                  4.7
  9.  Chemical & Agricultural Products                       3.6
 10.  Finance & Insurance                                    3.4

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $1.35 billion

                                    EVERGREEN
                              GROWTH AND INCOME FUND
[G&I logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Fellow Shareholders:

We are pleased to report on the Evergreen Growth and Income Fund for the fiscal period that ended on July 31, 1997.

PERFORMANCE
We believe your Fund performed very well in an unusual environment, characterized by periods of short-term volatility occurring within a remarkably resilient, longer-term bull market. During the 12-month period, for example, the total return on Class Y shares was 40.66%. During the seven months since the previous fiscal year ended on December 31, 1996 (the fiscal year has been changed so it now ends each July 31), the total return on Class Y Shares was 21.52%. A complete review of the performance of each class of shares can be found on page 2.

The Fund's investment team maintained its discipline of searching for value among growth companies, employing the "value timing strategy" of buying growth stocks when the overall market is not paying a premium for growth. This discipline has been used consistently since the Fund's inception in 1986 as the Evergreen Value Timing Fund. A team of analysts and managers implements this strategy by searching for new investment opportunities among growth stocks which are temporarily out of favor because of either industry or company factors. We believe this strategy is a comparatively low risk approach to growth stock investing, and has resulted in a relatively consistent record of strong performance. The Fund's Y share class, the oldest class, ranks in the top 10% of all Growth and Income Funds (ninth of 127) for the past 10 years, according to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance. Morningstar, an independent monitor of mutual fund performance, has given the Fund's Y shares a four-star rating for its risk-adjusted performance through July 31, 1997. The rating reflects historical, risk-adjusted performance, and is based on comparisons of 2,040 equity funds, using Morningstar's proprietary rating system. Funds that fall within the top 32.5% of the Morningstar rating system receive four stars.

ENVIRONMENT

The seven months since the last fiscal year end constituted, in general, a period of impressive performance in the overall stock market. An environment of moderate economic growth, stable to declining interest rates, constrained inflation and rising corporate profits contributed to a feeling of confidence in the market. Within this seven-month period, we had one excellent opportunity to buy growth stocks as very attractive valuations occurred in late March and early April, when concern about a possible over-heating economy and the possibility of rising interest rates caused stock prices to retreat temporarily.

PORTFOLIO HIGHLIGHTS

During the seven-month period, the strong returns of portfolio stocks in the technology, healthcare and banking industries led the Fund's performance. For the seven months between January 1 and July 31, 1997, the healthcare products and services industry, which had an 11.2% allocation in the portfolio at the end of the fiscal year, had an asset-weighted average return of 34.1%. The electrical equipment and services industry, which had a 5.7% allocation in the Fund on July 31, on an asset-weighted basis had an average return of 36.6%. On the same asset-weighted basis, banks, which had a 4.7% portfolio weighting, had an average return of 35.5%. As the accompanying table indicates, other sectors which contributed to your Fund's performance included building, construction and furnishings, consumer products, and finance and insurance.


INDUSTRIES LEADING PERFORMANCE
      (Asset-weighted*, December 31, 1996-July 31, 1997)


INDUSTRY                                       AVERAGE % GAIN

Thrifts                                              47.6%
Building, Construction & Furnishings                 42.4
Electrical Equipment & Services                      36.6
Banks                                                35.5
Healthcare Products & Services                       34.1
Entertainment, Publishing, Broadcasting              28.4
Finance & Insurance                                  26.6
Transportation                                       25.4
Consumer Products & Services                         24.8

* Asset-weighted returns are based on average returns of stocks in industries, adjusted proportionate to the size of investment in the portfolio.

PERFORMANCE OF STOCKS

Basic to the strategy of the Evergreen Growth and Income Fund is the search for good growth companies to buy when they are temporarily selling at less than their intrinsic value, as determined by Evergreen's fundamental research and analysis.

During the seven months that ended on July 31, the top performing company in the portfolio was Applied Materials, Inc., which had a 155.4% return for the seven months. This was followed by: Compuware Corp., with a 148.2% return; Unitrode Corp., with a 105.2%

                                    EVERGREEN
                              GROWTH AND INCOME FUND

                                                         [G&I logo appears here]

return, and Warner-Lambert Co, with an 85.7% return. Completing the list of top 10 performing portfolio stocks were: Evergreen Media Corp., Class A, with a 83.6% return; Lam Research Corp., with a 76.3% return; State Street Corp., with a 73.7% return; KLA-Tencor Corp., with a 70.4% return; Dallas Semiconductor Corp., with a 69.7% return; and Schering-Plough Corp., with a 68.2% return.

Clearly, not all portfolio holdings were winners during the period. The worst performing stock in the portfolio for the seven months was Aspect
Telecommunications Corp., which lost 33.2%. This was followed by: 3Com Corporation, which lost 25.3%; Fresenius National Medical Care Holdings, Inc., Preferred, Class D, which lost 24.8%; Reynolds & Reynolds Co., Class A, which lost 22.1%; and Sensormatic Electronics Corp., which lost 18.2%.

While these stock holdings lost ground during the period, their losses tended to be significantly smaller than the gains of the leading companies. This demonstrates the value of diversification of risk. It also reflects the fact that not all stocks perform well at the same time. We continue to believe in the long-term value of the companies that did not fare well during the seven-month period.

RECENT FUND PURCHASES

During the period, your Fund made a number of purchases of the stocks of companies that we believe were attractive opportunities, but were experiencing some short-term price weakness, which enhanced their relative value.

The largest purchase was of Reading & Bates Corp., a major offshore oil and gas-drilling operator. We believe this company, which contracts its drilling rigs for oil and gas exploration worldwide, has the potential to benefit from an increase in demand for drilling equipment, particularly in the Gulf of Mexico. At the close of the fiscal period, Reading & Bates was the Fund's second largest holding. We believe a very recent acquisition to the Fund's portfolio, Transocean Offshore, Inc., should benefit from the same trend.

The second largest acquisition was of Atlas Air, Inc., a major factor in the relatively small industry of outsourced air transport operations. This company leases its fleet of 17 Boeing 747s to larger air carriers for freight transport. Your Fund purchased shares in February, after the stock showed weakness because of company problems in controlling maintenance expenses of several older planes. We believe these problems will recede as the company purchases newer, more efficient aircraft. At the close of the period, Atlas Air was the fourth largest holding.

Other major acquisitions were of stock of: Computer Associates International, Inc., a major provider of computer mainframe software services for business applications that the Fund purchased in December 1996; and Reynolds & Reynolds, Co., a major producer of business forms. Reynolds & Reynolds is a long-term holding in which we added to our position.

PORTFOLIO MANAGEMENT

At the close of the fiscal year, the portfolio management team of your Fund was changed as Portfolio Manager Edmund H. Nicklin has decided to leave Evergreen Asset Management. The team now will be headed by Stephen A. Lieber, the Chairman and Founder of Evergreen Asset Management, and Gary Buesser, a veteran investment manager who joined Evergreen in 1996 following a successful career as an institutional manager.

In the future, the Evergreen Growth and Income Fund will be managed very much as it has been in the past. The Fund is an outgrowth of Evergreen's "value timing strategy," which has been used in portfolios since the 1970s. The fundamental goal of this strategy is to buy growth on a value basis. We have sought to select growth opportunities at times when the markets are not paying a premium for the growth. This means that we buy issues during periods of either market uncertainty, where values are under pressure, or at times in specific companies and industries where the investment community is not attaching growth values to opportunities and business franchises which, we think, have the potential to develop important capital gains. As an organization, we have refined these strategies over many years, teaching our securities analysts and portfolio managers the approach, and having them all work together to build the power of this investment idea.

The same Evergreen research team that has supported the management of your Fund will continue in operation and shareholders can expect continuity in the approach that has built an outstanding, long-term record.

We thank you for your investment in Evergreen Growth and Income Fund.

Sincerely,

/s/ Stephen A. Lieber
STEPHEN A. LIEBER
CHAIRMAN
Evergreen Asset Management Corp.

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE  CLASS A CLASS B CLASS C  CLASS Y

One year w/o sales
  charge              28.34  % 27.40  % 27.37  %    28.70  %
One year with sales
  charge              22.24  % 22.40  % 26.37  %    28.70  %
One year dividends per
  share               $1.05   $0.91   $0.91     $ 1.09

AVERAGE
ANNUAL RETURNS        CLASS A CLASS B CLASS C  CLASS Y

Three years             N/A     N/A     N/A      16.58  %
Five years              N/A     N/A     N/A      11.99  %
Ten years               N/A     N/A     N/A       9.54  %
Since Inception*      17.65  % 18.13  % 19.00  %    14.58  %


CUMULATIVE RETURNS    CLASS A CLASS B CLASS C  CLASS Y

Six months w/o sales
  charge              12.45  % 12.06  % 12.06  %    12.65  %
Three years             N/A     N/A     N/A      58.43  %
Five years              N/A     N/A     N/A      76.12  %
Ten years               N/A     N/A     N/A     148.70  %
Since Inception*      52.04  % 53.66  % 56.59  % 1,215.46  %

* CLASSES A, B AND C BEGAN 1/3/95; CLASS Y BEGAN 8/31/78.

                  [Graph appears here]

                     PLOT POINTS

CLASS A:         CPI:      WILSHIRE 5000:       LIFA:     LEIFA:
-------         -----      --------------       -------   -------

 9,525          10,000        10,000          10,000      10,000
 9,665          10,040        10,200          10,157      10,179
11,001          10,187        12,249          11,462      11,815
11,925          10,314        13,681          12,609      13,280
11,889          10,488        13,758          12,583      13,438
13,569          10,629        16,685          14,167      15,866
15,204          10,719        19,891          15,827      18,727


PORTFOLIO MANAGER

                  Nola Maddox Falcone, President of Evergreen Asset Management
[Photo of         Corporation, has been Portfolio Manager of Evergreen Income
Nola Falcone      and Growth Fund since its inception. Before joining Evergreen
will appear       in 1974 as a Senior Portfolio Manager, Mrs. Falcone was an
here]             investment analyst and a personal trust officer at Chase
                  Manhattan Bank. She is a member of the New York Society of Security Analysts and the Association for Investment
                  Management and Research. Mrs. Falcone is a graduate of Duke
                  University and earned her M.B.A. from the Wharton Graduate
                  School of Business.

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                         [I&G logo appears here]

OBJECTIVE
The Evergreen Income and Growth Fund seeks current income and long-term growth of capital.

STRATEGY
The Fund emphasizes securities that pay regular dividends in a strategy which seeks both to provide current income and to act as a buffer or protection against market fluctuations. The Fund also seeks to protect investors' principal by diversifying investments across a spectrum of industries and by investing in different types of securities. The Fund invests in common stocks, convertible preferred stocks, and convertible bonds.

LONG-TERM GROWTH

                [Graph appears here]

                    PLOT POINTS


     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,665                            9,665
    10,056                           10,203
    10,683                           11,001
    10,588                           11,045
    11,276                           11,925
    11,337                           12,135
    10,962                           11,889
    11,578                           12,709
    12,198                           13,569
    11,790                           13,264
    13,390                           15,204

TOP 10 HOLDINGS                           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Long Island Lighting             Electric Utilities      3.0
  2.  PP&L Resources, Inc.             Electric Utilities      3.0
  3.  Wendy's Convertible Preferred    Food & Beverage         2.5
                                       Products
  4.  Public Service Enterprise        Electric Utilities      2.4
  5.  AirTouch Communications          Communications          2.3
                                       Systems & Services
  6.  National Australia Bank, Ltd.    Banks                   2.0
  7.  Philippine Long Distance Tel     Utilities               2.0
  8.  First Hawaiian                   Banks                   1.9
  9.  Australia & New Zealand Banking  Banks                   1.8
 10.  Commonwealth Bank of Australia   Banks                   1.8

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 18.9
  2.  Electric Utilities                                    15.4
  3.  Energy                                                 8.3
  4.  Real Estate                                            6.3
  5.  Chemical & Agricultural Products                       4.0
  6.  Finance & Insurance                                    3.9
  7.  Healthcare Products & Services                         3.6
  8.  Food & Beverage Products                               2.9
  9.  Transportation                                         2.6
 10.  Electrical Equipment & Service                         2.5

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $956.5 million

                                    EVERGREEN
                              INCOME AND GROWTH FUND

[I&G logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Fellow Shareholders:

We are pleased to report on the Evergreen Income and Growth Fund for the fiscal period that ended on July 31, 1997.

INCOME-FOCUSED STRATEGY

Evergreen Income and Growth Fund delivered strong performance during the past year as it sought to provide a sizeable current income flow and competitive growth. During the 12-month period that ended on July 31, for example, the Fund's Y Shares had a total return of 28.70%, while paying a total of $1.09 per share in quarterly dividend distributions. This performance put the Fund's Y shares in the top quintile of the 53 funds in the Income Fund category of Lipper Analytical Services, Inc., a leading independent monitor of mutual fund performance. At the same time, the Fund's income distributions were in the top quartile of the same Lipper category. A complete review of the perfomance of each class of shares can be found on page 6.

The Fund achieved this performance by following the same, income-oriented strategy that has been applied since the Fund began operations under its original name of Evergreen Total Return Fund on August 31, 1978. We believe this strategy has worked well, delivering an average annual return of 14.58% for the Y share class, the oldest share class, since inception. This long-term record has earned the Fund an "A" ranking for risk-adjusted performance over the past 10 years from the independent magazine "Mutual Fund Forecaster," as of June 1997. It has achieved this distinction by managing risk carefully. For example, the Fund's beta on Y Shares has been a relatively low .7 since inception. Beta is a measure of the risk of a fund's portfolio, illustrating the volatility of the net asset value per share of a fund compared to the market as a whole, as represented by the S&P 500 Index, which has a beta of 1.0. A beta of less than one indicates that a fund's net asset value has fluctuated less than the stock market, as measured by the S&P 500.

The Evergreen Income and Growth Fund is intended as an inflation-hedging substitute for bond investing. It seeks its objective of current income by focusing on the stock market's yield sector. The Fund seeks to provide growth by investing in undervalued issues. We believe this strategy is appropriate for conservative, or risk-averse investors, including shareholders with trusts, retirees or those preparing to retire, and income-oriented investors who desire inflation protection.

INVESTMENT THEMES

During the fiscal period, the Fund has emphasized five themes in pursuit of its objective:

(Bullet) Stocks of companies that are potential merger and acquisition candidates;
(Bullet) Stocks of companies that are restructuring;
(Bullet) The stocks of companies that are increasing their dividends;
(Bullet) Convertibles, including preferred stock and debt issues;
(Bullet) Foreign stocks that offer both income and price appreciation potential.

ASSET ALLOCATION                          JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

[Pie chart appears below with the following data]

U.S. Common Stocks              54.9%
Convertible Preferred Stocks    19.7%
Foreign Stocks                  18.1%
Convertible Bonds                5.9%
Cash Equivalents                 1.4%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

MERGERS AND ACQUISITIONS

Your Fund consistently has sought opportunities from the merger and acquisition trend by searching for undervalued stocks in companies that are undergoing consolidations. Since the Fund's inception, a total of 110 portfolio companies have been involved in mergers and acquisitions. In 1997 alone, seven portfolio companies have been involved in announced mergers or acquisitions, with two of the seven transactions completed. We believe mergers and acquisitions will continue to be a major trend in the marketplace. During the first seven months of 1997, an average of 22 merger and acquisition transactions was completed each week. Small regional banks have particularly benefited from the merger trend. Jefferson Bancshares, one portfolio company, has had an acquisition offer by Wachovia which we project would provide a gain for the portfolio of 177%, upon completion, from its original purchase on September 5, 1991. Utilities, which traditionally have been a major component of your Fund's strategy because of their attractive yields, also are undergoing industry consolidation in a new era of deregulation. The Fund's largest holding, Long Island Lighting, is the beneficiary of a proposed merger with Brooklyn Union Gas. This transaction, if completed, would provide a projected

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                        [I&G logo appears here]

gain for the Fund of more than 25% since the original purchase in November, 1996.
RESTRUCTURING

Your Fund also has looked for opportunities among companies that are restructuring themselves to refocus their attention on their most profitable activities or to operate more efficiently. Restructuring companies in which the Fund has invested include: Du Pont (E.I.) De Nemours & Co., the well known chemical company that recently has appointed a new management team with stock incentives; Rhone-Poulenc Rorer, Inc., a healthcare and pharmaceutical company; and Consolidated Natural Gas, a traditional natural gas company which has been successful in Gulf of Mexico exploration.

INCREASING DIVIDENDS

By emphasizing companies which are increasing their dividends, we are investing in companies that are confident about their ability to generate earnings growth to pay their dividends. Of the issues in the portfolio on July 31, 1997, 50% are of companies that have increased their dividends within the past year.

CONVERTIBLES (PREFERRED AND DEBT ISSUES)

Investments in convertibles give the Fund the opportunity to buy growth companies, whose stocks ordinarily do not pay significant dividends, and still obtain some yield. At the close of the fiscal period, 19.7% of the portfolio was invested in convertible preferred stock, and another 5.9% was invested in convertible debentures. Three examples of this "buy growth with yield" strategy were Fund investments in: Key Energy Group convertible debentures, which had a 44.5% return in the last six months of the fiscal period; convertible subordinated notes of Photronics Inc., a manufacturer of photomasks used in the production of integrated circuits; and convertible preferred shares of Wendy's, the fast-food chain.

FOREIGN STOCKS

During the fiscal period, your Fund has increased its emphasis on foreign stocks from 12.6% of net assets to 18.1%. We found some foreign companies that not only offer very attractive yields, but also the prospects of substantial capital appreciation because of relative undervaluation from the benefits of restructuring or deregulation changes. Among the Fund's foreign holdings were several Australian banking stocks, which benefited from both declines in interest rates and the deregulation of banking in Australia. In addition, these stocks paid very attractive dividends. Examples of Australian banking issues in which the Fund has invested include National Australian Bank Ltd., Commonwealth Installment Receipts, Australia & New Zealand Bank Group, Inc., and Westpac Banking Corp. Ltd.

LEADING SECTORS

The banking, thrift, finance, insurance and health stocks led your Fund's total return performance. Utility and convertible issues contributed to the yield strategy, but held back performance on a total return basis. Utility stocks were adversely affected by deregulation, while convertible issues lagged many of the other indices in the market. During the past year, a momentum-driven stock market has rewarded the strong growth issues without yields, but your Fund has continued its long-term strategy of emphasizing the yield sector. We believe this strategy should provide good downside protection in the event of a market correction or slump in addition to strong income returns.

OUTLOOK

We maintain a generally positive outlook for the stock market. We believe the market's extraordinary rally is liquidity-driven, propelled in part by strong inflows into equity mutual funds. In July 1997, for example, an estimated $23 billion was invested in stock mutual funds, the second highest total of the year in what is normally a slow month for cash flows to mutual funds.

Healthy economic growth, low inflation, and strong corporate profits have supported the equity rally, which has helped to attract these assets. In fact, 62% of U.S. Companies surveyed by the Wall Street Journal reported stronger-than-expected profits for the second quarter of 1997.

A NOTE OF CAUTION

While we are optimistic, we do approach the future with a degree of caution, primarily because of the possibility that high levels of employment potentially could trigger increased inflation. As our team of 17 equity analysts/portfolio managers meets with company executives, we are hearing increasing reports that companies are straining to find all the employees they need, and that they often are paying more than they planned to attract new employees.

Given this outlook, we believe it is particularly appropriate to remain with the defensive strategy that has been the hallmark of your Fund and to continue to manage the Fund to seek current income and protection of investors' principal.

Thank you for your investment in Evergreen Income and Growth Fund.

Sincerely,

/s/ Nola M. Falcone
NOLA MADDOX FALCONE
PRESIDENT
Evergreen Asset Management Corp.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

[Small Cap Equity Income Fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                42.86  % 41.69  % 40.71  % 43.24  %
One year with sales
  charge                36.08  % 36.69  % 41.71  % 43.24  %
One year dividends per
  share                 $0.308   $0.228   $0.216   $0.339
One year cap gains per
  share                 $0.513   $0.513   $0.513   $0.513

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years               N/A      N/A      N/A    24.71  %
Since Inception*        26.18  % 26.83  % 27.76  % 18.98  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                20.99  % 20.37  % 20.30  % 21.09  %
Three years               N/A      N/A      N/A    93.96  %
Since Inception*        82.13  % 84.56  % 85.43  % 94.79  %


* CLASSES A & B BEGAN 1/3/95; CLASS C BEGAN 1/24/95;
 CLASS Y BEGAN 10/1/93.

       [Graph appears here. Plot points are as follows:]

                          PLOT POINTS

CLASS A:         CPI:          NASDAQ:       RUSSELL 2000:
--------      --------        --------        ----------
  9,525         10,000          10,000          10,000
  9,564         10,040          10,043           9,874
 10,915         10,187          13,316          12,100
 12,292         10,314          14,095          12,831
 12,669         10,488          14,372          12,942
 15,280         10,629          16,567          15,269
 18,213         10,719          19,181          17,266


PORTFOLIO MANAGER

                  Nola Maddox Falcone, President of Evergreen Asset Management
[Photo of         Corporation, has been Portfolio Manager of Evergreen Small Cap
Nola Falcone      Equity Income Fund since its inception. Before joining
appears here]     Evergreen in 1974 as a Senior Portfolio Manager, Mrs. Falcone
                  was an investment analyst and a personal trust officer at Chase Manhattan Bank. She is a member of the New York Society of Security Analysts and the Association for Investment
                  Management and Research. Mrs. Falcone is a graduate of Duke
                  University and earned her M.B.A. from the Wharton Graduate
                  School of Business. She is assisted in the management of the Fund by Eric K. Cinnamond.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

                        [Small Cap Equity Income Fund logo appears here]


OBJECTIVE
Evergreen Small Cap Equity Income Fund seeks a total return consisting of current income and growth of capital.

STRATEGY
The Fund seeks to invest in small growth companies that have higher than average yields. The companies in the portfolio typically have market capitalizations of less than $500 million. In seeking its objective, the Fund seeks to invest in entrepreneurial businesses that may grow faster than the economy as a whole because they offer niche products or unique services. The Fund looks for companies whose cash flows allow them both to reinvest profits for growth and to pay dividends.

LONG-TERM GROWTH

              [Graph appears here]

            PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,564                            9,564
    10,016                           10,164
    10,674                           10,915
    11,234                           11,592
    11,391                           12,292
    11,626                           12,732
    11,479                           12,669
    12,481                           13,868
    13,139                           15,280
    13,060                           15,275
    15,407                           18,213


TOP 10 HOLDINGS                           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Hvide Marine Convertible         Transportation          3.2
      Preferred
  2.  Hardinge Brothers Inc.           Diversified             3.1
                                       Machinery
  3.  Gorman Rupp                      Industrial              2.8
                                       Specialty Products
                                       & Services
  4.  Oneida, Ltd.                     Consumer Products &     2.6
                                       Services
  5.  Photronics Convertible           Electrical Equip. &     2.2
      Preferred                        Services
  6.  Matthews International Corp.     Diversified             2.2
                                       Companies
  7.  Penn Virginia Corp.              Energy                  2.1
  8.  Curtiss Wright Corp.             Aerospace & Defense     1.9
  9.  Worthington Industries, Inc.     Industrial              1.8
                                       Specialty Products
                                       & Services
 10.  La-Z-Boy Chair Co.               Building,               1.8
                                       Construction &
                                       Furnishings

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 12.6
  2.  Industrial Specialty Products & Services              12.0
  3.  Gas Utilities                                          6.5
  4.  Real Estate                                            6.3
  5.  Energy                                                 5.7
  6.  Thrift Institutions                                    5.2
  7.  Food & Beverage Products                               4.8
  8.  Electrical Equipment & Services                        4.4
  9.  Finance & Insurance                                    4.3
 10.  Consumer Products & Services                           3.8

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $58.8 million
Average market capitalization    $249 million

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

[Small Cap Equity Income Fund logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Fellow Shareholders:

We are pleased to report on the Evergreen Small Cap Equity Income Fund for the fiscal period that ended on July 31, 1997.

PERFORMANCE

The Evergreen Small Cap Equity Income Fund delivered extremely strong performance during the past fiscal year as it continued to apply its value-oriented discipline. This discipline emphasizes investments in entrepreneurial companies that have the financial health to generate both growth and investment income. For the one-year period, Class Y share class had a total return of 43.24%. A complete review of the performance of each class of shares can be found on page 10.

Your Fund's consistent strategy, which has been followed since the Fund's inception with Class Y Shares on October 1, 1993, has resulted in performance which has been recognized for its attractive returns on a risk-adjusted basis. Morningstar, an independent monitor of mutual fund performance, has given the Fund's Class Y Shares a five-star rating, the highest rating, for its risk-adjusted performance through July 31, 1997. The rating reflects historical, risk-adjusted performance, and is based on comparisons of 2,040 equity funds, using Morningstar's proprietary rating system. Funds that fall within the top 10% of the Morningstar rating system receive five stars. In addition, Barron's ranked the fund #19 of all mutual funds on a risk-adjusted basis, based on performance over the past three and five years, in its July 21, 1997 issue.

Since the Fund's inception, the Fund's Class Y Shares have had a relatively low beta of .73, while delivering average annual returns of 18.98%. Beta is a measure of the market risk of a fund's portfolio, illustrating the volatility of the net asset value per share of a fund compared by the market as a whole, as represented by the S&P 500 Index, which has a beta of 1. A beta of less than one indicates that a fund has fluctuated less than the stock market, as measured by the S&P 500.

The Fund's holdings in banks, finance, insurance, thrift institutions and consumer products aided performance. Convertibles and holdings in the utilities industry supported the Fund's income strategy, although they held back performance on a total return basis.

AN EMPHASIS ON VALUE

Your Fund adheres to a value-oriented style in seeking growth from buying small, entrepreneurial companies that have the financial strength and stability to pay dividends. The emphasis is on fundamental company analysis and stock selection. This style, in addition to seeking growth, is intended to provide defensive protection in

ASSET ALLOCATION                                                   JULY 31, 1997
AS A PERCENTAGE OF NET ASSETS

[Pie chart appears below with the following data:]

Common Stocks                  75.3%
Convertible Bonds              11.2%
Convertible Preferred Stocks    7.5%
Cash                            6.0%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE

down markets by emphasizing securities of small companies that we believe are undervalued relative to stock market price/earnings average multiples, asset values or takeover multiples. We also look for companies that have a history of dividend increases. In buying securities that offer yield with growth, your Fund also looks for opportunities among convertible preferred stock and convertible debentures, which together accounted for 18.7% of the portfolio at the close of the fiscal period.

In our search for attractive values, we try to find companies that, in our analysis, have intrinsic value exceeding that recognized by their stock prices. In doing so, we also look for companies that have a potential catalyst that can spark their stock performance. Among the potential catalysts that can influence stock performance are restructurings, management changes or industry consolidation. We often look for "value timing" opportunities. By this, we mean, investments in the stocks of companies that we believe may be temporarily depressed, perhaps because of one disappointing earnings announcement or some other temporary factor. If we believe the underlying fundamentals of the company are favorable, we may buy the stock as a "value timing" play.

INVESTMENT THEMES

During the fiscal period, the Fund has emphasized five investment themes:

(Bullet) The stocks of attractively valued companies that are in consolidating industries and therefore may be merger and acquisition candidates;

(Bullet) Deeply undervalued stocks;

(Bullet) Securities of companies that are restructuring;

(Bullet) Energy companies; and

(Bullet) Technology companies.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

                               [Small Cap Equity Income Fund logo appears here]

MERGERS AND ACQUISITIONS

Since the Fund began investment operations, it has looked for value in industries that are undergoing consolidation and in which merger and acquisitions are occurring. We believe mergers and acquisitions are now a major trend in the economy. For example, in the first seven months of 1997, an average of 22 mergers or acquisitions was completed each week. During the fiscal period, we have been alert for opportunities in consolidating industries, including regional banks, gas utilities, and industrial pump and process control companies.

Banking and thrifts comprise your Fund's largest industry sector, representing approximately 16.4% of the Fund's net assets. Since the Fund began investment operations in 1993, three banks in the portfolio have been acquired and a bank and a thrift are pending acquisitions. In June, Liberty Bancorp was taken over by Bank One, realizing for your Fund a gain of 23% on its Liberty Bancorp holding since the stock was acquired in December 1996. Recently another portfolio company, People's Savings Financial Corp., has been the subject of an acquisition proposal from Webster Financial Corp. Year-to-date, the stock of People's Savings had risen 54.4% in 1997.

We also have witnessed a strong movement toward consolidation in the industrial pump and process control industries. Among portfolio companies, Gould's Pumps has been acquired for a gain of 56.1% and BW/IP Holdings Inc. has merged with Durco International to form Flowserve Corp.

UNDERVALUED STOCKS

Our proprietary research by Evergreen analysts often finds companies whose stocks are extremely undervalued and yet represent growth opportunities. One example is the Fund's investment in Matthews International Corporation, whose stock has gained 35.8% in 1997 through July 31. This company, which manufactures memorial plaques for the funeral industry, has had a strong earnings record and currently has a stock buyback program.

RESTRUCTURINGS

Frequently, we look for companies that are improving their business through restructuring. One excellent example in the portfolio is Oneida Limited, which recently has sold its underperforming wire subsidiary to concentrate on its profitable and well known flatware business, in which it manufactures and distributes knives, forks and other tableware. Another portfolio company that has benefited from restructuring is Piccadilly Cafeterias, Inc., which installed a new management team and improved margins and operating earnings in its restaurant and food service business considerably during the past year.

ENERGY COMPANIES
The strong growth trend of oil and gas exploration has created demand for support products or services. In fact, the largest holding at the end of the fiscal period, Hvide Marine, exemplifies the opportunities presented in this sector. This company operates boats that service the offshore oil rigs in the Gulf of Mexico. We have participated in the growth of this company's business through our purchase of convertible preferred stock. Another major holding is Penn Virginia, which is a stock selling as a discount to our asset value calculations. This company holds 1.1 million shares of Norfolk Southern common stock and significant coal and gas reserves.

TECHNOLOGY COMPANIES
Your Fund has participated in opportunities in electronics and technology. This sector has had a key role in the improving productivity of American industry. Among major holdings are Photronics Inc., convertible subordinate notes. Photronics manufactures photomasks used in the integrated circuit or electronic manufacturing process. Another is Curtiss Wright Corporation, which produces aircraft components for the aerospace industry, which is growing strongly.

OUTLOOK
We maintain a generally positive outlook for the stock market. We believe the market's extraordinary rally is liquidity-driven, propelled in part by strong inflows into equity mutual funds. In July 1997, for example, an estimated $23 billion was invested in stock mutual funds, the second highest total of the year in what is normally a slow month for cash flows to mutual funds. Healthy economic growth, low inflation and strong corporate profits have supported the equity rally.

TEAM APPROACH
Your Fund's management team continues to rely heavily on the independent research and investment ideas of Evergreen Asset Management's team of 17 equity analysts/portfolio managers. The investment ideas generated by this team are critically important in the stock selection discipline of your Fund, which emphasizes "bottoms up" company research in our search for investment value. One of these analysts, Eric K. Cinnamond, also plays an important role in working with the portfolio manager in managing the overall portfolio.

Thank you for your investment in Evergreen Small Cap Equity Income Fund.

Sincerely,

/s/ Nola M. Falcone
NOLA MADDOX FALCONE
PRESIDENT
Evergreen Asset Management Corp.

                                    EVERGREEN
                                   UTILITY FUND

[Utility fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                21.33  % 20.42  % 20.42  % 21.45  %
One year with sales
  charge                15.56  % 15.42  % 19.42  % 21.45  %
One year dividends per
  share                 $0.419   $0.340   $0.340   $0.443
One year cap gains per
  share                 $0.278   $0.278   $0.278   $0.278

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             12.23  % 12.43  %   N/A    14.32  %
Since Inception*         8.95  %  9.00  % 13.55  % 12.58  %

CUMULATIVE RETURNS**    CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                10.72  % 10.21  % 10.21  % 10.85  %
Three years             41.37  % 42.11  %   N/A    49.39  %
Since Inception*        35.87  % 36.11  % 44.84  % 50.06  %

* CLASSES A & B BEGAN 1/4/94; CLASS C BEGAN 9/2/94;
 CLASS Y BEGAN 2/28/94.

                 [Graph appears here]

                    PLOT POINTS

CLASS A:         CPI          S&P 500       S&P UTILITIES:
-------         -----         ------       --------------

 9,525          10,000        10,000           10,000
 9,554          10,027        10,340           10,063
 9,154          10,178         9,979            9,455
 9,380          10,308        10,394            9,894
10,180          10,460        12,580           10,812
11,979          10,590        14,389           13,210
11,198          10,768        14,662           12,204
12,574          10,913        18,201           13,509
13,587          11,006        22,303           14,058


PORTFOLIO MANAGEMENT

                               Paul A. DiLella and Doris A. Kelley-Watkins are
                               Co-Managers of the Evergreen Utility Fund. Mr.
[Photos of Paul A.             DiLella has more than 15 years of investment
DiLella and Doris              research experience, and also is responsible for
A. Kelley-Watkins              research and analysis of electric utility and
appear here]                   natural gas distribution companies. Ms.
                               Kelley-Watkins has more than 20 years' experience
                               in analysis of the utility industry. She also
                               serves as an analyst for the utility and
                               telecommunication sectors. Co-Manager of the Fund
                               previously was a Utility Industry Specialist at
                               Merrill Lynch's Research Department.

                                       14

                                    EVERGREEN
                                   UTILITY FUND

                                               [Utility fund logo appears here]

OBJECTIVE
The Evergreen Utility Fund seeks a return consisting of high current income and moderate capital appreciation.

STRATEGY
The Fund invests at least 65% of assets in the stocks and bonds of utility companies that derive at least 50% of their revenue from the gas, electric and telecommunications industries. When selecting utility company stocks, Fund management considers the company's earnings and dividend potential in the context of current developments in that company's industry. The Fund may invest the remainder of its assets in the common stocks of companies not primarily involved in utility, or in U.S. government bonds, foreign securities, American Depository Receipts and the securities of other investment companies.

LONG-TERM GROWTH

                [Graph appears here]

                    PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,515                            9,554
     8,915                            9,062
     8,896                            9,154
     8,820                            9,181
     8,906                            9,380
     9,068                            9,661
     9,449                           10,180
     9,935                           10,942
    10,449                           11,979
     9,982                           11,551
     9,592                           11,198
    10,087                           11,888
    10,287                           13,587


TOP 10 STOCK HOLDINGS                   JULY 31, 1997
AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      COMPANY                                             ASSETS

 1.   Duke Energy Corp.                                     3.5
 2.   Nokia Corp.                                           3.3
 3.   Public Service Co. of Colorado                        3.2
 4.   Enron Corp.                                           3.1
 5.   Ford Motor Co.                                        3.1
 6.   AirTouch Communications, Inc.                         3.0
 7.   NICOR Inc.                                            2.9
 8.   U.S. West Communications Group, Inc.                  2.9
 9.   MCN Financing III                                     2.9
10.   FPL Group, Inc.                                       2.9

INDUSTRY ALLOCATIONS                     JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Electric Utilities                                    49.9
  2.  Telephone Utilities                                   24.8
  3.  Gas Utilities                                          8.6
  4.  Oil                                                    4.3
  5.  Telecommunications Service & Equipment                 3.3
  6.  Natural Gas                                            3.2
  7.  Automotive Equipment & Manufacturing                   3.1
  8.  Publishing, Broadcasting & Entertainment               2.5

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $130.4 million

                                    EVERGREEN
                                   UTILITY FUND

[Utility fund logo appears here]


                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Utility Fund for the fiscal period that ended July 31, 1997.

PERFORMANCE

The Evergreen Utility Fund, aided by a strong performance by the overall stock market, returned a strong 21.45% for Class Y Shares during the twelve-month period ending July 31. For the seven-month period since the last fiscal year ended on December 31, 1996, the Fund's Class Y Shares had a return of 10.85%. The Fund kept pace with the performance of the utility sector, but underperformed the extraordinary returns of the broad market. A complete review of the performance of each class of shares can be found on page 14.

INVESTMENT ENVIRONMENT

The fiscal period ending July 31 witnessed a strong economy that provided the backdrop for an extremely positive environment for equity investors. The combination of solid economic growth with very little inflationary pressure allowed interest rates to remain relatively low, supplying investors with extra fuel to power the bull market in stocks. The only significant jolt the stock market faced was during March, as rumors of a Federal Reserve-induced interest rate hike circulated throughout the market, causing stocks to experience a slight correction. Investors shrugged off any further inflationary fears following the Federal Reserve Board's 0.25% increase in the Fed Funds rate on March 25, and stocks resumed their powerful upward climb.

The environment within the utility sector has differed significantly from that of the broad market. Whereas the S&P 500 Index returned an exceptional 52.14% for the 12-month period, the S&P Utilities Index had a modest, but respectable total return of 15.20%. Utility companies, traditionally, have been viewed as a more stable and defensive equity holding. However, because the overall market has provided exceptional gains over the past couple of years, traditional utility investors have fled this sector in search of more attractive returns, regardless of the perceived risk factor.

CHANGE WITHIN THE UTILITY INDUSTRY

One factor contributing to the utility sector's relative underperformance is the uncertainty caused by the transformation and restructuring taking place within the industry. Electric and utility companies are in the early stages of a transition toward increased competition, less regulation and increased volatility in their sales and share prices. Consolidation has permeated the industry, resulting in a considerable increase in the number of mergers over the past couple of years. We anticipate this trend may continue as utility companies view mergers as an important defense as they seek to achieve economies of scale, gain market share and diversify their source for earnings growth.

INVESTMENT STRATEGY

Identifying the potential pitfalls and current volatility in the utility sector allows us to formulate an effective strategy in dealing with the industry's transformation. We will continue to focus on the following strategies in an effort to maximize shareholder's returns in the coming quarters.

     1. Avoid the "minefields" within the industry. As we have mentioned, electric utility companies are operating in a climate of uncertainty and volatility as states attempt to manage the transition from monopoly regulation to a competitive market. As managers of the Fund, it is our primary duty to avoid those companies whose share prices will languish within this environment. Our management style dictates careful analysis of the industry's ongoing change and the regulatory and political impact on shareholder interest.

                                    EVERGREEN
                                   UTILITY FUND

                                               [Utility fund logo appears here]


     2. Identify attractive income opportunities. It is paramount to not only invest in quality companies, but also to focus on increasing the Fund's current yield. By maximizing the portfolio's income element, it will ultimately improve the total return for shareholders.

     3. Carefully analyze the utility subsectors. Constant analysis of the utility industry is vital to identify specific trends and opportunities within the subsectors. Consistent with this strategy, we have slightly decreased our exposure to the telephone sector. In addition, we have increased our weighting in the electric utility area as our analysis indicated an improved valuation for this subsector.

     4. Diversify the portfolio through the addition of quality non-utility companies. We recognize the fact that although the Fund represents an investment in the utility sector, there are several opportunities outside the industry that can be capitalized upon to enhance performance. Consistent with this philosophy, holdings such as Dow Chemical, Computer Associates, RJR Reynolds, Phillip Morris and the Ford Motor Company all made a positive impact on returns throughout the fiscal year.

ACTIVE MANAGEMENT STYLE

Our objective is to manage the portfolio using a research-intensive, active style of management. A primary example of the responsive management style is illustrated by the Fund's current investments in Duke Energy Corporation and The AES Corporation. Both of these holdings have provided solid returns, but there are significant differences between these two utility companies. Duke Energy had been a traditional, "all-American" utility company, which sold and distributed electric energy. AES Corp., conversely, represents the "new breed" of energy company. It is more diversified, offering customers not only electricity, but also energy planning and consulting services.

The earlier contrast between the two companies illustrated the changes within the industry as well as the type of management style that is necessary to thrive. Today, electric utilities no longer offer only electric power. Traditional utility companies can still offer strong returns, but a definite change is taking place in the utility environment. In 1997 for example, Duke Energy completed its merger with one of the country's leading natural gas transmission companies, transforming itself into a diversified, global, non-traditional energy company. As fund managers, it is important, therefore, for us to identify the underlying trends and integrate an active, responsive management style, which identifies companies that are best able to survive in this era of change.

OUTLOOK

At this point, the utility sector's valuation relative to the overall market is extremely attractive. In addition, we feel the stock market's historically high valuation level increases the likelihood of a correction. If the market does experience a correction, we feel the Evergreen Utility Fund is positioned to benefit as investors shift their focus to defensive-oriented investment options in an effort to escape the broad market decline. In addition, we will continue to adhere to our current strategies, which provide investors a diversified, high income portfolio with defensive characteristics.

Thank you for your investment in Evergreen Utility Fund.

Sincerely,

/s/ Paul A. DiLella
PAUL A. DILELLA
CO-PORTFOLIO MANAGER

/s/ Doris Kelley-Watkins
DORIS A. KELLEY-WATKINS
CO-PORTFOLIO MANAGER

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                42.44  % 41.20  % 41.24  % 42.58  %
One year with sales
  charge                35.47  % 36.20  % 40.24  % 42.58  %
One year dividends per
  share                 $0.356   $0.192   $0.191   $0.413
One year cap gains per
  share                 $3.339   $3.339   $3.339   $3.339

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             21.60  % 22.04  %   N/A    23.89  %
Five years              15.86  %   N/A      N/A    17.32
Ten years               12.37  %   N/A      N/A      N/A
Since Inception*        14.42  % 16.82  % 22.25  % 17.96  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                20.78  % 20.23  % 20.25  % 20.93  %
Three years             79.80  % 81.76  %   N/A    90.17  %
Five years              108.74 %   N/A      N/A    122.29 %
Ten years               221.12 %   N/A      N/A      N/A
Since Inception*        425.19 % 101.19 % 79.59  % 196.62 %

* CLASS A BEGAN 4/12/85; CLASS B BEGAN 2/2/93;
 CLASS C BEGAN 9/2/94; CLASS Y BEGAN 1/3/91.

                  [Graph appears here]

                     PLOT POINTS

CLASS A:              CPI          S&P 500
-------              -----         ------

 9,525               10,000        10,000
 8,896               10,399         8,824
11,176               10,934        11,458
11,903               11,461        11,672
13,528               11,971        13,159
14,397               12,349        14,839
16,297               12,690        16,110
16,817               13,042        16,960
19,155               13,403        21,381
22,402               13,797        24,920
32,182               14,102        37,905




PORTFOLIO MANAGER

                  David C. Francis, C.F.A., Chief Investment Officer,
[Photo of         Institutional, for First Union Capital Management Group, is
David C.          Portfolio Management Team Leader for the Evergreen Value Fund.
Francis           Mr. Francis is an investment professional with more than 17
appears here]     years of equity analysis and management. He joined First Union from Federated Investment Counseling, a division of Federated
                  Investors, Pittsburgh, where he managed equities for employee benefit and tax-exempt separate accounts and mutual funds.

                                   EVERGREEN
                                   VALUE FUND

                                          [Value Fund logo appears here]

OBJECTIVE
Evergreen Value Fund seeks long-term capital appreciation, with current income as a secondary objective.

STRATEGY
The Fund normally invests at least 75% of its assets in the stocks of U.S. companies with prospects for earnings growth and dividends. These companies have minimum capitalizations of $100 million. The Fund also may invest in foreign securities, American Depository Receipts and investment quality bonds.

LONG-TERM GROWTH

                 [Graph appears here]

                    PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     8,143                            8,497
     9,965                           11,222
     9,760                           11,884
    10,498                           13,239
    10,851                           14,653
    10,870                           15,827
    11,000                           17,012
    12,246                           20,452
    12,655                           22,579
    15,270                           32,112



TOP 10 STOCK HOLDINGS                   JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Nokia Corp.                      Telecommunication       3.0
                                       Services & Equip.
  2.  Tyco International Limited       Diversified             2.9
                                       Companies
  3.  General Electric Co.             Diversified             2.6
                                       Companies
  4.  General Mills, Inc.              Food & Beverage         2.4
                                       Products
  5.  Bristol-Myers Squibb Co.         Healthcare Products     2.4
                                       & Services
  6.  Tosco Corp.                      Energy                  2.3
  7.  CoreStates Financial Corp.       Banks                   2.3
  8.  Tenet Healthcare Corp.           Healthcare Products     2.2
                                       & Services
  9.  Philip Morris Companies          Consumer Products &     2.2
                                       Services
 10.  Williams Companies, Inc.         Oil                     2.1

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 16.3
  2.  Diversified Companies                                 11.7
  3.  Energy                                                10.1
  4.  Utilities                                              7.7
  5.  Healthcare Products & Services                         7.5
  6.  Oil                                                    6.6
  7.  Food & Beverage Products                               5.3
  8.  Electrical Equipment & Services                        4.8
  9.  Transportation                                         3.4
 10.  Telecommunication Services & Equip.                    3.0

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $1.82 billion

                                    EVERGREEN
                                    VALUE FUND

                                                  [Value Fund logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Value Fund for the fiscal period that ended July 31, 1997.

PERFORMANCE

The Evergreen Value Fund provided strong performance during the period. For example, the Fund's Class Y Shares had a total return of 42.58% for the 12 months that ended on July 31, a period characterized by a positive environment for equities that particularly rewarded the large cap, blue-chip companies emphasized by your Fund. A complete review of the performance of each class of shares can be found on page 18.

INVESTMENT ENVIRONMENT

The investment and economic environment during the fiscal period proved very rewarding for investors. The U.S. economy witnessed phenomenal growth and, surprisingly, did so without experiencing signs of inflationary pressure. However, despite few overt signs of inflation, persistent economic growth prompted the Federal Reserve Board, in a "pre-emptive strike" at inflation, to increase interest rates by 0.25% on March 25. This Fed-induced rate hike-- the only Federal Reserve action during the twelve months-- startled investors, resulting in a short-lived decline in equities before they resumed their upward ascent. Interest rates, despite some short-term swings, remained relatively low and stable over the course of the fiscal year, providing more fuel to power the equity rally.

Strong economic growth, low inflation and low interest rates set the stage for the equity market's impressive advance. The stock market's powerful rally featured larger "blue chip" companies, which outperformed their smaller counterparts. Equities' narrow advance was most evident during the first three months of 1997, as the broad market experienced modest gains versus the negative returns for small cap stocks. Since that period, small- and mid-capitalized stocks have provided excellent returns, and have gained some ground on their larger counterparts. However, over the 12-month period, larger capitalization stocks have been the best performers.

INVESTMENT STRATEGY

Throughout the period, the Evergreen Value Fund emphasized large-sized, market-leading companies that have proven records of earnings growth. Consistent with a traditional "value" fund, many of the holdings' share prices reflect statistical measures of value. Such securities may be undervalued due to market decline, poor economic conditions, actual or anticipated problems, or, simply, lack of market attention.

Within the current market environment in which stocks, as a whole, have been bid up to all-time highs and valuation levels that are inflated, it is increasingly difficult to find companies which are undervalued. This investment environment dictates that we remain focused on our "bottom-up" stock selection process, which concentrates on analyzing security fundamentals rather than broad economic forecasts.

FINANCE

The Fund's largest sector weighting, at approximately 19%, is the financial sector. Within this group, banks have rebounded from the early 1990s, a period in which many financial institutions were crippled by bad loans. Financial companies (banks in particular) have ridden a wave of mergers, low interest rates and productivity-enhancing technology to outstanding gains. The Fund's bank holdings include Central Fidelity Banks, Union Planters, Citicorp and NationsBank, all of which returned over 65% for the fiscal period. Financial companies have provided investors handsome returns over the past three years, and have done so with less volatility than other sectors. Going forward, the fundamental outlook for the industry remains attractive, especially if interest rates and inflation remain at their current benign levels.

TECHNOLOGY

The technology sector is among the best performing industries over the past two years, although its advance over the past year has been somewhat narrow. A relatively small number of spectacular performers such as

                                    EVERGREEN
                                    VALUE FUND

                                                  [Value Fund logo appears here]

Intel and Microsoft are largely responsible for the excellent overall performance in the sector. Despite a mild correction in the first quarter of 1997, technology stocks have continued their powerful advance. Despite any short-term volatility, we anticipate this trend to continue. The fundamental outlook for technology-related companies remains positive as companies seek to increase their productivity through technological improvements. Currently, close to half of all capital spending is technology-related. The Fund's performance during the fiscal period was enhanced by particularly strong technology holdings such as Teradyne, Intel and IBM, which returned 245%, 145% and 98%, respectively.

UTILITIES

Utilities comprise the Fund's third largest sector weighting. Within this sector, the portfolio is buoyed by such holdings as Houston Industries and Illinova Corporation. A strong utility exposure bolsters the Fund in two specific ways. First, because utility companies tend to be high dividend-paying companies, our utility weighting tends to increase the Fund's current yield. Second, utilities provide the portfolio a somewhat defensive posture, as these companies possess characteristics that allow them to better endure a market downturn.

OUTLOOK

The outstanding performance of equities over the past couple of years can be attributed to increased efficiency as well as a very favorable economic environment. Companies have experienced surging profits as a direct result of cost-cutting initiatives and productivity gains through technological enhancements. In addition, a very cooperative economy, which has provided solid growth, low interest rates and low inflation, has contributed to a stock market that has doubled over the past three years.

The top individual performers during the fiscal period consisted primarily of large, industry-leading companies, specifically, those within the financial and technology industries. We expect these sectors to remain strongly represented in the coming quarters, as their fundamental outlooks remain very favorable. In addition we intend to maintain a strong representation of large, industry-leading companies such as General Electric, Bristol-Myers, Philip Morris and General Mills, which we believe have the potential to improve the Fund's relative performance.

In light of the dramatic market performance over the past couple of years, we approach the remainder of 1997 with a degree of caution. Judging from its expensive valuation levels, the stock market's upside potential appears to be limited. At this stage of a market cycle, a correction in equity prices is not uncommon. Although painful, a correction would reduce stock valuations to more reasonable levels. Should a market correction occur, we would view it as a buying opportunity.

Thank you for your investment in Evergreen Value Fund.

Sincerely,

/s/ David C. Francis
DAVID C. FRANCIS
PORTFOLIO MANAGEMENT TEAM LEADER
Evergreen Value Fund

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

[Fund for Total Return logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                43.66  % 42.44  % 42.58  %   N/A
One year with sales
  charge                36.84  % 37.44  % 41.58  %   N/A
One year dividends per
  share                 $0.275   $0.141   $0.141   $0.155
One year cap gains per
  share                 $0.330   $0.330   $0.330     N/A

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             22.15  % 22.47  % 23.17  %   N/A
Five years              16.32  %   N/A      N/A      N/A
Ten years               12.40  %   N/A      N/A      N/A
Since Inception*        12.72  % 16.33  % 16.61  %   N/A

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Eight months w/o sales
  charge                20.40  % 19.68  % 19.73  %   N/A
Three years             82.28  % 83.69  % 86.87  %   N/A
Five years              112.92 %   N/A      N/A      N/A
Ten years               221.82 %   N/A      N/A      N/A
Since Inception*        243.38 % 97.49  % 99.66  % 17.72  %

CLASS A BEGAN 2/13/87; CLASSES B & C BEGAN 2/1/93; CLASS Y BEGAN 1/13/97.

                  [Graph appears here]

                      PLOT POINTS



CLASS A:         CPI          S&P 500
-------         -----         ------

 9,525          10,000        10,000
 8,497          10,399         8,824
11,222          10,934        11,458
11,884          11,461        11,672
13,239          11,971        13,159
14,653          12,349        14,839
15,827          12,690        16,110
17,012          13,042        16,960
20,452          13,403        21,381
22,579          13,797        24,920
32,112          14,102        37,905


PORTFOLIO MANAGER

                  Walter T. McCormick, a Senior Vice President and Chief
                  Investment Officer, Growth and Income, at Keystone Investment
[Photo of         Management Company, has been Portfolio Manager of Keystone
Walter T.         Fund for Total Return since the Fund's inception. He also is
McCormick         Portfolio Manager of Keystone Balanced Fund (K-1). A chartered
appears here]     financial analyst with more than 25 years of investment
                  management experience, Mr. McCormick is a graduate of Providence College and earned a M.B.A. at Rutgers University.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

OBJECTIVE
Keystone Fund for Total Return seeks total return through a combination of growth of capital and income.

STRATEGY
The Fund invests primarily in U.S. common stocks, but also may invest in other securities, including convertible securities, bonds and foreign stocks in an effort to provide consistent returns with less price volatility. At the core of the portfolio are U.S. companies with total market capitalizations of more than $5 billion. However, the Fund also may invest in mid- or small-cap companies.

LONG-TERM GROWTH

                [Graph appears here]

                 PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     8,409                            8,896
    10,078                           11,176
     9,873                           11,903
    10,819                           13,528
    11,025                           14,397
    11,721                           16,297
    10,953                           16,817
    12,194                           19,155
    13,310                           22,402
    18,470                           32,182



TOP 10 STOCK HOLDINGS                   JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                            % OF
                                                            NET
      STOCK                          INDUSTRY              ASSETS

  1.  General Electric Co.           Capital Goods            3.0
  2.  Bristol-Myers Squibb Co.       Healthcare Products      2.9
                                     & Services
  3.  Philip Morris Companies, Inc.  Consumer Products &      2.1
                                     Services
  4.  American Home Products Corp.   Healthcare Products      2.0
                                     & Services
  5.  Motorola, Inc.                 Electrical Equip. &      2.0
                                     Services
  6.  International Business         Business Equipment &     1.9
      Machines                       Services
  7.  BMC Software                   Business Equipment &     1.8
                                     Services
  8.  Texas Instruments              Electrical Equip. &      1.8
                                     Services
  9.  Tyco International Ltd.        Diversified              1.7
                                     Companies
 10.  Northern Telecom Ltd.          Telecommunication        1.6
                                     Services & Equip.

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Finance & Insurance                                    8.7
  2.  Electrical Equipment & Services                        8.1
  3.  Business Equipment & Services                          7.5
  4.  Real Estate                                            7.4
  5.  Healthcare Products & Services                         7.2
  6.  Consumer Products & Services                           6.0
  7.  Oil                                                    5.8
  8.  Diversified Companies                                  5.2
  9.  Telecommunication Services & Equip.                    5.1
 10.  Chemical & Agricultural Products                       4.6

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $163.3 million

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

[Fund for Total Return logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report on the Keystone Fund for Total Return for the fiscal period that ended on July 31, 1997.

PERFORMANCE

The Keystone Fund for Total Return delivered exceptionally strong returns through the period, reflecting good stock selection and the very positive investment environment that has helped to propel the stock market to record highs. In this positive environment, the market leaders tended to be stocks of the large capitalization, dividend-paying companies that your Fund normally emphasizes. A complete review of the performance of each class of shares can be found on page 22.

ENVIRONMENT

The 12-month period that ended on July 31, especially the final eight months, provided an extremely supportive investment environment for stocks in general, and large company stocks in particular. In general, the economy in the United States grew at a steady pace, with inflation well under control. Interest rates, despite some short-term fluctuations, showed relative stability when looked at over longer periods of time. Rates remained sufficiently low to provide liquidity to the bull market for stocks.

The economy showed very strong growth during the final two quarters of 1996, giving impetus to the stock markets. In early 1997, this momentum stalled somewhat beginning in February amid concerns that economic growth might be overheating and set off a round of inflation. This led to the anticipation that the Federal Reserve Board might step in to pre-empt inflation by limiting liquidity through increases in short-term interest rates. In fact, the Federal Reserve Board did raise rates by one-quarter of one percent in late March, and this did cause a pull-back in the stock market in March and April. This pull-back, however, turned out to be a temporary pause in a longer-term upward trend. In hindsight, the March-April downturn probably was healthy, reducing some of the excess speculation from the stock market. Subsequently, as new reports gave evidence that economic growth was slowing during the second quarter of 1997 and that inflation was not becoming a problem, interest rates began falling. The bull market in stocks resumed and the stock market hit a succession of new highs in the spring and summer of 1997.

ASSET ALLOCATION                          JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

[Pie chart appears below with the following data:]

Common Stocks                           88.2%
Convertible Preferred Stocks             5.4%
Short-term Investments & other assets    3.6%
Convertible Debentures                   2.8%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

LARGE CAP LEADERS

Throughout this period, the large capitalization, U.S. companies that usually are emphasized by your Fund were the market leaders. Many of these companies have made significant capital investments during the past decade, especially in technology, which have increased their productivity and improved their competitive standing in the global markets. At the same time, many companies also have undergone restructurings and cost-cutting, which have had similar effects on their productivity and competitive positions. The result is that U.S. industry has become more competitive on a worldwide basis, and many American companies have become world leaders.

INVESTMENT STRATEGY

Throughout the period, your Fund has maintained its relatively conservative approach to equity investing, concentrating on the stocks of large companies with proven records of consistent earnings growth and market leadership. Throughout the period, the Fund has emphasized several industries, including finance and insurance, real estate trusts, healthcare products and services and technology. In the final two months of the period, the Fund also has increased its emphasis on technology companies, including electronics companies, office equipment companies and software companies.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

REAL ESTATE TRUSTS
One of the distinctive areas of emphasis in your Fund during the past year has been its position in real estate investment trusts. These investments, which usually provide good yield as well as the opportunity for price appreciation, have performed extremely well in a very strong market for real estate, particularly commercial and office properties. While we have taken some profits and reduced the Fund's exposure to real estate somewhat in recent months, the Fund's position still remains significant at 7.4% of net assets.

FINANCE AND INSURANCE

The general financial area, including banks, insurance and other financial service companies, has been the largest area of emphasis, at 12.0% of assets. These industries have tended to do well in the environment of moderate growth and low inflation. Significant holdings during the past year have been BankAmerica Corp., BankBoston Corp., Chase Manhattan Corp., the Student Loan Marketing Association (Sallie Mae), and The Travelers Group.

HEALTHCARE PRODUCTS AND SERVICES

The pharmaceutical area was another major area of emphasis, at more than 7% of net assets at the end of the fiscal period. This area rebounded strongly after the correction in the market during March and April, and we increased our emphasis when we saw attractive relative values. We have favored pharmaceutical companies with strong product pipelines, or the ability to develop and introduce successive new products over time. Holdings include American Home Products, Johnson & Johnson and Bristol-Myers.

TECHNOLOGY

As the stock market showed new strength in the late spring and early summer, we increased our emphasis on technology stocks in general when we saw attractive values. We increased Fund holdings in IBM and Motorola, both of which have had strong comebacks, and added Microsoft, the world's dominant software company, to the portfolio. We also have positions in Intel and Texas Instruments.

Many of these companies are benefiting from the very strong demand for personal computers, which we expect to continue. In our portfolio, we have tended to emphasize companies that we believe will be leading players in the personal computer market.

OUTLOOK

As we enter the second half of 1997, we find ourselves in one of the most positive investment environments in memory, with moderate economic growth, stable-to-falling interest rates, high and rising corporate profits, liquidity in the markets and low inflation. In addition, investors continue to put money into the equity markets, feeding strong demand for stocks in general. The stocks that have benefited the most from this phenomenon have been the stocks that have produced the most impressive returns over the past three years-- the large capitalization, blue chip stocks that are an important part of your Fund's investment strategy.

We believe that as long as inflation remains under control, interest rates can remain relatively stable and the favorable environment for stocks can continue.

A word of caution is in order, however. The extraordinarily positive environment for stock investing cannot continue indefinitely, and we believe mutual fund investors should moderate their expectations about future returns. In particular, they should not expect a repeat of the extremely impressive returns of the past 12 months. Moreover, it would not be unusual if at some point the market experiences a major correction in stock prices. These corrections, while very painful when they occur, are normal events in market cycles. Investors experiencing them should remind themselves of their long-term objectives and not be overly influenced by short-term events.

We thank you for your support of Keystone Fund for Total Return.

Sincerely,

/s/ Albert H. Elfner, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/ Walter T. McCormick
WALTER T. MCCORMICK
SENIOR VICE PRESIDENT
Chief Investment Officer, Growth and Income

                                    EVERGREEN
                              GROWTH AND INCOME FUND

[G&I logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             SEVEN MONTHS         YEAR ENDED DECEMBER
                                                                               ENDED                     31,
                                                                           JULY 31, 1997#        1996          1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................      $  22.53          $ 18.63       $ 14.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................          0.08             0.12          0.13
Net realized and unrealized gain on investments.......................          4.72             4.26          4.64
Total from investment operations......................................          4.80             4.38          4.77
LESS DISTRIBUTIONS FROM
Net investment income.................................................         (0.07)           (0.13)        (0.14)
In excess of net investment income....................................             0**              0             0
Net realized gain on investments......................................             0            (0.35)        (0.48)
Total distributions...................................................         (0.07)           (0.48)        (0.62)
NET ASSET VALUE END OF PERIOD.........................................      $  27.26          $ 22.53       $ 18.63
Total return+.........................................................         21.33%           23.50%        33.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          1.47%++          1.41%         1.55%++
  Total expenses, excluding indirectly paid expenses..................          1.47%++           N/A           N/A
  Total expenses, excluding fee waivers & expense reimbursements......           N/A              N/A          1.64%++
  Net investment income...............................................          0.57%++          0.70%         0.99%++
Portfolio turnover rate...............................................             6%              14%           17%
Average commission rate paid per share................................      $ 0.0603          $0.0566           N/A
NET ASSETS END OF PERIOD (MILLIONS)...................................      $    166          $    85       $    19

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                                                                            SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                              ENDED                    31,
                                                                          JULY 31, 1997#        1996         1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................      $  22.43          $ 18.59       $14.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..........................................         (0.02)               0**       0.05
Net realized and unrealized gain on investments.......................          4.69             4.20         4.61
Total from investment operations......................................          4.67             4.20         4.66
LESS DISTRIBUTIONS FROM
Net investment income.................................................             0            (0.01)       (0.07)
Net realized gain on investments......................................             0            (0.35)       (0.48)
Total distributions...................................................             0            (0.36)       (0.55)
NET ASSET VALUE END OF PERIOD.........................................      $  27.10          $ 22.43       $18.59
Total return+.........................................................         20.82%           22.60%       32.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          2.25%++          2.17%        2.24%++
  Total expenses, excluding indirectly paid expenses..................          2.25%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements......           N/A              N/A         2.26%++
  Net investment income...............................................         (0.19%)++        (0.06%)       0.30%++
Portfolio turnover rate...............................................             6%              14%          17%
Average commission rate paid per share................................      $ 0.0603          $0.0566          N/A
NET ASSETS END OF PERIOD (MILLIONS)...................................      $    542          $   245       $   46

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             GROWTH AND INCOME FUND

                                           [Growth and Income Fund appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                              ENDED                    31,
                                                                          JULY 31, 1997#        1996         1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................      $  22.43          $ 18.58       $14.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..........................................         (0.02)               0**       0.06
Net realized and unrealized gain on investments.......................          4.69             4.21         4.60
Total from investment operations......................................          4.67             4.21         4.66
LESS DISTRIBUTIONS FROM
Net investment income.................................................             0            (0.01)       (0.08)
Net realized gain on investments......................................             0            (0.35)       (0.48)
Total distributions...................................................             0            (0.36)       (0.56)
NET ASSET VALUE END OF PERIOD.........................................      $  27.10          $ 22.43       $18.58
Total return+.........................................................         20.82%           22.60%       32.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          2.25%++          2.17%        2.15%++
  Total expenses, excluding indirectly paid expenses..................          2.25%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements......           N/A              N/A         4.94%++
  Net investment income...............................................         (0.19%)++        (0.06%)       0.35%++
Portfolio turnover rate...............................................             6%              14%          17%
Average commission rate paid per share................................      $ 0.0603          $0.0566          N/A
NET ASSETS END OF PERIOD (MILLIONS)...................................      $     24          $    10       $   20

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              GROWTH AND INCOME FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SEVEN MONTHS
                                                                      ENDED                   YEAR ENDED DECEMBER 31,
                                                                   JULY 31, 1997#      1996        1995        1994       1993
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD............................      $  22.55        $ 18.64     $ 14.52     $15.41     $14.18
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................          0.11           0.18        0.18       0.14       0.14
Net realized and unrealized gain (loss) on investments.........          4.73           4.25        4.59       0.12       1.91
Total from investment operations...............................          4.84           4.43        4.77       0.26       2.05
LESS DISTRIBUTIONS FROM
Net investment income..........................................         (0.10)         (0.17)      (0.17)     (0.14)     (0.14)
In excess of net investment income.............................             0**            0           0          0          0
Net realized gain on investments...............................             0          (0.35)      (0.48)     (1.01)     (0.68)
Total distributions............................................         (0.10)         (0.52)      (0.65)     (1.15)     (0.82)
NET ASSET VALUE END OF PERIOD..................................      $  27.29        $ 22.55     $ 18.64     $14.52     $15.41
Total return...................................................         21.52%         23.80%      32.90%      1.70%     14.40%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................................          1.21%++        1.16%       1.27%      1.33%      1.26%
  Total expenses, excluding indirectly paid expenses...........          1.21%++        1.16%        N/A        N/A        N/A
  Net investment income........................................          0.82%++        0.93%       1.11%      0.96%      0.99%
Portfolio turnover rate........................................             6%            14%         17%        29%        28%
Average commission rate paid per share.........................      $ 0.0603        $0.0566         N/A        N/A        N/A
NET ASSETS END OF PERIOD (MILLIONS)............................      $    616        $   442     $   141     $   73     $   77

                                                                                         YEAR ENDED DECEMBER 31,
                                                                   1992      1991      1990      1989     1988*     1987*

CLASS Y SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD............................   $12.99    $10.72    $12.03    $10.62    $ 9.38    $10.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................     0.15      0.19      0.30      0.52      0.19      0.20
Net realized and unrealized gain (loss) on investments.........     1.65      2.58     (0.84)     2.17      2.10     (0.63)
Total from investment operations...............................     1.80      2.77     (0.54)     2.69      2.29     (0.43)
LESS DISTRIBUTIONS FROM
Net investment income..........................................    (0.15)    (0.19)    (0.30)    (0.52)    (0.19)    (0.24)
In excess of net investment income.............................        0         0         0         0         0         0
Net realized gain on investments...............................    (0.46)    (0.31)    (0.47)    (0.76)    (0.86)        0
Total distributions............................................    (0.61)    (0.50)    (0.77)    (1.28)    (1.05)    (0.24)
NET ASSET VALUE END OF PERIOD..................................   $14.18    $12.99    $10.72    $12.03    $10.62    $ 9.38
Total return...................................................    13.80%    25.80%    (4.50%)   25.40%    24.60%    (4.30%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................................     1.33%     1.41%     1.50%     1.54%     1.56%     1.76%
  Total expenses, excluding indirectly paid expenses...........      N/A       N/A       N/A       N/A       N/A       N/A
  Net investment income........................................     1.18%     1.55%     2.62%     4.13%     1.70%     1.90%
Portfolio turnover rate........................................       30%       23%       41%       53%       41%       48%
Average commission rate paid per share.........................      N/A       N/A       N/A       N/A       N/A       N/A
NET ASSETS END OF PERIOD (MILLIONS)............................   $   64    $   48    $   36    $   32    $   24    $   21

++ Annualized.
* Net investment income based on the average monthly shares outstanding for the period indicated.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS

                                    EVERGREEN
                             INCOME AND GROWTH FUND

                                                    [I&G Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             SIX MONTHS
                                                                               ENDED                  YEAR ENDED JANUARY 31,
                                                                           JULY 31, 1997#        1997          1996          1995*
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $  21.79          $ 20.15       $ 17.28       $ 17.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.52             1.02          1.01          0.02
Net realized and unrealized gain on investments...................          2.15             1.67          2.94          0.17
Total from investment operations..................................          2.67             2.69          3.95          0.19
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.52)           (1.05)        (1.08)            0
Total distributions...............................................         (0.52)           (1.05)        (1.08)            0
NET ASSET VALUE, END OF PERIOD....................................      $  23.94          $ 21.79       $ 20.15       $ 17.28
Total return+.....................................................         12.45%           13.80%        23.40%         1.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................          1.45%++          1.44%         1.36%         1.45%++
  Total expenses, excluding indirectly paid expenses..............          1.45%++           N/A           N/A           N/A
  Total expenses, excluding fee waivers & expense reimbursements..           N/A              N/A          2.50%          N/A
  Interest expense................................................           N/A             0.03%          N/A           N/A
  Net investment income...........................................          4.69%++          4.93%         5.39%         4.09%++
Portfolio turnover rate...........................................            72%             168%          138%          151%
Average commission rate paid per share............................      $ 0.0487          $0.0491           N/A           N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................      $ 11,955          $ 9,678       $ 4,412       $   119

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of Class operations) to January 31, 1995.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                                                                        SIX MONTHS
                                                                          ENDED                  YEAR ENDED JANUARY 31,
                                                                     JULY 31, 1997#        1997          1996         1995*
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $  21.69          $ 20.08       $ 17.28       $17.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.43**           0.89          0.91         0.02
Net realized and unrealized gain on investments...................          2.15             1.64          2.87         0.17
Total from investment operations..................................          2.58             2.53          3.78         0.19
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.46)           (0.92)        (0.98)           0
Total distributions...............................................         (0.46)           (0.92)        (0.98)           0
NET ASSET VALUE, END OF PERIOD....................................      $  23.81          $ 21.69       $ 20.08       $17.28
Total return+.....................................................         12.06%           13.00%        22.40%        1.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................          2.20%++          2.19%         2.11%        2.23%++
  Total expenses, excluding paid expenses.........................          2.20%++           N/A           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..           N/A              N/A          2.25%         N/A
  Interest expense................................................           N/A             0.03%          N/A          N/A
  Net investment income...........................................          3.94%++          4.17%         4.69%        3.23%++
Portfolio turnover rate...........................................            72%             168%          138%         151%
Average commission rate paid per share............................      $ 0.0487          $0.0491           N/A          N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................      $ 43,977          $35,323       $14,750       $  599

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculated based on average shares outstanding.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             INCOME AND GROWTH FUND

[I&G logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       SIX MONTHS
                                                                          ENDED                 YEAR ENDED JANUARY 31,
                                                                     JULY 31, 1997#        1997          1996        1995*
CLASS C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $  21.69          $ 20.08       $17.27       $17.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.44**           0.87         0.90         0.01
Net realized and unrealized gain on investments...................          2.14             1.66         2.89         0.17
Total from investment operations..................................          2.58             2.53         3.79         0.18
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.46)           (0.92)       (0.98)           0
Total distributions...............................................         (0.46)           (0.92)       (0.98)           0
NET ASSET VALUE, END OF PERIOD....................................      $  23.81          $ 21.69       $20.08       $17.27
Total return+.....................................................         12.06%           12.90%       22.40%        1.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................          2.20%++          2.19%        2.11%        2.22%++
  Total expenses, excluding paid expenses.........................          2.20%++           N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..           N/A              N/A        13.03%         N/A
  Interest expense................................................           N/A             0.03%         N/A          N/A
  Net investment income...........................................          4.06%++          4.15%        4.67%        2.68%++
Portfolio turnover rate...........................................            72%             168%         138%         151%
Average commission rate paid per share............................      $ 0.0487          $0.0491          N/A          N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................      $    950          $   982       $  523       $   24

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculated based on average shares outstanding.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             INCOME AND GROWTH FUND

                                                         [I&G logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                        ENDED            YEAR ENDED JANUARY 31,
                                                                   JULY 31, 1997#     1997       1996      1995##
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $  21.81       $ 20.16    $ 17.28    $18.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................          0.55          1.08       1.10     0.87
Net realized and unrealized gain (loss) on investments........          2.16          1.66       2.87    (0.55 )
Total from investment operations..............................          2.71          2.74       3.97     0.32
LESS DISTRIBUTIONS FROM
Net investment income.........................................         (0.54)        (1.09)     (1.09)   (1.08 )
Net realized gain on investments..............................             0             0          0    (0.25 )
Total distributions...........................................         (0.54)        (1.09)     (1.09)   (1.33 )
NET ASSET VALUE, END OF PERIOD................................      $  23.98       $ 21.81    $ 20.16    $17.28
Total return..................................................         12.65%        14.10%     23.50%    1.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..............................................          1.20%++       1.18%      1.19%    1.24%++
  Total expenses, excluding paid expenses.....................          1.20%++        N/A        N/A      N/A
  Interest expense............................................           N/A          0.03%       N/A      N/A
  Net investment income.......................................          4.97%++       5.14%      5.70%    5.70%++
Portfolio turnover rate.......................................            72%          168%       138%     151%
Average commission rate paid per share........................      $ 0.0487       $0.0491        N/A      N/A
NET ASSETS, END OF PERIOD (MILLIONS)..........................      $    900       $   858    $   914    $ 942

                                                                                   YEAR ENDED MARCH 31,
                                                                1994       1993       1992       1991       1990      1989
CLASS Y SHARES (CONTINUED)
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 20.90    $ 18.82    $ 18.12    $ 18.26    $17.92    $17.11
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................      1.08       1.11       1.08       1.02      1.07      1.12
Net realized and unrealized gain (loss) on investments......     (1.41)      2.51       0.70      (0.08)     0.36      0.79
Total from investment operations............................     (0.33)      3.62       1.78       0.94      1.43      1.91
LESS DISTRIBUTIONS FROM
Net investment income.......................................     (1.08)     (1.08)     (1.08)     (1.08)    (1.09)    (1.08)
Net realized gain on investments............................     (1.20)     (0.46)         0          0         0     (0.02)
Total distributions.........................................     (2.28)     (1.54)     (1.08)     (1.08)    (1.09)    (1.10)
NET ASSET VALUE, END OF PERIOD..............................   $ 18.29    $ 20.90    $ 18.82    $ 18.12    $18.26    $17.92
Total return................................................     -2.10%     20.20%     10.20%      5.80%     7.90%     1.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses............................................      1.18%      1.18%      1.21%      1.23%     1.18%     1.02%
  Total expenses, excluding paid expenses...................       N/A        N/A        N/A        N/A       N/A       N/A
  Interest expense..........................................       N/A        N/A        N/A        N/A       N/A       N/A
  Net investment income.....................................      5.29%      5.65%      5.73%      5.90%     5.64%     6.36%
Portfolio turnover rate.....................................       106%       164%       137%       137%       89%       86%
Average commission rate paid per share......................       N/A        N/A        N/A        N/A       N/A       N/A
NET ASSETS, END OF PERIOD (MILLIONS)........................   $ 1,065    $ 1,142    $ 1,032    $ 1,151    $1,292    $1,312


                                                       YEAR ENDED MARCH 31,
                                                               1988
CLASS Y SHARES (CONTINUED)
NET ASSET VALUE, BEGINNING OF PERIOD........................  $20.37
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................    1.06
Net realized and unrealized gain (loss) on investments......   (2.64)
Total from investment operations............................   (1.58)
LESS DISTRIBUTIONS FROM
Net investment income.......................................   (0.80)
Net realized gain on investments............................   (0.88)
Total distributions.........................................   (1.68)
NET ASSET VALUE, END OF PERIOD..............................  $17.11
Total return................................................   (7.80%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses............................................    1.01%
  Total expenses, excluding paid expenses...................     N/A
  Interest expense..........................................     N/A
  Net investment income.....................................    5.80%
Portfolio turnover rate.....................................      81%
Average commission rate paid per share......................     N/A
NET ASSETS, END OF PERIOD (MILLIONS)........................  $1,346

++ Annualized.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
## For the ten month period ended January 31, 1995. The Fund changed its fiscal year end from March 31 to January 31, effective January 31, 1995.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

[Small Cap Equity Income Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                                            ENDED                    31,
                                                                                        JULY 31, 1997#        1996         1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................................      $  13.10          $ 11.57       $ 9.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................................................          0.14**           0.34         0.34
Net realized and unrealized gain on investments......................................          2.59             2.13         2.45
Total from investment operations.....................................................          2.73             2.47         2.79
LESS DISTRIBUTIONS FROM
Net investment income................................................................         (0.13)           (0.34)       (0.37)
Net realized gain on investments.....................................................         (0.01)           (0.60)       (0.49)
Total distributions..................................................................         (0.14)           (0.94)       (0.86)
NET ASSET VALUE END OF PERIOD........................................................      $  15.69          $ 13.10       $11.57
Total return+........................................................................         20.99%           22.00%       29.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          1.71%++          1.75%        1.75%++
  Total expenses, excluding indirectly paid expenses.................................          1.70%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements                               1.84%++          5.03%       24.45%++
  Net investment income..............................................................          1.88%++          3.08%        3.39%++
Portfolio turnover rate..............................................................            13%              50%          48%
Average commission rate paid per share...............................................      $ 0.0665          $0.0635          N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................      $  4,239          $   336       $  216

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                                                                                         SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                                            ENDED                    31,
                                                                                        JULY 31, 1997#        1996         1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................................      $  13.09          $ 11.57       $ 9.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................................................          0.08**           0.27         0.28
Net realized and unrealized gain on investments......................................          2.57             2.11         2.43
Total from investment operations.....................................................          2.65             2.38         2.71
LESS DISTRIBUTIONS FROM
Net investment income................................................................         (0.09)           (0.26)       (0.29)
Net realized gain on investments.....................................................         (0.01)           (0.60)       (0.49)
Total distributions..................................................................         (0.10)           (0.86)       (0.78)
NET ASSET VALUE END OF PERIOD........................................................      $  15.64          $ 13.09       $11.57
Total return+........................................................................         20.37%           21.10%       28.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          2.46%++          2.50%        2.50%++
  Total expenses, excluding indirectly paid expenses.................................          2.45%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements.....................          2.59%++          5.72%       20.90%++
  Net investment income..............................................................          1.12%++          2.39%        2.67%++
Portfolio turnover rate..............................................................            13%              50%          48%
Average commission rate paid per share...............................................      $ 0.0665          $0.0635          N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................      $  9,462          $   692       $  266

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

                                [Small Cap Equity Income Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                                            ENDED                    31,
                                                                                        JULY 31, 1997#        1996         1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................................      $  13.09          $ 11.56       $ 9.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................................................          0.10**           0.28         0.28
Net realized and unrealized gain on investments......................................          2.54             2.10         2.33
Total from investment operations.....................................................          2.64             2.38         2.61
LESS DISTRIBUTIONS FROM
Net investment income................................................................         (0.09)           (0.25)       (0.30)
Net realized gain on investments.....................................................         (0.01)           (0.60)       (0.49)
Total distributions..................................................................         (0.10)           (0.85)       (0.79)
NET ASSET VALUE END OF PERIOD........................................................      $  15.63          $ 13.09       $11.56
Total return+........................................................................         20.30%           21.10%       27.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          2.45%++          2.50%        2.50%++
  Total expenses, excluding indirectly paid expenses.................................          2.44%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements.....................          2.58%++          5.77%      187.29%++
  Net investment income..............................................................          1.20%++          2.33%        2.63%++
Portfolio turnover rate..............................................................            13%              50%          48%
Average commission rate paid per share...............................................      $ 0.0665          $0.0635          N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................      $  2,770          $    56       $   24

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 24, 1995 (commencement of class operations) to December 31, 1995.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                                                            SEVEN MONTHS
                                                               ENDED                       YEAR ENDED DECEMBER 31,
                                                           JULY 31, 1997#        1996          1995         1994        1993*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.....................      $  13.12          $ 11.58       $ 9.70       $10.15       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................................          0.19**           0.38         0.38         0.34         0.10
Net realized and unrealized gain (loss) on investments..          2.56             2.13         2.38        (0.41)        0.15
Total from investment operations........................          2.75             2.51         2.76        (0.07)        0.25
LESS DISTRIBUTIONS FROM
Net investment income...................................         (0.15)           (0.37)       (0.38)       (0.33)       (0.10)
Net realized gain on investments........................         (0.01)           (0.60)       (0.50)       (0.05)           0
Total distributions.....................................         (0.16)           (0.97)       (0.88)       (0.38)       (0.10)
NET ASSET VALUE END OF PERIOD...........................      $  15.71          $ 13.12       $11.58       $ 9.70       $10.15
Total return............................................         21.09%           22.40%       29.10%       (0.70%)       2.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................          1.39%++          1.50%        1.50%        1.48%        0.00%++
  Total expenses, excluding indirectly paid expenses....          1.38%++           N/A          N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense
    reimbursements                                                1.59%++          4.75%        4.34%        4.68%        4.39%++
  Net investment income.................................          2.39%++          3.36%        3.56%        3.72%        4.07%++
Portfolio turnover rate.................................            13%              50%          48%           9%          15%
Average commission rate paid per share..................      $ 0.0665          $0.0635          N/A          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)....................      $ 42,374            8,592        4,806        3,613        2,236

++ Annualized.
* For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                   UTILITY FUND

[Utility Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SEVEN MONTHS
                                                                         ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996           1995         1994*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.57          $ 10.80       $   9.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.25             0.41           0.44         0.45
Net realized and unrealized gain (loss) on investments............          0.87             0.05           2.25        (1.01)
Total from investment operations..................................          1.12             0.46           2.69        (0.56)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.24)           (0.41)         (0.44)       (0.44)
Net realized gain on investments..................................             0            (0.28)         (0.45)           0
Total distributions...............................................         (0.24)           (0.69)         (0.89)       (0.44)
NET ASSET VALUE END OF PERIOD.....................................      $  11.45          $ 10.57       $  10.80       $ 9.00
Total return+.....................................................         10.72%            4.40%         30.70%       (5.60%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          1.00%++          0.87%          0.79%        0.53%++
  Total expenses, excluding indirectly paid expenses..............          0.99%++           N/A            N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..          1.19%++          1.15%          1.18%        1.43%++
  Net investment income...........................................          3.85%++          3.87%          4.51%        5.07%++
Portfolio turnover rate...........................................            50%              59%            88%          23%
Average commission rate paid per share............................      $ 0.0593          $0.0605            N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $ 91,638          $96,243       $107,872       $4,190

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                                                                      SEVEN MONTHS
                                                                         ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996           1995          1994*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.58          $ 10.81       $   9.00       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.20             0.33           0.37          0.39
Net realized and unrealized gain (loss) on investments............          0.87             0.05           2.26         (1.01)
Total from investment operations..................................          1.07             0.38           2.63         (0.62)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.19)           (0.33)         (0.37)        (0.38)
Net realized gain on investments..................................             0            (0.28)         (0.45)            0
Total distributions...............................................         (0.19)           (0.61)         (0.82)        (0.38)
NET ASSET VALUE END OF PERIOD.....................................      $  11.46          $ 10.58       $  10.81       $  9.00
Total return+.....................................................         10.21%            3.60%         29.90%        (6.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          1.75%++          1.62%          1.53%         1.27%++
  Total expenses, excluding indirectly paid expenses..............          1.74%++           N/A            N/A           N/A
  Total expenses, excluding fee waivers & expense reimbursements..          1.94%++          1.89%          1.93%         2.11%++
  Net investment income...........................................          3.10%++          3.12%          3.78%         4.19%++
Portfolio turnover rate...........................................            50%              59%            88%           23%
Average commission rate paid per share............................      $ 0.0593          $0.0605            N/A           N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $ 36,738          $38,511       $ 35,662       $28,792

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                   UTILITY FUND

[Utility Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      SEVEN MONTHS
                                                                         ENDED                 YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996          1995        1994*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.58          $ 10.82       $ 9.01       $ 9.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.20             0.33         0.37         0.12
Net realized and unrealized gain (loss) on investments............          0.87             0.04         2.26        (0.33)
Total from investment operations..................................          1.07             0.37         2.63        (0.21)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.19)           (0.33)       (0.37)       (0.11)
Net realized gain on investments..................................             0            (0.28)       (0.45)           0
Total distributions...............................................         (0.19)           (0.61)       (0.82)       (0.11)
NET ASSET VALUE END OF PERIOD.....................................      $  11.46          $ 10.58       $10.82       $ 9.01
Total return+.....................................................         10.21%            3.50%       29.80%       (2.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          1.75%++          1.63%        1.54%        1.94%++
  Total expenses, excluding indirectly paid expenses..............          1.74%++           N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..          1.94%++          1.90%        1.93%        2.78%++
  Net investment income...........................................          3.10%++          3.13%        3.76%        3.96%++
Portfolio turnover rate...........................................            50%              59%          88%          23%
Average commission rate paid per share............................      $ 0.0593          $0.0605          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $    379          $   396       $  246       $  128

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                                                                      SEVEN MONTHS
                                                                         ENDED                 YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996          1995        1994*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.58          $ 10.82       $ 9.00       $ 9.51
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.25             0.44         0.47         0.37
Net realized and unrealized gain (loss) on investments............          0.88             0.03         2.27        (0.50)
Total from investment operations..................................          1.13             0.47         2.74        (0.13)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.25)           (0.43)       (0.47)       (0.37)
In excess of net investment income................................             0                0            0        (0.01)
Net realized gain on investments..................................             0            (0.28)       (0.45)           0
Total distributions...............................................         (0.25)           (0.71)       (0.92)       (0.38)
NET ASSET VALUE END OF PERIOD.....................................      $  11.46          $ 10.58       $10.82       $ 9.00
Total return......................................................         10.85%            4.50%       31.30%       (1.60%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          0.94%++          0.61%        0.54%        0.40%++
  Total expenses, excluding indirectly paid expenses..............          0.93%++           N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..          0.73%++          0.89%        0.93%        1.24%++
  Net investment income...........................................          4.06%++          4.01%        4.76%        4.93%++
Portfolio turnover rate...........................................            50%              59%          88%          23%
Average commission rate paid per share............................      $ 0.0593          $0.0605          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $  1,627          $ 2,000       $7,791       $5,201

++ Annualized.
* For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SEVEN MONTHS
                                                                       ENDED             YEAR ENDED DECEMBER 31,
                                                                   JULY 31, 1997#      1996        1995        1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................      $  20.57        $ 20.45     $ 16.62     $17.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................          0.21           0.38        0.55       0.52
Net realized and unrealized gain (loss) on investments..........          4.05           3.49        4.69      (0.20)
Total from investment operations................................          4.26           3.87        5.24       0.32
LESS DISTRIBUTIONS FROM
Net investment income...........................................         (0.19)         (0.41)      (0.51)     (0.51)
Net realized gain on investments................................             0          (3.32)      (0.90)     (0.82)
In excess of net investment income..............................             0          (0.02)          0          0
Total distributions.............................................         (0.19)         (3.75)      (1.41)     (1.33)
NET ASSET VALUE END OF PERIOD...................................      $  24.64        $ 20.57     $ 20.45     $16.62
Total return+...................................................         20.78%         18.90%      31.80%      1.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................          0.92%++        0.91%       0.90%      0.93%
  Total expenses, excluding indirectly paid expenses............          0.92%++         N/A         N/A        N/A
  Total expenses, excluding fee waiver & expense reimbursement..           N/A            N/A         N/A        N/A
  Net investment income.........................................          1.66%++        1.77%       2.78%      2.96%
Portfolio turnover rate.........................................             6%            91%         53%        70%
Average commission rate paid per share..........................      $ 0.0600        $0.0588         N/A        N/A
NET ASSETS END OF PERIOD (MILLIONS).............................      $    392        $   328     $   292     $  189


                                                         YEAR ENDED DECEMBER 31,
                                                                   1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................  $17.11
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................    0.47
Net realized and unrealized gain (loss) on investments..........    1.10
Total from investment operations................................    1.57
LESS DISTRIBUTIONS FROM
Net investment income...........................................   (0.47)
Net realized gain on investments................................   (0.58)
In excess of net investment income..............................       0
Total distributions.............................................   (1.05)
NET ASSET VALUE END OF PERIOD...................................  $17.63
Total return+...................................................    9.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................    0.99%
  Total expenses, excluding indirectly paid expenses............     N/A
  Total expenses, excluding fee waiver & expense reimbursement..     N/A
  Net investment income.........................................    2.63%
Portfolio turnover rate.........................................      46%
Average commission rate paid per share..........................     N/A
NET ASSETS END OF PERIOD (MILLIONS).............................  $  190

                                                                       YEAR ENDED DECEMBER 31,         YEAR ENDED MARCH 31,
                                                                    1992        1991        1990*       1990       1989
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.............................   $ 17.08     $ 14.61     $ 15.12     $14.45     $12.83
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................      0.44        0.46        0.36       0.54       0.36
Net realized and unrealized gain (loss) on investments..........      0.89        3.17       (0.44)      1.70       2.11
Total from investment operations................................      1.33        3.63       (0.08)      2.24       2.47
LESS DISTRIBUTIONS FROM
Net investment income...........................................     (0.43)      (0.43)      (0.36)     (0.57)     (0.38)
Net realized gain on investments................................     (0.87)      (0.73)      (0.02)     (1.00)     (0.47)
In excess of net investment income..............................         0           0       (0.05)         0          0
Total distributions.............................................     (1.30)      (1.16)      (0.43)     (1.57)     (0.85)
NET ASSET VALUE END OF PERIOD...................................   $ 17.11     $ 17.08     $ 14.61     $15.12     $14.45
Total return+...................................................      8.00%      25.10%      (0.50%)    15.50%     19.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................      1.01%       0.96%       1.39%++    1.55%      1.71%
  Total expenses, excluding indirectly paid expenses............       N/A         N/A         N/A        N/A        N/A
  Total expenses, excluding fee waiver & expense reimbursement..      1.02%       1.05%        N/A        N/A        N/A
  Net investment income.........................................      2.37%*      2.78%       3.28%++    3.42%      2.72%
Portfolio turnover rate.........................................        56%         69%         13%        11%        24%
Average commission rate paid per share..........................       N/A         N/A         N/A        N/A        N/A
NET ASSETS END OF PERIOD (MILLIONS).............................   $   169     $   136     $   105     $   96     $   83


                                                           YEAR ENDED MARCH 31,
                                                                     1988
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.............................  $14.66
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................    0.26
Net realized and unrealized gain (loss) on investments..........   (1.30)
Total from investment operations................................   (1.04)
LESS DISTRIBUTIONS FROM
Net investment income...........................................   (0.26)
Net realized gain on investments................................   (0.53)
In excess of net investment income..............................       0
Total distributions.............................................   (0.79)
NET ASSET VALUE END OF PERIOD...................................  $12.83
Total return+...................................................   (7.10%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................    1.74%
  Total expenses, excluding indirectly paid expenses............     N/A
  Total expenses, excluding fee waiver & expense reimbursement..     N/A
  Net investment income.........................................    1.92%
Portfolio turnover rate.........................................      24%
Average commission rate paid per share..........................     N/A
NET ASSETS END OF PERIOD (MILLIONS).............................  $   22

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.
* For the nine months ended December 31, 1990. The Fund changed fiscal year end from March 31 to December 31, effective December 31, 1990.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SEVEN MONTHS
                                                             ENDED                          YEAR ENDED DECEMBER 31,
                                                         JULY 31, 1997#         1996           1995           1994          1993*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................      $  20.58          $  20.45       $  16.62       $  17.63       $ 17.24
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................          0.12              0.22           0.39           0.42          0.35
Net realized and unrealized gain (loss) on
  investments.........................................          4.03              3.50           4.70          (0.20)         1.01
Total from investment operations......................          4.15              3.72           5.09           0.22          1.36
LESS DISTRIBUTIONS FROM
Net investment income.................................         (0.10)            (0.25)         (0.36)         (0.41)        (0.35)
Net realized gain on investments......................             0             (3.32)         (0.90)         (0.82)        (0.58)
In excess of net investment income....................             0                 0              0              0         (0.04)
In excess of net realized gain on investments.........             0             (0.02)             0              0             0
Total distributions...................................         (0.10)            (3.59)         (1.26)         (1.23)        (0.97)
NET ASSET VALUE END OF PERIOD.........................      $  24.63          $  20.58       $  20.45       $  16.62       $ 17.63
Total return+.........................................         20.23%            18.10%         30.90%          1.30%         8.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................          1.67%++           1.66%          1.65%          1.53%        1.48%++
  Total expenses, excluding indirectly paid expenses..          1.67%++            N/A            N/A            N/A           N/A
  Net investment income...............................          0.92%++           1.01%          2.04%          2.36%        2.09%++
Portfolio turnover rate...............................             6%               91%            53%            70%           46%
Average commission rate paid per share................      $ 0.0600          $ 0.0588            N/A            N/A           N/A
NET ASSETS END OF PERIOD (THOUSANDS)..................      $276,256          $197,411       $141,072       $104,297       $59,953

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.
* For the period from February 2, 1993 (commencement of operations) to December 31, 1993.

                                                            SEVEN MONTHS
                                                               ENDED                  YEAR ENDED DECEMBER 31,
                                                           JULY 31, 1997#        1996          1995          1994*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD......................     $  20.56          $ 20.44       $ 16.61       $ 18.28
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................         0.12             0.22          0.39          0.19
Net realized and unrealized gain (loss) on investments...         4.03             3.50          4.70         (0.81)
Total from investment operations.........................         4.15             3.72          5.09         (0.62)
LESS DISTRIBUTIONS FROM
Net investment income....................................        (0.10)           (0.26)        (0.36)        (0.19)
Net realized gain on investments.........................            0            (3.32)        (0.90)        (0.82)
In excess of net investment income.......................            0                0             0         (0.04)
In excess of net realized gain on investments............            0            (0.02)            0             0
Total distributions......................................        (0.10)           (3.60)        (1.26)        (1.05)
NET ASSET VALUE END OF PERIOD............................     $  24.61          $ 20.56       $ 20.44       $ 16.61
Total return+............................................        20.25%           18.10%        30.90%        (3.40%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................................         1.66%++          1.67%         1.65%         1.68%++
  Total expenses, excluding indirectly paid expenses.....         1.66%++           N/A           N/A           N/A
  Net investment income..................................         0.94%++          1.00%         2.03%         2.16%++
Portfolio turnover rate..................................            6%              91%           53%           70%
Average commission rate paid per share...................     $ 0.0600          $0.0588           N/A           N/A
NET ASSETS END OF PERIOD (THOUSANDS).....................     $  2,507          $ 1,458       $   811       $   485

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SEVEN MONTHS
                                                 ENDED                             YEAR ENDED DECEMBER 31,
                                             JULY 31, 1997#       1996         1995         1994         1993         1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......      $  20.57         $ 20.45      $ 16.61      $ 17.63      $ 17.11      $ 17.08
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................          0.25            0.44         0.57         0.56         0.52         0.49
Net realized and unrealized gain (loss) on
  investments.............................          4.03            3.49         4.72        (0.20)        1.12         0.90
Total from investment operations..........          4.28            3.93         5.29         0.36         1.64         1.39
LESS DISTRIBUTIONS FROM
Net investment income.....................         (0.21)          (0.47)       (0.55)       (0.56)       (0.52)       (0.49)
Net realized gain on investments..........             0           (3.32)       (0.90)       (0.82)       (0.58)       (0.87)
In excess of net investment income........             0               0            0            0        (0.02)           0
In excess of net realized gain on
  investments.............................             0           (0.02)           0            0            0            0
Total distributions.......................         (0.21)          (3.81)       (1.45)       (1.38)       (1.12)       (1.36)
NET ASSET VALUE END OF
  PERIOD..................................      $  24.64         $ 20.57      $ 20.45      $ 16.61      $ 17.63      $ 17.11
Total return..............................         20.93%          19.20%       32.20%        2.10%        9.70%        8.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................          0.67%++         0.66%        0.65%        0.68%        0.65%        0.68%
  Total expenses, excluding indirectly
    paid expenses.........................          0.67%++          N/A          N/A          N/A          N/A          N/A
  Total expenses, excluding fee waivers &
    expense reimbursements................           N/A             N/A          N/A          N/A          N/A         0.69%
  Net investment income...................          1.91%++         2.02%        3.02%        3.21%        2.98%        2.90%
Portfolio turnover rate...................             6%             91%          53%          70%          46%          56%
Average commission rate paid per share....      $ 0.0600         $0.0588          N/A          N/A          N/A          N/A
NET ASSETS END OF PERIOD (MILLIONS).......      $  1,149         $   996      $   761      $   507      $   463      $   326


                                    YEAR ENDED DECEMBER 31,
                                             1991*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......  $ 14.28
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................     0.47
Net realized and unrealized gain (loss) on
  investments.............................     3.53
Total from investment operations..........     4.00
LESS DISTRIBUTIONS FROM
Net investment income.....................    (0.47)
Net realized gain on investments..........    (0.73)
In excess of net investment income........        0
In excess of net realized gain on
  investments.............................        0
Total distributions.......................    (1.20)
NET ASSET VALUE END OF
  PERIOD..................................  $ 17.08
Total return..............................    25.40%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................     0.69%++
  Total expenses, excluding indirectly
    paid expenses.........................      N/A
  Total expenses, excluding fee waivers &
    expense reimbursements................     0.77%++
  Net investment income...................     3.04%++
Portfolio turnover rate...................       69%
Average commission rate paid per share....      N/A
NET ASSETS END OF PERIOD (MILLIONS).......  $   271

++ Annualized.
* For the period from January 3, 1991 (commencement of class operations) to December 31, 1991.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    EIGHT MONTHS
                                                                       ENDED                 YEAR ENDED NOVEMBER 30,
                                                                   JULY 31, 1997#     1996       1995       1994       1993
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................    $  17.33       $ 13.83    $ 11.75    $ 12.31    $ 12.06
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................        0.18          0.26       0.25       0.24       0.21
Net realized and unrealized gain (loss) on investments............        3.34          3.83       2.80      (0.56)      1.31
Total from investment operations..................................        3.52          4.09       3.05      (0.32)      1.52
LESS DISTRIBUTIONS FROM
Net investment income.............................................       (0.16)        (0.26)     (0.25)     (0.24)     (0.21)
In excess of net investment income................................           0             0      (0.07)         0      (0.03)
Net ralized gains on investments..................................           0         (0.33)     (0.65)         0      (1.03)
Total distributions...............................................       (0.16)        (0.59)     (0.97)     (0.24)     (1.27)
NET ASSET VALUE, END OF PERIOD....................................    $  20.69       $ 17.33    $ 13.83    $ 11.75    $ 12.31
Total return+.....................................................       20.40%        29.83%     26.57%     (2.65%)    12.67%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................        1.24%++       1.41%      1.69%      1.59%      1.85%
  Total expenses, excluding indirectly paid expenses..............        1.22%++       1.39%      1.67%       N/A        N/A
  Total expenses, excluding fee waivers & expense reimbursements..         N/A           N/A        N/A        N/A        N/A
  Net investment income...........................................        1.46%++       1.66%      1.94%      1.93%      1.63%
Portfolio turnover rate...........................................          41%           41%        77%        57%        92%
Average commission rate paid per share............................    $ 0.0501       $0.0037        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................    $ 47,812       $40,487    $27,037    $23,162    $26,367

                                                                               YEAR ENDED NOVEMBER 30,
                                                                    1992       1991       1990       1989       1988       1987*
CLASS A SHARES (CONTINUED)
NET ASSET VALUE, BEGINNING OF PERIOD.............................. $ 11.45    $ 10.29    $ 10.89    $  9.41    $  8.59    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................    0.23       0.34       0.41       0.42       0.46       0.30
Net realized and unrealized gain (loss) on investments............    1.19       1.38      (0.61)      2.01       0.89      (1.47)
Total from investment operations..................................    1.42       1.72      (0.20)      2.43       1.35      (1.17)
LESS DISTRIBUTIONS FROM
Net investment income.............................................   (0.23)     (0.35)     (0.40)     (0.42)     (0.53)     (0.24)
In excess of net investment income................................   (0.05)     (0.05)         0          0          0          0
Net ralized gains on investments..................................   (0.53)     (0.16)         0      (0.53)         0          0
Total distributions...............................................   (0.81)     (0.56)     (0.40)     (0.95)     (0.53)     (0.24)
NET ASSET VALUE, END OF PERIOD.................................... $ 12.06    $ 11.45    $ 10.29    $ 10.89    $  9.41    $  8.59
Total return+.....................................................   12.56%     16.70%     (1.85%)    26.17%     15.98%     11.94%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................    1.85%      1.88%      2.00%      2.00%      1.47%     1.00%+++
  Total expenses, excluding indirectly paid expenses..............     N/A        N/A        N/A        N/A        N/A        N/A
  Total expenses, excluding fee waivers & expense reimbursements..     N/A        N/A       2.41%      2.48%      2.92%     4.77%+++
  Net investment income...........................................    1.87%      2.98%      3.85%      3.94%      4.87%     4.94%+++
Portfolio turnover rate...........................................      66%        43%        51%        50%        64%        16%
Average commission rate paid per share............................     N/A        N/A        N/A        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS)............................. $23,607    $22,974    $22,080    $22,764    $20,735    $ 7,672

+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
+++ Annualized for the period from April 14, 1987 (commencement of investment operations) to November 30, 1987.
#   The Fund changed its fiscal year end from November 30 to July 31, effective
July 31, 1997.
* For the period from February 13, 1987 (commencement of operations) to November 30, 1987.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

[Fund for Total Return logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           EIGHT MONTHS
                                                              ENDED                 YEAR ENDED NOVEMBER 30,
                                                          JULY 31, 1997#     1996       1995       1994       1993*
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $  17.31       $ 13.84    $ 11.77    $ 12.32    $ 12.65
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................        0.09          0.15       0.15       0.15       0.10
Net realized and unrealized gain (loss) on investments...        3.31          3.80       2.82      (0.56)      0.74
Total from investment operations.........................        3.40          3.95       2.97      (0.41)      0.84
LESS DISTRIBUTIONS FROM
Net investment income....................................       (0.08)        (0.15)     (0.15)     (0.14)     (0.10)
In excess of net investment income.......................           0             0      (0.10)         0      (0.04)
Net realized gains on investments........................           0         (0.33)     (0.65)         0      (1.03)
Total distributions......................................       (0.08)        (0.48)     (0.90)     (0.14)     (1.17)
NET ASSET VALUE, END OF PERIOD...........................    $  20.63       $ 17.31    $ 13.84    $ 11.77    $ 12.32
Total return+............................................       19.68%        28.73%     25.59%     (3.36%)     6.68%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses.........................................        2.02%++       2.18%      2.47%      2.31%      2.64%++
  Total expenses, excluding indirectly paid expenses.....        2.00%++       2.16%      2.46%       N/A        N/A
  Net investment income..................................        0.58%++       0.88%      1.06%      1.27%      0.84%++
Portfolio turnover rate..................................          41%           41%        77%        57%        92%
Average commission rate paid per share...................    $ 0.0501       $0.0037        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS)....................    $ 94,309       $43,526    $20,605    $ 7,314    $ 4,283

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

                                                            EIGHT MONTHS
                                                               ENDED                 YEAR ENDED NOVEMBER 30,
                                                           JULY 31, 1997#     1996       1995       1994       1993*
CLASS C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD.....................     $  17.32       $ 13.85    $ 11.78    $ 12.33    $ 12.65
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................         0.09          0.14       0.16       0.15       0.10
Net realized and unrealized gain (loss) on investments...         3.32          3.81       2.81      (0.56)      0.75
Total from investment operations.........................         3.41          3.95       2.97      (0.41)      0.85
LESS DISTRIBUTIONS FROM
Net investment income....................................        (0.08)        (0.15)     (0.16)     (0.14)     (0.10)
In excess of net investment income.......................            0             0      (0.09)         0      (0.04)
Net realized gain on investments.........................            0         (0.33)     (0.65)         0      (1.03)
Total distributions......................................        (0.08)        (0.48)     (0.90)     (0.14)     (1.17)
NET ASSET VALUE, END OF PERIOD...........................     $  20.65       $ 17.32    $ 13.85    $ 11.78    $ 12.33
Total return+............................................        19.73%        28.71%     25.57%     (3.36%)     6.76%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses.........................................         2.01%++       2.17%      2.47%      2.34%      2.64%++
  Total expenses, excluding indirectly paid expenses.....         1.99%++       2.15%      2.44%       N/A        N/A
  Net investment income..................................         0.66%++       0.89%      1.16%      1.21%      0.83%++
Portfolio turnover rate..................................           41%           41%        77%        57%        92%
Average commission rate paid per share...................     $ 0.0501       $0.0037        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS)....................     $ 21,125       $14,562    $ 9,503    $ 5,968    $ 5,030

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            FOR THE PERIOD FROM
                                                                                                             JANUARY 13, 1997
                                                                                                             (DATE OF INITIAL
                                                                                                             PUBLIC OFFERING)
                                                                                                             TO JULY 31, 1997#
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD.....................................................................         $ 17.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................................................................            0.18
Net realized and unrealized gain on investments..........................................................            2.86
Total from investment operations.........................................................................            3.04
LESS DISTRIBUTIONS FROM
Net investment income....................................................................................           (0.16)
Total distributions......................................................................................           (0.16)
NET ASSET VALUE, END OF PERIOD...........................................................................         $ 20.62
Total return.............................................................................................           17.22%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses.........................................................................................            1.34%++
  Total expenses, excluding indirectly paid expenses.....................................................            1.34%++
  Net investment income..................................................................................            0.79%++
Portfolio turnover rate..................................................................................              41%
Average commission rate paid per share...................................................................         $0.0501
NET ASSETS, END OF PERIOD (THOUSANDS)....................................................................         $    93

++ Annualized.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              GROWTH AND INCOME FUND
[G&I Fund logo
appears here]
                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997
[CAPTION]

  SHARES                                                 VALUE
COMMON STOCKS-- 77.2%
                   BANKS-- 4.7%
   118,440         Banc One Corp.................... $    6,647,445
    80,000         Bank of New York Co., Inc.
                     (The)..........................      3,885,000
   191,000         BSB Bancorp, Inc.................      7,425,125
    94,000         Carolina First Corp..............      1,586,250
   101,250         Central Fidelity Banks, Inc......      4,037,344
    41,750         Crestar Financial Corp...........      1,970,078
    45,000         Cullen/Frost Bankers, Inc........      2,103,750
   157,500         First Security Corp..............      4,232,812
    39,700         First Virginia Banks, Inc........      2,788,925
   210,000         Hibernia Corp. Cl. A.............      3,176,250
    83,700         Norwest Corp.....................      5,278,331
    65,000         Peoples Heritage Financial
                     Group..........................      2,591,875
   110,000         State Street Boston Corp.........      6,166,875
    45,000         Summit Bancorp...................      2,652,188
   108,900         Susquehanna Bancshares, Inc......      3,021,975
    20,000         Wells Fargo & Co.................      5,498,750
                                                         63,062,973
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 1.2%
   320,000      *  Furniture Brands International,
                     Inc............................      6,580,000
   113,000         Lone Star Industries, Inc........      5,989,000
    80,000         Medusa Corp......................      3,700,000
                                                         16,269,000
                   BUSINESS EQUIPMENT &
                   SERVICES-- 11.4%
   502,500         Air Express International Corp...     15,546,094
   815,000         Circle International Group,
                     Inc............................     21,190,000
    48,000      *  Cisco Systems, Inc...............      3,819,000
   350,000         Computer Associates
                     International, Inc.............     23,821,875
   120,000      *  Compuware Corp...................      7,425,000
   133,000         Equifax, Inc.....................      4,513,688
   300,000      *  Medic Computer Systems, Inc......      8,100,000
   500,000      *  Metromail Corp...................     10,031,250
    10,000      *  MSC Industrial Direct Co., Inc...        432,500
    78,000      *  Oracle Systems Corp..............      4,246,125
   640,200         Pittston Burlington Group........     15,844,950
   500,000      *  Platinum Technology Corp.........      7,750,000
   235,000      *  Policy Management Systems Corp...     12,822,187
   900,000         Reynolds & Reynolds Co. (The),
                     Cl. A..........................     17,437,500
    50,000         Wackenhut Corp. (The) Cl. B......        943,750
                                                        153,923,919
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 3.6%
    65,000         Air Products & Chemicals, Inc.... $    5,732,187
    79,000         Du Pont (E. I.) De Nemours &
                     Co.............................      5,288,062
   265,000         Engelhard Corp...................      5,697,500
   165,000         Grace (W.R.) & Co................     10,147,500
    42,300         H.B. Fuller Co...................      2,183,738
    79,000         Pioneer Hi-Bred International,
                     Inc............................      5,846,000
   260,000         Praxair, Inc.....................     14,332,500
                                                         49,227,487
                   COMMUNICATION SYSTEMS &
                   SERVICES-- 0.7%
   160,000      *  AirTouch Communications..........      5,270,000
   168,000      *  Aspect Telecommunications Corp...      3,551,625
                                                          8,821,625
                   CONSUMER PRODUCTS &
                   SERVICES-- 2.6%
    96,000         Campbell Soup Co.................      4,980,000
    90,000         Colgate-Palmolive Co.............      6,817,500
    45,000         CPC International, Inc...........      4,317,187
    52,000         Gillette Co. (The)...............      5,148,000
    72,000         Harley-Davidson, Inc.............      3,834,000
   150,000         Philip Morris Companies, Inc.....      6,768,750
   105,000         UST, Inc.........................      3,051,563
                                                         34,917,000
                   DIVERSIFIED COMPANIES-- 1.3%
    70,200         General Electric Co..............      4,927,162
    35,000      *  ITT Corp.........................      2,237,813
   195,000         ITT Industries, Inc..............      5,520,937
   125,000         Morton International, Inc........      4,179,688
                                                         16,865,600
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 5.7%
    57,000      *  3Com Corp........................      3,117,188
    80,000      *  Adaptec, Inc.....................      3,370,000
    42,000      *  Applied Materials, Inc...........      3,858,750
   201,000         AVX Corp.........................      6,356,625
   165,000         Baldor Electric Co...............      5,156,250
   205,000         Belden, Inc......................      7,943,750
    70,000         Dallas Semiconductor Corp........      2,734,375
    72,000         Intel Corp.......................      6,610,500
   210,000      *  KLA Instruments Corp.............     12,718,125
    85,000      *  Lam Research Corp................      4,494,375
    42,000      *  LSI Logic Corp...................      1,325,625

                                  (CONTINUED)

                                    EVERGREEN
                              GROWTH AND INCOME FUND
                                                               [G&I Fund logo
                                                                appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- CONTINUED
     3,875      *  NCR Corp......................... $      124,242
   500,000         Sensormatic Electronics Corp.....      6,687,500
   200,000      *  Unitrode Corp....................     11,887,500
                                                         76,384,805
                   ENERGY-- 6.9%
    25,000         Anadarko Petroleum Corp..........      1,746,875
   134,000      *  Atwood Oceanics, Inc.............     11,390,000
   250,000         Berry Petroleum Co. Cl. A........      4,203,125
    45,000         Coastal Corp. (The)..............      2,446,875
   165,000      *  Denbury Resources, Inc...........      2,877,188
    63,140         Halliburton Co...................      2,904,440
   110,000      *  Houston Exploration, Co. (The)...      1,794,375
    25,000         Kerr-McGee Corp..................      1,565,625
    66,161         Monterey Resources, Inc..........      1,008,955
    95,000         Murphy Oil Corp..................      4,945,938
   425,000      *  Oryx Energy Co...................     10,492,187
   775,000      *  Reading & Bates Corp.............     25,768,750
   150,000      *  Santa Fe Energy Resources, Inc...      1,293,750
   350,000         Southwestern Energy Co...........      4,812,500
   100,000         Tosco Corp.......................      3,131,250
    95,000         Transocean Offshore, Inc.........      7,760,312
    63,520         Union Pacific Resource Group,
                     Inc............................      1,568,150
    87,000         Williams Companies, Inc. (The)...      3,980,250
                                                         93,690,545
                   FINANCE & INSURANCE-- 3.4%
   340,000         Federal Home Loan Mortgage
                     Corp...........................     12,261,250
   290,000         Federal National Mortgage
                     Association....................     13,720,625
   100,000         Hartford Financial Services
                     Group, Inc. (The)..............      8,712,500
   115,000         LaSalle Re Holdings, Ltd.........      3,838,125
    67,500         Meadowbrook Insurance Group,
                     Inc............................      1,729,687
   106,000         Price (T.) Rowe & Associates,
                     Inc............................      5,750,500
                                                         46,012,687
                   FOOD RETAILING & DISTRIBUTION--
                   0.1%
    50,000      *  Dominick's Supermarkets, Inc.....      1,450,000
                   FOREST PRODUCTS-- 0.2%
   120,000         Deltic Timber Corp...............      3,262,500
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 11.2%
   110,000         Abbott Laboratories.............. $    7,198,125
    65,000      *  Amgen, Inc.......................      3,822,813
   110,000      *  Elan Corp, plc...................      5,225,000
   425,000      *  Foundation Health Systems, Inc.
                     Cl. A..........................     13,759,375
   178,500      *  Health Management Associates,
                     Inc. Cl. A.....................      5,700,844
    55,000      *  HealthCare COMPARE Corp..........      3,135,000
   206,000      *  HEALTHSOUTH Corp.................      5,459,000
    24,000         Johnson & Johnson................      1,495,500
    90,100      *  Laboratory Corp. of America
                     Holdings.......................        225,250
   290,000      *  Lincare Holdings, Inc............     14,210,000
   235,000      *  Living Centers of America, Inc...      9,238,437
    60,000         Manor Care, Inc..................      1,980,000
   200,000         McKesson Corp....................     17,337,500
    42,350      *  MedPartners, Inc.................      1,005,813
    99,200         Pfizer, Inc......................      5,914,800
   226,000         Schering-Plough Corp.............     12,331,125
   225,000         Shared Medical System Corp.......     12,150,000
    25,000      *  Spacelabs Medical, Inc...........        550,000
   138,000      *  Sybron International Corp........      5,649,375
   120,000      *  Tenet Healthcare Corp............      3,592,500
    95,000      *  Vencor, Inc......................      3,829,687
    34,000         Warner-Lambert Co................      4,749,375
    40,020      *  Wellpoint Health Networks, Inc...      1,970,985
   370,000         West Co., Inc. (The).............     10,868,750
                                                        151,399,254
                   INDUSTRIAL SPECIALTY PRODUCTS
                   & SERVICES-- 5.4%
    42,625      *  Autoliv, Inc.....................      1,483,883
   150,000         Borg-Warner Automotive, Inc......      8,362,500
    42,000         Carpenter Technology Corp........      1,995,000
    65,500         Danaher Corp.....................      3,631,156
    51,000         Dover Corp.......................      3,640,125
    53,200         J & L Specialty Steel, Inc.......        718,200
   525,000         JLG Industries, Inc..............      5,807,812
    33,500         Magna Group, Inc.................      2,236,125
    23,650         Newmont Mining Corp..............        975,563
   594,000         Pittston Brink's Group...........     20,678,625
   300,000      *  Strattec Security Corp.**........      5,925,000
   210,000         Sundstrand Corp..................     13,020,000
    15,000         Tecumseh Products Co. Cl. A......        843,750
    25,000         Vulcan Materials Co..............      2,146,875
    22,500         York International Corp..........      1,087,031
                                                         72,551,645

                                  (CONTINUED)

                                    EVERGREEN
                              GROWTH AND INCOME FUND
[G&I Fund logo
appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                   INFORMATION SERVICES &
                   TECHNOLOGY-- 0.2%
    63,436         First Data Corp.................. $    2,767,396
                   LEISURE & TOURISM-- 1.8%
    90,000         Carnival, Corp. Cl. A............      3,791,250
    60,000      *  Choice Hotels Holdings, Inc......      1,087,500
   821,400         Gaylord Entertainment Co. Cl. A..     19,046,212
                                                         23,924,962
                   PAPER & PACKAGING-- 0.2%
    75,000         Westvaco Corp....................      2,507,813
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 7.1%
   248,820      *  American Radio Systems Corp.
                     Cl. A..........................     10,792,567
    49,805         Comcast Corp.....................      1,129,951
    39,000         Disney Walt Co. (The)............      3,151,688
   270,000      *  Emmis Broadcasting Corp. Cl. A...     11,508,750
    42,000      *  Evergreen Media Corp. Cl. A......      1,932,000
   425,000      *  Jacor Communications, Inc........     18,221,875
    63,300      *  Katz Media Group, Inc............        684,431
    40,000         Knight-Ridder, Inc...............      1,987,500
   275,000      *  Lin Television Corp..............     13,234,375
    15,000         McGraw-Hill Companies, Inc.......      1,017,188
    43,000         Scripps, (E.W.) , Inc............      1,757,625
   185,000         TCA Cable TV, Inc................      6,983,750
   250,000         Time Warner, Inc.................     13,640,625
    50,000      *  U.S. West, Inc...................      1,103,125
    35,000      *  Univision Communications, Inc.
                     Cl. A..........................      1,505,000
     8,276      *  Viacom Inc. Cl. A................        252,935
     2,800         Washington Post Co. (The)........      1,158,500
   168,000      *  Young Broadcasting Inc. Cl. A....      5,166,000
                                                         95,227,885
                   RETAILING & WHOLESALE-- 0.4%
   109,800      *  Carson Pirie Scott & Co..........      3,643,987
    12,500         Mercantile Stores Co., Inc.......        839,844
    20,000         Sears, Roebuck & Co..............      1,266,250
                                                          5,750,081
                   THRIFT INSTITUTIONS-- 1.9%
   515,000         Webster Financial Corp...........     26,200,625
                   TRANSPORTATION-- 5.2%
   840,000      *  Atlas Air, Inc...................     22,260,000
   190,000         Burlington Northern Santa Fe.....     18,346,875
   202,200         Kansas City Southern Industries,
                     Inc............................     15,240,825
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   TRANSPORTATION-- CONTINUED
   126,000         Petroleum Helicopters, Inc....... $    2,047,500
   170,000         Union Pacific Corp...............     12,186,875
                                                         70,082,075
                   UTILITIES-- 2.0%
    62,000         AT & T Corp......................      2,282,375
   100,000         Century Telephone Enterprises,
                     Inc............................      3,675,000
    64,000         Commonwealth Energy System.......      1,636,000
    70,000         Houston Industries., Inc.........      1,465,625
    50,000         Illinova Corp....................      1,178,125
    75,000         MCI Communications Corp..........      2,648,437
    40,000         Texas Utilities Co...............      1,417,500
   400,000         TNP Enterprises, Inc.............      9,800,000
    45,000         Unicom Corp......................      1,020,938
    60,000      *  WorldCom, Inc....................      2,096,250
                                                         27,220,250
                   TOTAL COMMON STOCKS
                     (COST $675,874,912)............  1,041,520,127
PREFERRED STOCKS-- 0.0% (A)
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 0.0% (A)
   130,000      *  Fresenius National Med Care, Inc.
                     Series D.......................          9,750
                   TOTAL PREFERRED STOCKS
                     (COST $22,740).................          9,750
CORPORATE BONDS-- 0.2%
                   ENERGY-- 0.1%
                   Columbia Gas Systems, Inc. (The)
   106,000         6.39%, 11/28/00..................        106,511
   101,000         6.61%, 11/28/02..................        102,431
   101,000         6.80%, 11/28/05..................        102,803
   101,000         7.05%, 11/28/07..................        104,020
   101,000         7.32%, 11/28/10..................        104,639
   101,000         7.42%, 11/28/15..................        102,954
   101,000         7.62%, 11/28/25..................        103,187
                                                            726,545
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 0.1%
                   Time Warner, Inc.
   206,000         6.7725%, 8/15/00.................        206,207
   123,000         7.975%, 8/15/04..................        130,578
   247,000         8.11%, 8/15/06...................        266,452
   247,000         8.18%, 8/15/07...................        267,709
    92,000         Viacom Inc.
                     8.00%, 7/7/06..................         91,080
                                                            962,026
                   TOTAL CORPORATE BONDS
                     (COST $1,595,465)..............      1,688,571

                                  (CONTINUED)

                                    EVERGREEN
                              GROWTH AND INCOME FUND
                                                               [G&I Fund logo
                                                                appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

SHORT-TERM INVESTMENTS-- 22.1%
                   COMMERCIAL PAPER-- 19.4%
                   AC Acquisition Holding Co.
12,325,000         5.58%, 8/21/97................... $   12,286,792
 1,100,000         5.48%, 9/16/97...................      1,092,298
 7,800,000         American Honda Finance Corp.
                     5.53%, 9/12/97.................      7,749,677
 1,300,000         BankAmerica Corp.
                     5.52%, 8/5/97..................      1,299,203
13,600,000         BMW U.S. Capital Corp.
                     5.54%, 8/22/97.................     13,556,049
   250,000         Case Equipment Loan Trust
                     5.50%, 9/5/97..................        248,663
                   Columbia/HCA Healthcare Corp.
12,700,000         5.53%, 8/29/97...................     12,645,376
 3,400,000         5.54%, 9/9/97....................      3,379,594
10,450,000         Dupont (E.I.) De Nemours & Co.
                   5.50%, 8/27/97...................     10,408,490
 4,200,000         Finova Capital Corp.
                     5.53%, 9/4/97..................      4,178,064
   800,000         Four Winds Funding Corp.
                     5.54%, 8/15/97.................        798,277
 2,500,000         Lucent Technologies, Inc.
                     5.49%, 8/8/97..................      2,497,331
                   Market Street Funding Corp.
 2,150,000         5.54%, 8/22/97...................      2,143,052
 3,350,000         5.53%, 9/22/97...................      3,323,241
 9,500,000         5.55%, 9/22/97...................      9,423,842
 2,150,000         Martin Marietta Corp.
                     5.63%, 8/7/97..................      2,147,983
 6,900,000         Merrill Lynch & Co., Inc.
                     5.52%, 9/3/97..................      6,865,086
 3,400,000         Metropolitan Life, Inc.
                     5.53%, 8/12/97.................      3,394,255
20,000,000         National Fuel Gas Co.
                     5.52%, 9/22/97.................     19,840,533
12,325,000         Pepsico, Inc.
                     5.53%, 8/15/97.................     12,298,494
16,750,000         PHH Corp.
                     5.57%, 8/21/97.................     16,698,168
  SHARES                                                 VALUE
SHORT-TERM INVESTMENTS-- CONTINUED
                   COMMERCIAL PAPER-- CONTINUED
15,000,000         Sharp Electronics Corp.
                     5.52%, 9/19/97................. $   14,887,300
12,350,000         Shell Oil Co.
                     5.45%, 8/25/97.................     12,305,128
 8,600,000         Sigma Finance, Inc.
                     5.52%, 9/22/97.................      8,531,429
 6,400,000         Southland Corp.
                     5.57%, 8/7/97..................      6,394,059
20,000,000         Sumamer Life Insurance
                     5.50%, 8/11/97.................     19,969,445
 9,150,000         Toyota Motor Credit Corp.
                     5.50%, 8/14/97.................      9,131,827
19,000,000         Trident Capital Finance, Inc.
                     5.52%, 9/4/97..................     18,900,947
   700,000         Twin Towers, Inc.
                     5.52%, 9/5/97..................        696,243
   250,000         UBS Finance Delaware, Inc.
                     5.50%, 8/7/97..................        249,771
10,000,000         Windmill Funding Corp.
                     5.55%, 8/21/97.................      9,969,167
14,000,000         Xerox Corp.
                     5.46%, 8/28/97.................     13,942,670
                                                        261,252,454
                   GOVERNMENT AGENCY NOTES &
                   BONDS-- 2.7%
20,000,000         Federal Home Loan Mortgage
                     5.36%, 8/22/97.................     19,937,467
17,000,000         Federal National Mortgage
                     Association
                     5.39%, 8/29/97.................     16,928,732
                                                         36,866,199
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $298,118,653)............    298,118,653

                   TOTAL INVESTMENTS--
                     (COST $975,611,770)....   99.5%  1,341,337,101
                   OTHER ASSETS AND
                     LIABILITIES-- NET......     0.5      7,355,278
                   NET ASSETS...............  100.0% $1,348,692,379

 * Non-income producing securities.
** Investment in a non-controlled affiliate. The Fund owns over 5% of outstanding voting securities. The Fund has a cost basis of $4,482,537 in this issue at July 31, 1997. The Fund did not earn any income from this investment during the period ended July 31, 1997.
 (a) Less than one-tenth of a percent.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G Fund logo
appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

[CAPTION]

  SHARES                                                 VALUE
COMMON STOCKS-- 73.0%
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.5%
    99,900         Dana Corp......................... $  4,539,206
                   BANKS-- 17.8%
    17,850         AmSouth Bancorp...................      770,897
 2,200,000         Australian & New Zealand Banking
                     Group Ltd.......................   17,592,366
   142,000         BancorpSouth, Inc.................    4,260,000
   230,402         Bank of Melbourne Ltd.............    1,691,314
    49,000         Bankers Trust New York Corp.......    4,958,187
   192,500      +  CB Bancshares, Inc................    6,785,625
    24,850         CCB Financial Corp................    2,068,762
 1,908,000         Commonwealth Bank of Australia....   17,489,820
    30,000         Deposit Guaranty Corp.............      982,500
    77,606         F&M National Corp.................    2,100,212
   490,300         First Hawaiian, Inc...............   18,386,250
     3,000         First of America Bank Corp........      166,500
    20,000         First Tennessee National Corp.....    1,040,000
    80,500         First Virginia Banks, Inc.........    5,655,125
     7,500         Firstbank of Illinois Co..........      323,438
     4,100         FirstMerit Corp...................      199,875
   150,000         Fleet Financial Group, Inc........   10,181,250
    33,551         Hudson Chartered Bancorp, Inc.....      949,913
   212,940         Interchange Financial Services
                     Corp............................    4,764,532
   203,251         Jefferson Bankshares, Inc.........    8,079,227
   175,900         Magna Group, Inc..................    6,486,312
    12,000         Mercantile Bancorporation, Inc....      846,750
   257,400         National Australia Bank, Ltd......   18,790,200
   274,537         ONBANCorp, Inc....................   13,898,436
    12,500         One Valley Bancorp of West
                     Virginia, Inc...................      538,281
    79,254         Second Bancorp, Inc...............    1,842,656
    74,250         Susquehanna Bancshares, Inc.......    2,060,438
     3,500         United Bankshares, Inc............      152,688
   107,320         USBancorp, Inc....................    6,358,710
 1,700,000         Westpac Banking Corp., Ltd........   11,076,722
                                                       170,496,986
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 1.0%
   130,000         Armstrong World Industries,
                     Inc.............................    9,595,625
                   BUSINESS EQUIPMENT &
                   SERVICES-- 0.7%
    60,000         International Business Machines
                     Corp............................    6,345,000
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 1.5%
    60,000         Du Pont (E.I.) De Nemours & Co.... $  4,016,250
     2,310         Ems-Chemie Holding AG.............   10,343,967
                                                        14,360,217
                   CONSUMER PRODUCTS &
                   SERVICES-- 0.2%
   150,640         Knape & Vogt Manufacturing Co.....    2,410,240
                   DIVERSIFIED COMPANIES-- 1.1%
   524,900         Tomkins Plc, ADR..................   11,088,512
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 0.1%
    31,000         Westinghouse Electric Corp........      745,938
                   ENERGY-- 6.9%
   247,600         Consolidated Natural Gas Co.......   14,329,850
   353,600         Enron Global Power & Pipelines
                     LLC.............................   11,735,100
   513,200         Equitable Resources, Inc..........   15,299,775
   473,491         Monterey Resources, Inc...........    7,220,738
    60,000         Murphy Oil Corp...................    3,123,750
   131,150         Northwest Natural Gas Co..........    3,409,900
   684,429      *  Santa Fe Energy Resources, Inc....    5,903,200
 1,000,000         Santos Ltd.-- ADR.................    4,806,861
                                                        65,829,174
                   FINANCE & INSURANCE-- 2.1%
    50,000         Chubb Corp........................    3,534,156
   100,000         LaSalle Re Holdings, Ltd..........    3,337,500
   195,800         Ohio Casualty Corp................    9,202,600
    71,600         Provident Co., Inc................    4,537,650
                                                        20,611,906
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
   105,600         Sbarro, Inc.......................    2,844,600
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 3.3%
    45,000         Abbott Laboratories...............    2,944,687
    53,000         ADAC Laboratories.................    1,033,500
   100,000         Baxter International, Inc.........    5,781,250
    59,400         Bristol-Myers Squibb Co...........    4,659,187
   200,000         Glaxo Wellcome Plc-- ADR..........    8,500,000
    25,000         Rhone Poulenc Rorer, Inc..........    2,360,938
    47,500         Shared Medical System Corp........    2,565,000
   106,800         U.S. Surgical Corp................    3,964,950
                                                        31,809,512

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                               [I&G Fund logo
                                                                appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.2%
    15,000         Fisher Scientific International,
                     Inc............................. $    726,563
    26,000         Keystone International, Inc.......      940,875
                                                         1,667,438
                   METAL PRODUCTS & SERVICES-- 0.8%
   200,601         Freeport McMoRan Copper & Gold,
                     Inc. Class A....................    5,466,377
    29,800         Phelps Dodge Corp.................    2,534,863
                                                         8,001,240
                   PAPER & PACKAGING-- 0.4%
    60,000         Union Camp Corp...................    3,513,750
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 0.5%
   186,500         Reader's Digest Assn., Inc.
                     (The)...........................    4,650,844
                   REAL ESTATE-- 6.3%
    85,400         Bradley Real Estate, Inc. REIT....    1,601,250
    55,000         Burnham Pacific Properties, Inc.
                     REIT............................      783,750
   150,000         Columbus Realty Trust REIT........    3,553,125
   120,000         Crown American Realty Trust REIT..    1,162,500
   649,800         Evans Withycombe Residential, Inc.
                     REIT............................   13,767,637
   381,200         Gables Residential Trust REIT.....   10,173,275
   484,512         Horizon Group, Inc. REIT..........    6,450,066
   611,700      +  Kranzco Realty Trust REIT.........   10,513,594
    53,900         Patriot American Hospitality, Inc.
                     REIT............................    1,344,144
   158,000         Post Property, Inc. REIT..........    6,310,125
   157,500         Prentiss Properties Trust REIT....    4,095,000
    69,000         Sunstone Hotel Investors, Inc.
                     REIT............................      966,000
                                                        60,720,466
                   RETAILING & WHOLESALE-- 1.4%
   200,000         Mercantile Stores Co., Inc........   13,437,500
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.3%
     5,000         Portugal Telecom SA, ADR..........      201,250
    95,000         Telefonica del Peru SA, ADR.......    2,345,313
                                                         2,546,563
                   THRIFT INSTITUTIONS-- 2.2%
    82,782         CFX Corp..........................    1,655,640
    30,800         Eagle Financial Corp..............    1,039,500
    56,000         First Essex Bancorp, Inc..........      994,000
   363,000         IPC Holdings Ltd..................   10,799,250
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   THRIFT INSTITUTIONS-- CONTINUED
   120,000         Jacksonville Bancorp, Inc......... $  1,965,000
    99,000      +  People's Savings Financial
                     Corp............................    4,257,000
                                                        20,710,390
                   TRANSPORTATION-- 1.7%
   452,000         KLM Royal Dutch Air Lines.........   16,159,000
                   UTILITIES-- ELECTRIC-- 15.4%
    54,100         Carolina Power & Light Co.........    1,927,312
   290,400         Central Hudson Gas & Electric
                     Corp............................    9,637,650
   155,200         Florida Progress Corp.............    4,995,500
   239,000         FPL Group, Inc....................   11,442,125
   749,000         Houston Industries., Inc..........   15,682,187
    94,900         Illinova Corp.....................    2,236,081
   200,000         LG&E Energy Corp..................    4,362,500
 1,177,100         Long Island Lighting Co...........   28,912,519
 1,400,000         PP&L Resources, Inc...............   28,612,500
   910,300         Public Service Enterprise Group,
                     Inc.............................   22,529,925
   201,300         Texas Utilities Co................    7,133,569
   400,200         TNP Enterprises, Inc..............    9,804,900
                                                       147,276,768
                   UTILITIES-- GAS-- 1.2%
    73,300         Chesapeake Utilities Corp.........    1,218,613
   115,900         New Jersey Resources Corp.........    3,665,337
   136,800         Peoples Energy Corp...............    5,249,700
    29,300         Piedmont Natural Gas Co., Inc.....      732,500
    10,000         South Jersey Industry, Inc........      227,500
     8,300         Yankee Energy System, Inc.........      199,200
                                                        11,292,850
                   UTILITIES-- TELEPHONE-- 2.6%
   565,100         Frontier Corp.....................   11,655,187
   100,000         GTE Corp..........................    4,650,000
   230,000         U.S. West Communications Group,
                     Inc.............................    8,409,375
                                                        24,714,562
                   OTHER SECURITIES-- 4.5%...........   43,421,850
                   TOTAL COMMON STOCKS
                     (COST $617,914,115).............  698,790,137
CONVERTIBLE PREFERRED-- 19.7%
                   BANKS-- 0.9%
   210,000         National Australia Bank, Ltd.
                     7.875%,.........................    6,168,750
    50,000         SunAmerica, Inc.
                     $3.188, PERCS...................    2,287,500
                                                         8,456,250

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G Fund logo
appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

CONVERTIBLE PREFERRED-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 2.5%
   655,700         Atlantic Richfield Co.
                     9.0%, DECS (Exchangeable for
                     Lyondell Petrochemical Co.
                     common stock)................... $ 16,146,613
   225,000         Merrill Lynch & Co., Inc.
                     6.25%, Series IGL, STRYPES
                     (Exchangeable for IMC Global,
                     Inc. common stock)..............    7,889,062
                                                        24,035,675
                   COMMUNICATION SYSTEMS &
                   SERVICES-- 3.0%
   696,000         AirTouch Communications
                     6.0%............................   22,098,000
    50,000         Worldcom, Inc.
                     8.0%, DECS......................    6,131,250
                                                        28,229,250
                   ENERGY-- 0.8%
    50,000         Calenergy Capital Trust
                     6.25%, TIDES....................    3,725,000
    50,000         Callon Petroleum Co.
                     8.50% Series A..................    1,931,250
    48,000         Nuevo Energy Co.
                     5.75%, Series A, TECONS.........    2,400,000
                                                         8,056,250
                   FINANCE & INSURANCE-- 1.8%
   205,000         Allstate Corp. (The)
                     6.76%, due 1998, DECS
                     (Exchangeable for PMI Group,
                     Inc. common stock)..............   10,070,625
   100,000         American General Corp.
                     $3.00, Series A, MIPS...........    6,950,000
                                                        17,020,625
                   FOOD & BEVERAGE PRODUCTS-- 2.6%
    23,900         Ralston Purina Co.
                     7.00%, SAILS (Exchangeable for
                     Interstate Bakeries common
                     stock)..........................    1,487,775
   405,000         Wendys Financing I
                     5.00%, TECONS...................   23,439,375
                                                        24,927,150
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.3%
   150,000         Worthington Industries, Inc.
                     7.25%, DECS (Exchangeable for
                     Rouge Steel Co. common stock)...    2,550,000
  SHARES                                                 VALUE
CONVERTIBLE PREFERRED-- CONTINUED
                   METAL PRODUCTS & SERVICES-- 1.3%
   212,800         Freeport McMoRan Copper & Gold,
                     Inc. 7.0%, EDS.................. $  5,812,100
   120,000         Timet Capital Trust I
                     6.625%, BUCS, 144A..............    6,495,600
                                                        12,307,700
                   PAPER & PACKAGING-- 1.5%
   295,000         Crown Cork & Seal Co., Inc.
                     4.5%, MIPS......................   14,344,375
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 1.9%
   220,000         Houston Industries, Inc.
                     7.00%, ACES (Exchangeable for
                     Time Warner, Inc. common
                     stock)..........................   11,797,500
   253,000         Merrill Lynch & Co., Inc.
                     6.0%, STRYPES,
                     (exchangeable for Cox
                     Communications, Inc. common
                     stock)..........................    6,072,000
                                                        17,869,500
                   TRANSPORTATION-- 0.9%
    78,400         CNF Trust I
                     5.00%, Series A, TECONS.........    4,508,000
    75,000         Hvide Capital Trust
                     6.5%, 144A......................    4,650,000
                                                         9,158,000
                   UTILITIES-- 2.2%
    85,300         MCN Corp.
                     8.75%, PRIDES...................    2,473,700
   315,000         Philippine Long Distance Telephone
                     Co., GDS 7.00%, Series III......   18,742,500
                                                        21,216,200
                   TOTAL CONVERTIBLE PREFERRED
                     (COST $176,025,506).............  188,170,975
PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES-- 5.9%
                   BANKS-- 0.2%
$1,500,000         Magna Group, Inc.
                     8.75%, 11/1/98..................    2,025,000
                   BUSINESS EQUIPMENT &
                   SERVICES-- 0.1%
   750,000         Personnel Group Of America, Inc.
                     5.75%, 7/1/04, 144A.............      860,625

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                                [I&G Fund logo
                                                                appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

PRINCIPAL
  AMOUNT                                                 VALUE

CONVERTIBLE DEBENTURES-- CONTINUED
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 2.4%
$3,000,000         Adaptec Inc.
                     4.75%, 2/1/04, 144A............. $  3,221,400
 3,500,000         HMT Technology Corp.
                     5.75%, 1/15/04, 144A............    3,185,000
 9,700,000         Photronics, Inc.
                     6.00%, 6/1/04...................   11,882,500
 2,500,000         Sci Systems, Inc.
                     5.00%, 5/1/06, 144A.............    4,362,500
                                                        22,651,400
                   ENERGY-- 0.6%
 3,775,000         Offshore Logistics, Inc.
                     6.00%, 12/15/03, 144A...........    4,133,625
 1,500,000         Swift Energy Co.
                     6.25%, 11/15/06.................    1,537,500
                                                         5,671,125
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 0.3%
 1,320,000         Beverly Enterprises, Inc.
                     7.625%, 3/15/03.................    1,346,400
 1,369,000         Maxxim Medical, Inc.
                     6.75%, 3/1/03...................    1,533,280
                                                         2,879,680
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.5%
   500,000         Robbins & Myers, Inc.
                     6.50%, 9/1/03...................      727,500
 3,000,000         Solectron Corp.
                     6.00%, 3/1/06, 144A.............    4,042,500
                                                         4,770,000
PRINCIPAL
  AMOUNT                                                 VALUE
CONVERTIBLE DEBENTURES-- CONTINUED
                   OIL FIELD SERVICES-- 0.7%
$1,250,000         Key Energy Group, Inc.
                     7.50%, 7/1/03, 144A............. $  2,712,500
 1,000,000         Nabors Industries, Inc.
                     5.00%, 5/15/06..................    1,855,000
 2,000,000         Seacor Holdings, Inc.
                     5.375%, 11/15/06................    2,240,000
                                                         6,807,500
                   RETAILING & WHOLESALE-- 1.1%
 5,000,000         Costco Wholesale Companies, Inc.
                     5.75%, 5/15/02..................    5,356,500
 4,000,000         Proffitt's, Inc.
                     4.75%, 11/1/03..................    4,900,000
                                                        10,256,500
                   TOTAL CONVERTIBLE DEBENTURES
                     (COST $47,069,353)..............   55,921,830
SHORT-TERM INVESTMENTS-- 1.4%
                   GOVERNMENT AGENCY NOTES &
                   BONDS-- 1.4%
13,200,000         Federal Home Loan Bank
                     5.43%, 8/27/97..................   13,148,234
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $13,148,234)..............   13,148,234

                   TOTAL INVESTMENTS--
                     (COST $854,157,208).....  100.0%  956,031,176
                   OTHER ASSETS AND
                     LIABILITIES-- NET.......     0.0      437,776
                   NET ASSETS................  100.0% $956,468,952

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G Fund logo
appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

 * Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of outstanding voting securities. The Fund has a cost basis of $18,665,490 in these issues at July 31, 1997. The Fund earned $652,022 of income from these investments during the period ended July 31, 1997.

144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

ADR-- American Depository Receipts.
ACES-- Automatically Convertible Equity Securities.
BUCS-- Beneficial Unsecured Convertible Securities.
DECS-- Dividend Enhanced Convertible Stock.
EDS-- Exchangeable Depositary Shares.
GDS-- Global Depositary Shares.
MIPS-- Monthly Income Preferred Shares.
PERCS-- Preferred Equity Redemption Cumulative Stock.
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities REIT-- Real Estate Investment Trust.
SAILS-- Stock Appreciation Income Linked Securities.
STRYPES-- Structured Yield Product Exchangeable for Stock.
TECONS-- Term Convertible Shares.
TIDES-- Term Income Deferrable Equitable Securities.

GEOGRAPHIC DIVERSIFICATION
The Fund may invest in securities principally traded in markets outside the United States. While investments in such securities are intended to reduce risk by providing further diversification, foreign investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. At July 31, 1997, the Fund had investments, excluding short-term investments, in the following countries:

                                                    MARKET        PERCENTAGE OF
COUNTRY                                             VALUE          NET ASSETS
United States................................    $769,577,247          80.5%
Australia....................................      79,256,554           8.3%
Bermuda......................................      14,136,750           1.5%
Brazil.......................................       4,920,300           0.5%
Canada.......................................       7,611,549           0.8%
France.......................................      10,343,967           1.1%
Peru.........................................       2,345,313           0.2%
Portugal.....................................         201,250           0.0%
Philippines..................................      18,742,500           2.0%
The Netherlands..............................      16,159,000           1.7%
United Kingdom...............................      19,588,512           2.0%
                                                 $942,882,942          98.6%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND
                                                              [Small Cap Equity
                                                              Income Fund logo
                                                              appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

[CAPTION]

 SHARES                                                    VALUE
COMMON STOCKS-- 75.3%
                  AEROSPACE & DEFENSE-- 1.9%
   18,000         Curtiss Wright Corp.................. $ 1,122,750
                  BANKS-- 11.2%
    3,750         ABC Bancorp..........................      62,813
   21,000         Amcore Financial, Inc................     609,000
    3,000         BancorpSouth, Inc....................      90,000
   19,200         BSB Bancorp, Inc.....................     746,400
   19,500         CB Bancshares, Inc...................     687,375
   31,000         Commercial Bankshares, Inc...........     594,812
    2,500         First Midwest Bancorp, Inc...........      87,500
   30,000         First Oak Brook Bancshares Inc. Cl.
                    A..................................   1,035,000
   21,761         First State Bancorp..................     424,339
    9,747         Hudson Chartered Bancorp, Inc........     275,962
   30,000         Independent Bancshares, Inc..........     435,000
   13,962         Interchange Financial Services
                    Corp...............................     312,400
    2,500         One Valley Bancorp of West Virginia,
                    Inc................................     107,656
    9,834         Pacific Century Financial Corp.......     502,149
   14,000         South Alabama Bancorp, Inc...........     248,500
    8,160         State Financial Services Corp........     171,360
    7,500         Susquehanna Bancshares, Inc..........     208,125
                                                          6,598,391
                  BUILDING, CONSTRUCTION &
                  FURNISHINGS-- 2.6%
   28,000         La-Z-Boy Chair Co....................   1,051,750
   30,100         Shelby Williams Industries, Inc......     462,788
                                                          1,514,538
                  BUSINESS EQUIPMENT &
                  SERVICES-- 0.9%
   21,400         American Business Products, Inc......     518,950
                  CHEMICAL & AGRICULTURAL PRODUCTS--
                  1.8%
   20,000         Learonal, Inc........................     647,500
   15,500         Stepan Co............................     402,031
                                                          1,049,531
                  CONSUMER PRODUCTS &
                  SERVICES-- 3.8%
   50,000         General Housewares Corp..............     443,750
   52,000         Oneida, Ltd..........................   1,534,000
    6,000         Polaris Industries, Inc..............     173,625
    2,800         Russ Berrie & Co., Inc...............      71,575
                                                          2,222,950
                  DIVERSIFIED COMPANIES-- 2.2%
   32,000         Mathews International Corp...........   1,284,000
 SHARES                                                    VALUE
COMMON STOCKS-- CONTINUED
                  ELECTRICAL EQUIPMENT &
                  SERVICES-- 2.2%
   28,000         BGS Systems, Inc..................... $   805,000
   37,500         Computer Language Research, Inc......     365,625
   10,000         Tech/OPS Sevcon, Inc.................     125,000
                                                          1,295,625
                  ENERGY-- 3.0%
   32,800         Berry Petroleum Co. Cl. A............     551,450
   22,300         Penn Virginia Corp...................   1,234,863
                                                          1,786,313
                  FINANCE & INSURANCE-- 3.0%
      800         American Heritage Life Investment
                    Corp...............................      30,400
   26,600         Arthur J. Gallagher & Co.............     964,250
    5,000         LaSalle Re Holdings, Ltd.............     166,875
   16,000         Trenwick Group, Inc..................     612,000
                                                          1,773,525
                  FOOD & BEVERAGE PRODUCTS-- 4.8%
   69,000         Bridgford Foods Corp.................     681,375
    2,000         Farmer Brothers Co...................     266,000
   20,000         Lance, Inc...........................     395,000
   16,000         Luby's Cafeterias, Inc...............     315,000
   76,100         Piccadilly Cafeterias, Inc...........     994,056
   10,000         Schultz Sav O Stores Inc.............     183,750
                                                          2,835,181
                  HEALTHCARE PRODUCTS &
                  SERVICES-- 1.1%
   12,000         Kinetic Concepts, Inc................     228,000
   15,000         West Co., Inc. (The).................     440,625
                                                            668,625
                  INDUSTRIAL SPECIALTY PRODUCTS &
                  SERVICES-- 8.7%
   24,500         Badger Meter, Inc....................   1,016,750
   22,298         Flowserve Corp.......................     760,906
   84,100         Gorman Rupp Co.......................   1,639,950
    6,400         Met-Pro Corp.........................     102,400
   25,200         Raven Industries, Inc................     611,100
    8,100         Research, Inc........................      58,725
   43,300         Spartech Corp........................     665,737
    8,000         Woodward Governor Co.................     279,000
                                                          5,134,568
                  MACHINERY-- DIVERSIFIED-- 3.5%
   55,000         Hardinge Brothers, Inc...............   1,828,750
    5,800         Tennant Co...........................     205,900
                                                          2,034,650

                                  (CONTINUED)

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND
[Small Cap Equity
Income Fund logo
appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

 SHARES                                                    VALUE

COMMON STOCKS-- CONTINUED
                  OIL-- 1.6%
   60,000         Quaker State Corp.................... $   952,500
                  REAL ESTATE-- 6.3%
      891         Bradley Real Estate, Inc. REIT.......      16,706
    2,000         CBL & Associates Properties, Inc.
                    REIT...............................      51,000
   36,000         Columbus Realty Trust REIT...........     852,750
   46,000         Evans Withycombe Residential, Inc.
                    REIT...............................     974,625
   20,000         Gables Residential Trust REIT........     533,750
   40,000         Innkeepers USA Trust REIT............     562,500
    1,000         Kranzco Realty Trust REIT............      17,188
    2,500         Sovran Self Storage, Inc. REIT.......      74,219
    4,000         Summit Properties, Inc. REIT.........      79,000
   40,000         Sunstone Hotel Investors, Inc. REIT..     560,000
                                                          3,721,738
                  TELECOMMUNICATION SERVICES &
                  EQUIPMENT-- 1.1%
  126,000         UNR Industries, Inc..................     614,250
                  TEXTILE & APPAREL-- 0.5%
   20,500         Superior Surgical Manufacturing Co.,
                    Inc................................     281,875
                  THRIFT INSTITUTIONS-- 5.2%
    6,000         First Essex Bancorp, Inc.............     106,500
    4,000         First Financial Holdings, Inc........     131,500
   16,000         First Palm Beach Bancorp, Inc........     514,000
   50,000         Horizon Financial Corp...............     787,500
   38,000         Jacksonville Bancorp, Inc............     622,250
   12,000         Maryland Federal Bancorp, Inc........     594,000
    7,000         People's Savings Financial Corp......     301,000
                                                          3,056,750
                  UTILITIES-- ELECTRIC-- 3.2%
   33,000         Madison Gas & Electric Co............     668,250
   26,000         Northwestern Public Service Co.......     487,500
   14,000         Otter Tail Power Co..................     446,250
   12,000         TNP Enterprises, Inc.................     294,000
                                                          1,896,000
                  UTILITIES-- GAS-- 6.5%
   29,100         Chesapeake Utilities Corp............     483,787
   30,000         Connecticut Energy Corp..............     684,375
   28,800         Delta Natural Gas Co., Inc...........     500,400
    4,000         Energen Corp.........................     145,000
   24,000         Enron Global Power & Pipelines LLC...     796,500
    7,400         NUI Corp.............................     170,200
   26,000         Public Service Company of North
                    Carolina, Inc......................     513,500
   26,000         Southwest Gas Corp...................     482,625
    2,000         United Cities Gas Co.................      47,500
                                                          3,823,887
 SHARES                                                    VALUE
COMMON STOCKS-- CONTINUED
                  UTILITIES-- TELEPHONE-- 0.2%
    4,000         Hickory Tech Corporation............. $   122,000
                  TOTAL COMMON STOCKS
                    (COST $38,477,528).................  44,308,597
CONVERTIBLE PREFERRED-- 7.5%
                  ENERGY-- 1.0%
   16,000         Callon Petroleum Co.
                    8.50%, Series A....................     618,000
                  FINANCE & INSURANCE-- 1.3%
   12,000         American Heritage Life Investment
                    Corp.
                    8.50%, PRIDES......................     742,500
                  INDUSTRIAL SPECIALTY PRODUCTS &
                  SERVICES-- 1.8%
   63,000         Worthington Industries, Inc.
                    7.25%, DECS........................   1,071,000
                  PUBLISHING, BROADCASTING &
                  ENTERTAINMENT-- 0.2%
    4,000         AMC Entertainment, Inc.
                  $1.75................................     144,000
                  TRANSPORTATION-- 3.2%
   30,000         Hvide Capital Trust
                    6.50%, 144A........................   1,860,000
                  TOTAL CONVERTIBLE PREFERRED
                    (COST $3,831,717)..................   4,435,500
CONVERTIBLE DEBENTURES-- 11.2%
                  BANKS-- 1.4%
  700,000         First State Bancorp.
                    7.50%, 4/30/17.....................     840,000
                  BUILDING, CONSTRUCTION &
                  FURNISHINGS-- 0.5%
  270,000         Toll Corp.
                    4.75%, 1/15/04.....................     289,238
                  BUSINESS EQUIPMENT &
                  SERVICES-- 0.4%
  200,000         Personnel Group Of America, Inc.
                    5.75%, 7/1/04, 144A................     229,500
                  ELECTRICAL EQUIPMENT &
                  SERVICES-- 2.2%
1,050,000         Photronics, Inc.
                    6.00%, 6/1/04......................   1,286,250
                  ENERGY-- 1.7%
  250,000         Key Energy Group, Inc.
                    7.50%, 7/1/03, 144A................     542,500
  425,000         Offshore Logistics, Inc.
                    6.00%, 12/15/03, 144A..............     465,375
                                                          1,007,875

                                  (CONTINUED)

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND
                                                               [Small Cap Equity
                                                              Income Fund logo
                                                              appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

 SHARES                                                    VALUE

CONVERTIBLE DEBENTURES-- CONTINUED
                  HEALTHCARE PRODUCTS &
                  SERVICES-- 1.0%
  140,000         Maxxim Medical, Inc.
                    6.75%, 3/1/03...................... $   156,800
  480,000         Meridian Diagnostics, Inc.
                    7.00%, 9/1/06......................     410,400
                                                            567,200
                  INDUSTRIAL SPECIALTY PRODUCTS &
                  SERVICES-- 1.5%
  610,000         Robbins & Myers, Inc.
                    6.50%, 9/1/03......................     887,550
                  RETAILING & WHOLESALE-- 2.5%
  500,000         Central Garden & Pet Co.
                    6.00%, 11/15/03, 144A..............     567,500
  750,000         Proffitt's, Inc.
                    4.75%, 11/1/03.....................     918,750
                                                          1,486,250
                  TOTAL CONVERTIBLE DEBENTURES
                    (COST $5,488,238)..................   6,593,863
 SHARES                                                    VALUE
SHORT-TERM INVESTMENTS-- 3.0%
                  GOVERNMENT AGENCY NOTES &
                  BONDS-- 3.0%
                  Federal Home Loan Bank
  350,000         5.37%, 8/15/97....................... $   349,269
  350,000         5.43%, 8/27/97.......................     348,627
                  Federal Home Loan Mortgage
  250,000         5.36%, 8/22/97.......................     249,218
   20,000         5.36%, 8/26/97.......................      19,926
  270,000         5.37%, 8/27/97.......................     268,953
  500,000         5.37%, 8/28/97.......................     497,986
                                                          1,733,979
                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $1,733,979)..................   1,733,979

                   TOTAL INVESTMENTS--
                     (COST $49,531,462).......   97.0%   57,071,939
                   OTHER ASSETS AND
                     LIABILITIES-- NET........     3.0    1,773,247
                   NET ASSETS.................  100.0%  $58,845,186

144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.
DECS-- Dividend Enhanced Convertible Stock
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities. REIT-- Real Estate Investment Trust.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                   UTILITY FUND
[Utility Fund logo
appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

[CAPTION]

   SHARES                                                VALUE
COMMON STOCKS-- 80.9%
                     AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 3.1%
   100,000           Ford Motor Co................... $  4,087,500
                     NATURAL GAS DIVERSIFIED-- 3.2%
   108,075           Enron Corp......................    4,100,095
                     OIL/GAS PRODUCTIONS-- 2.1%
   350,000           Chesapeake Energy Corp..........    2,756,250
                     TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 3.3%
    50,000           Nokia Corp......................    4,281,250
                     UTILITIES-- ELECTRIC-- 46.0%
    82,000           American Electric Power Co.,
                       Inc...........................    3,669,500
   100,000           Central Hudson Gas & Electric
                       Corp..........................    3,318,750
   100,000           CINergy Corp....................    3,362,500
    88,774           Duke Energy Corp................    4,499,732
   150,000           Enova Corp......................    3,637,500
    80,000           FPL Group, Inc..................    3,830,000
   100,000           GPU, Inc........................    3,468,750
   170,000           Houston Industries., Inc........    3,559,375
   140,000           Illinova Corp...................    3,298,750
   125,000           Long Island Lighting Co.........    3,070,313
    48,000           NIPSCO Industries, Inc..........    2,022,000
   100,000           PacifiCorp......................    2,231,250
   100,000           Pinnacle West Capital Corp......    3,156,250
   150,000           PP&L Resources, Inc.............    3,065,625
   100,000           Public Service Co. of
                       Colorado......................    4,162,500
   100,000           Public Service Enterprise Group,
                       Inc...........................    2,475,000
   100,000           Texas Utilities Co..............    3,543,750
   120,000           UtiliCorp United, Inc...........    3,577,500
                                                        59,949,045
                     UTILITIES-- GAS-- 5.7%
   105,000           NICOR Inc.......................    3,845,625
    50,000           Northwest Natural Gas Co........    1,300,000
    60,000           Peoples Energy Corp.............    2,302,500
                                                         7,448,125
                     UTILITIES-- TELEPHONE-- 17.5%
   100,000           ALLTEL Corp.....................    3,287,500
    40,000           Ameritech Corp..................    2,697,500
    70,000           BellSouth Corp..................    3,316,250
    80,000           GTE Corp........................    3,720,000
    50,000           SBC Communications, Inc.........    2,959,375
   SHARES                                                VALUE
COMMON STOCKS-- CONTINUED
                     UTILITIES-- TELEPHONE-- CONTINUED
    60,000           Sprint Corp..................... $  2,970,000
   105,000           U.S. West Communications Group,
                       Inc...........................    3,839,062
                                                        22,789,687
                     TOTAL COMMON STOCKS
                       (COST $91,325,591)............  105,411,952
CONVERTIBLE PREFERRED-- 18.8%
                     OIL INTEGRATED DOMESTIC-- 2.2%
    50,000           Unocal Corp.
                       6.25% 144A....................    2,931,250
                     PUBLISHING, BROADCASTING &
                     ENTERTAINMENT-- 2.5%
    60,000           Houston Industries Inc.
                       (Exchangeable for Time Warner
                       Common Stock)
                       7.0%, ACES....................    3,217,500
                     UTILITIES-- ELECTRIC-- 3.9%
    50,000           AES Trust I Series A
                       5.375% TECONS.................    3,200,000
   100,000           Companhia Paranaense De Energia-
                       Copel, Plc-- ADR
                       6.25%, TIDES..................    1,925,000
                                                         5,125,000
                     UTILITIES-- GAS-- 2.9%
    70,000           MCN Financing III
                       8% PRIDES.....................    3,832,500
                     UTILITIES-- TELEPHONE-- 7.3%
   125,000           AirTouch Communications, Inc.
                       6.0%, Series B................    3,968,750
    24,000           Compania de Inversiones en
                       Telecomunicaciones SA PRIDES*
                       (exchangeable for ADS's of
                       Telefonica de Argentina SA)
                       7.00% 3/3/98 144A.............    1,758,000
   100,000           Sprint Corp. (Exchangeable for
                       Southern N.E. Telephone Common
                       Stock)
                       8.25%, DECS...................    3,737,500
                                                         9,464,250

                     TOTAL CONVERTIBLE PREFERRED
                       (COST $21,681,625)............   24,570,500

                                  (CONTINUED)

                                    EVERGREEN
                                   UTILITY FUND
                                                            [Utility Fund logo
                                                            appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

PRINCIPAL
  AMOUNT                                                  VALUE

REPURCHASE AGREEMENT-- 2.3%
$2,958,828         Donaldson Lufkin & Jenrette
                     Securities purchased 7/31/97,
                     5.75%, maturing 8/1/97, maturing
                     value $2,959,301(a)
                     (cost-- $2,958,828).............  $  2,958,828

                  TOTAL INVESTMENTS--
                    (COST $115,966,044)......  102.0%   132,941,280
                  OTHER ASSETS AND
                    LIABILITIES-- NET........   (2.0)   (2,558,607)
                  NET ASSETS.................  100.0%  $130,382,673

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at July 31, 1997.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

ADR-- American Depository Receipts.
ADS-- American Depository Shares.
ACES-- Automatically Convertible Equity Securities.
DECS-- Dividend Enhanced Convertible Stock.
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities. PRIDES*-- Provisionally Redeemable Income Debt Exchangeable for Stock. TECONS-- Term Convertible Shares.
TIDES-- Term Income Deferrable Equitable Securities.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND
[Value Fund logo
appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

[CAPTION]

  SHARES                                                 VALUE
COMMON STOCKS-- 91.7%
                    AUTOMOTIVE EQUIPMENT &
                    MANUFACTURING-- 1.4%
    626,500         Ford Motor Co................... $   25,608,188
                    BANKS-- 16.3%
    400,000         BankBoston Corp.................     33,975,000
    380,000         Bankers Trust Corp..............     38,451,250
    800,000         Central Fidelity Banks, Inc.....     31,900,000
     95,000         Chase Manhattan Corp............     10,788,438
     75,000         Citicorp CCI....................     10,181,250
    675,000         CoreStates Financial Corp.......     41,639,062
    450,000         First Chicago NBD Corp..........     34,143,750
    367,500         First Security Corp.............      9,876,563
    425,000         First Tennessee National Corp...     22,100,000
    405,000         NationsBank Corp................     28,830,937
    230,000         SouthTrust Corp.................     10,838,750
    240,000         Summit Bancorp..................     14,145,000
    200,000         Union Planters Corp.............     10,575,000
                                                        297,445,000
                    BUSINESS EQUIPMENT &
                    SERVICES-- 2.2%
    841,610      *  Cabletron Systems, Inc..........     28,509,539
    100,000         International Business Machines
                      Corp..........................     10,575,000
                                                         39,084,539
                    CHEMICAL & AGRICULTURAL
                    PRODUCTS-- 1.9%
    366,200         Dow Chemical Co.................     34,789,000
                    COMMUNICATION SYSTEMS &
                    SERVICES-- 1.0%
    225,500      *  Cisco Systems, Inc..............     17,941,344
                    CONSUMER PRODUCTS &
                    SERVICES-- 2.7%
    200,000         Black & Decker Corp.............      8,425,000
    888,300         Philip Morris Companies, Inc....     40,084,538
                                                         48,509,538
                    DIVERSIFIED COMPANIES-- 11.7%
    300,000         Fluor Corp......................     18,450,000
    808,200         Fortune Brands, Inc.............     28,640,587
  1,000,000         Frontier Corp...................     20,625,000
    673,200         General Electric Co.............     47,250,225
    170,000         Loews Corp......................     18,381,250
    560,000         Tenneco, Inc....................     26,110,000
    657,015      *  Tyco International Ltd..........     53,218,215
                                                        212,675,277
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                    ELECTRICAL EQUIPMENT &
                    SERVICES-- 4.8%
    350,000      *  Applied Materials, Inc.......... $   32,156,250
    850,000         CINergy Corp....................     28,581,250
    463,900         Varian Associates, Inc..........     27,022,175
                                                         87,759,675
                    ENERGY-- 9.4%
  1,027,500         Cabot Corp......................     29,091,094
    247,600         Mobil Corp......................     18,941,400
    637,500         Sonat, Inc......................     31,795,312
    154,800         Texaco, Inc.....................     17,966,475
  1,350,000         Tosco Corp......................     42,271,875
    700,000         Union Pacific Resource Group,
                      Inc...........................     17,281,250
    360,000         Unocal Corp.....................     14,400,000
                                                        171,747,406
                    FINANCE & INSURANCE-- 2.7%
    300,000         Hartford Financial Services
                      Group, Inc. (The).............     26,137,500
    525,000         Travelers Property Casualty
                      Corp. Cl. A...................     22,575,000
                                                         48,712,500
                    FOOD & BEVERAGE
                    PRODUCTS-- 5.3%
  1,481,500         American Stores Co..............     37,407,875
    808,200      *  Gallaher Group Plc..............     14,497,087
    644,400         General Mills, Inc..............     44,544,150
                                                         96,449,112
                    HEALTHCARE PRODUCTS &
                    SERVICES-- 7.5%
    555,800         Bristol-Myers Squibb Co.........     43,595,563
    790,300         Pharmacia & Upjohn, Inc.........     29,833,825
  1,349,999      *  Tenet Healthcare Corp...........     40,415,595
  1,100,800      *  Value Health, Inc...............     22,016,000
                                                        135,860,983
                    INDUSTRIAL SPECIALTY PRODUCTS &
                    SERVICES-- 1.1%
    229,600         Aluminum Co. of America.........     20,319,600
                    INFORMATION SERVICES &
                    TECHNOLOGY-- 1.2%
    240,800         Intel Corp......................     22,108,450

                                  (CONTINUED)

                                    EVERGREEN
                                    VALUE FUND
                                                             [Value Fund logo
                                                             appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                    MANUFACTURING--
                    DISTRIBUTING-- 1.3%
    500,000      *  Teradyne, Inc................... $   23,375,000
                    OIL-- 6.6%
    342,900         Ashland Inc.....................     18,216,563
    200,000         Enron Corp......................      7,587,500
    370,000         Kerr-McGee Corp.................     23,171,250
    965,000         Ultramar Diamond Shamrock
                      Corp..........................     32,086,250
    841,350         Williams Companies., Inc.
                      (The).........................     38,491,762
                                                        119,553,325
                    RETAILING & WHOLESALE-- 0.5%
  1,602,475      *  Shoney's Inc....................      9,715,005
                    TELECOMMUNICATION SERVICES &
                    EQUIPMENT-- 3.0%
    646,600         Nokia Corp......................     55,365,125
                    TRANSPORTATION-- 3.4%
    262,100         Burlington Northern Santa Fe....     25,309,031
    322,900         Norfolk Southern Corp...........     35,761,175
                                                         61,070,206
                    UTILITIES-- 7.7%
    500,000         CMS Energy Corp.................     18,500,000
    700,000         GPU, Inc........................     24,281,250
    683,200         GTE Corp........................     31,768,800
    637,800         Houston Industries., Inc........     13,353,937
  1,200,000         Illinova Corp...................     28,275,000
    671,800         NICOR Inc.......................     24,604,675
                                                        140,783,662
                    TOTAL COMMON STOCKS
                      (COST $1,195,171,697).........  1,668,872,935
  SHARES                                                 VALUE
CONVERTIBLE PREFERRED-- 1.5%
                    ENERGY-- 0.7%
    227,664         Unocal Corp.
                      6.25%, 144A................... $   13,346,802
                    MANUFACTURING--
                    DISTRIBUTING-- 0.8%
     98,200         Case Corp.
                      4.50%, Series A, 144A.........     14,877,300
                    TOTAL CONVERTIBLE PREFERRED
                      (COST $24,199,251)............     28,224,102

 PRINCIPAL
   AMOUNT

REPURCHASE AGREEMENT-- 6.6%
                     Donaldson, Lufkin & Jenrette
$119,249,601           Securities purchased 7/31/97,
                       5.75%, maturing 8/1/97,
                       maturing value $119,268,648
                       (a)
                       (cost-- $119,249,601)........    119,249,601
                     TOTAL INVESTMENTS--
                       (COST
                       $1,338,620,549)......   99.8%  1,816,346,638
                     OTHER ASSETS AND
                       LIABILITIES-- NET....     0.2      3,875,282
                     NET ASSETS.............  100.0% $1,820,221,920

 * Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at
   July 31, 1997.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN
[Fund for Total Return
logo appears here]
                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

[CAPTION]

  SHARES                                                 VALUE
COMMON STOCKS-- 88.2%
                    AEROSPACE & DEFENSE-- 1.8%
     30,000         Boeing Co. (The)................ $    1,764,375
      9,800         Northrop Grumman Corp...........      1,128,225
                                                          2,892,600
                    AUTOMOTIVE EQUIPMENT &
                    MANUFACTURING-- 3.5%
     50,000         Federal-Mogul Corp..............      1,768,750
     50,000         Ford Motor Co...................      2,043,750
     40,000      *  Lear Corp.......................      1,915,000
                                                          5,727,500
                    BANKS-- 3.3%
     30,000         BankAmerica Corp................      2,265,000
     17,500         BankBoston Corp.................      1,486,406
     15,000         Chase Manhattan Corp............      1,703,438
                                                          5,454,844
                    BUSINESS EQUIPMENT &
                    SERVICES-- 6.9%
     50,000      *  BMC Software, Inc...............      3,009,375
     20,000         Hewlett-Packard Co..............      1,401,250
     30,000         International Business Machines
                      Corp..........................      3,172,500
    100,000      *  Laidlaw, Inc. Cl. B.............      1,593,750
     15,000      *  Microsoft Corp..................      2,120,156
                                                         11,297,031
                    CAPITAL GOODS-- 3.9%
     70,000         General Electric Co.............      4,913,125
     50,000         Regal Beloit Corp...............      1,415,625
                                                          6,328,750
                    CHEMICAL & AGRICULTURAL
                    PRODUCTS-- 4.6%
     15,000         Dow Chemical Co.................      1,425,000
     30,000         Du Pont (E. I.) De Nemours &
                      Co............................      2,008,125
     50,000         Monsanto Co.....................      2,490,625
     46,500         Morton International, Inc.......      1,554,844
                                                          7,478,594
                    CONSUMER PRODUCTS &
                    SERVICES-- 4.7%
     15,000         Gillette Co. (The)..............      1,485,000
     75,000         Philip Morris Companies, Inc....      3,384,375
     10,000         Procter & Gamble Co. (The)......      1,521,250
     29,900         Stewart Enterprises, Inc.
                      Cl. A.........................      1,295,044
                                                          7,685,669
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                    DIVERSIFIED COMPANIES-- 5.2%
    100,000      *  Brown & Sharpe Manufacturing Co.
                      Cl. A......................... $    1,325,000
     75,000      *  Owens Illinois, Inc.............      2,587,500
     50,000      *  Thermo Electron Corp............      1,709,375
     35,000         Tyco International Ltd..........      2,835,000
                                                          8,456,875
                    ELECTRICAL EQUIPMENT &
                    SERVICES-- 8.1%
     50,033      *  Analog Devices, Inc.............      1,572,912
     30,000         Emerson Electric Co.............      1,770,000
     20,000         Intel Corp......................      1,835,625
     40,000         Motorola, Inc...................      3,212,500
     25,000      *  Solectron Corp..................      1,971,875
     25,000         Texas Instruments, Inc..........      2,875,000
                                                         13,237,912
                    ENVIRONMENTAL SERVICES-- 1.2%
     50,000      *  USA Waste Services, Inc.........      2,015,625
                    FINANCE & INSURANCE-- 6.1%
     25,000         Hartford Life, Inc. Cl. A.......      1,028,125
     15,000         Loews Corp......................      1,621,875
     30,000         Nationwide Financial Services,
                      Inc.
                      Cl. A.........................        907,500
     20,000         PMI Group, Inc. (The)...........      1,180,000
     12,500         Student Loan Marketing
                      Association...................      1,874,219
     25,000         Travelers Group, Inc............      1,798,437
     35,000         Travelers Property Casualty
                      Corp. Cl. A...................      1,505,000
                                                          9,915,156
                    FOOD & BEVERAGE
                    PRODUCTS-- 3.2%
     25,000         Anheuser Busch Companies.,
                      Inc...........................      1,073,438
     50,000      *  General Cigar Holdings, Inc.
                      Cl. A.........................      1,231,250
     35,000         H.J. Heinz Co...................      1,616,562
     30,000         Nabisco Holdings Corp.
                      Cl. A.........................      1,275,000
                                                          5,196,250
                    HEALTHCARE PRODUCTS &
                    SERVICES-- 7.2%
     40,000         American Home Products Corp.....      3,297,500
     60,000         Bristol-Myers Squibb Co.........      4,706,250
     35,000         Johnson & Johnson...............      2,180,938
     14,700         Merck & Co., Inc................      1,527,881
                                                         11,712,569

                                  (CONTINUED)

                                     KEYSTONE
                              FUND FOR TOTAL RETURN
                                                         [Fund for Total Return
                                                          logo appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                    LEISURE & TOURISM-- 0.9%
     35,000         Carnival, Corp. Cl. A........... $    1,474,375
                    NATURAL GAS-- 1.6%
     15,000         Burlington Resources, Inc.......        708,750
     25,000         Enron Corp......................        948,438
     20,000         Sonat, Inc......................        997,500
                                                          2,654,688
                    OIL-- 5.8%
     15,000         Amoco Corp......................      1,410,000
     10,000         Atlantic Richfield Co...........        748,125
     15,000         Chevron Corp....................      1,186,875
     20,000         Exxon Corp......................      1,285,000
     12,000         Mobil Corp......................        918,000
     18,700         Pennzoil Co.....................      1,460,937
     12,000         Texaco, Inc.....................      1,392,750
     25,000         Unocal Corp.....................      1,000,000
                                                          9,401,687
                    OIL FIELD SERVICES-- 1.4%
     21,000      *  Falcon Drilling Co., Inc........        606,375
     16,000         Halliburton Co..................        736,000
     12,000         Schlumberger Ltd................        916,500
                                                          2,258,875
                    PAPER & PACKAGING-- 1.3%
     50,000         Unisource Worldwide, Inc........        931,250
     20,000         Weyerhaeuser Co.................      1,245,000
                                                          2,176,250
                    PUBLISHING, BROADCASTING &
                    ENTERTAINMENT-- 1.1%
     75,000         Westinghouse Electric Corp......      1,804,688
                    REAL ESTATE-- 7.4%
     30,000         Storage USA, Inc. REIT..........      1,237,500
     30,000         Bay Apartment Communities, Inc.
                      REIT..........................      1,153,125
     40,000      *  Boston Properties, Inc. REIT....      1,115,000
     25,000         Camden Property Trust REIT......        756,250
     50,000      *  Equity Office Properties Trust
                      REIT..........................      1,450,000
     25,000         Equity Residential Properties
                      Trust REIT....................      1,260,937
     30,000         First Industrial Realty Trust,
                      Inc. REIT.....................        928,125
     33,000         Golf Trust of America, Inc.
                      REIT..........................        932,250
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                    REAL ESTATE-- CONTINUED
     45,000         Patriot American Hospitality,
                      Inc. REIT..................... $    1,122,187
     49,000         Prentiss Properties Trust
                      REIT..........................      1,274,000
     25,000         Spieker Properties, Inc. REIT...        929,688
                                                         12,159,062
                    RETAILING & WHOLESALE-- 2.3%
     50,000      *  Costco Companies., Inc..........      1,895,313
     50,000         Wal-Mart Stores, Inc............      1,878,125
                                                          3,773,438
                    TELECOMMUNICATION SERVICES &
                    EQUIPMENT-- 5.1%
     17,000         Ameritech Corp..................      1,146,437
     14,000         BellSouth Corp..................        663,250
     50,000         Deutsche Telekom AG, ADR........      1,168,750
     18,000         GTE Corp........................        837,000
     15,000         Loral Space & Communications
                      Ltd. 144A.....................        761,250
     25,000         Northern Telecom Ltd............      2,614,062
     19,000         SBC Communications, Inc.........      1,124,563
                                                          8,315,312
                    TRANSPORTATION-- 1.6%
     50,300         Canadian National Railway Co....      2,612,456
                    TOTAL COMMON STOCKS
                      (COST $101,764,915)...........    144,030,206
CONVERTIBLE PREFERRED-- 5.4%
                    BUSINESS EQUIPMENT &
                    SERVICES-- 0.6%
     35,000         Houghton Mifflin Co
                      6.00%, SAILS..................        962,500
                    FINANCE & INSURANCE-- 2.6%
     15,000         Allstate Corp. (The)
                      6.76%, Exchangeable Notes Due
                      4/15/98, DECS.................        736,875
     10,000         Conseco, Inc.
                      7.00%, PRIDES.................      1,430,000
     25,000         Salomon, Inc.
                      7.625%, DECS..................        900,000
     27,500         SunAmerica, Inc.
                      $3.188, PERCS.................      1,258,125
                                                          4,325,000

                                  (CONTINUED)

                                     KEYSTONE
                              FUND FOR TOTAL RETURN
[Fund for Total Return
logo appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

CONVERTIBLE PREFERRED-- CONTINUED
                    METAL PRODUCTS &
                    SERVICES-- 0.5%
     15,000         Timet Capital Trust I
                      6.625%, BUCS, 144A............ $      815,625
                    RETAILING & WHOLESALE-- 1.7%
     50,000         Kmart Financing I
                      7.75%.........................      2,725,000
                    TOTAL CONVERTIBLE PREFERRED
                      (COST $8,562,374).............      8,828,125
CONVERTIBLE DEBENTURES-- 2.8%
                    CAPITAL GOODS-- 0.4%
    400,000         Robbins & Myers, Inc.
                      6.50%, 9/1/03.................        572,000
                    CONSUMER PRODUCTS &
                    SERVICES-- 1.3%
  1,000,000         CUC International, Inc.
                      3.00%, 2/15/02, 144A..........      1,033,440
  1,000,000         Sunrise Assisted Living, Inc.
                      5.50%, 6/15/02, 144A..........      1,170,000
                                                          2,203,440
                    ENVIRONMENTAL SERVICES-- 0.5%
    500,000         US Filter Corp.
                      6.00%, 9/15/05, 144A..........        868,125
  SHARES                                                 VALUE
CONVERTIBLE DEBENTURES-- CONTINUED
                    RETAILING & WHOLESALE-- 0.6%
    750,000         Staples, Inc.
                      4.50%, 10/1/00, 144A.......... $      944,063
                    TOTAL CONVERTIBLE DEBENTURES
                      (COST $3,650,000).............      4,587,628

 PRINCIPAL
  AMOUNT

REPURCHASE AGREEMENT-- 3.5%
$ 5,803,000         Keystone Joint Repurchase
                      Agreement Investments in
                      repurchase agreements, in a
                      joint trading account purchased
                      7/31/97, 5.815%, maturing
                      8/1/97, maturing value
                      $5,803,937 (a)
                      (cost-- $5,803,000).............    5,803,000
                    TOTAL INVESTMENTS--
                      (COST $119,780,289).....   99.9%  163,248,959
                    OTHER ASSETS AND
                      LIABILITIES-- NET.......     0.1       88,810
                    NET ASSETS................  100.0% $163,337,769

 * Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at
   July 31, 1997.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

ADR-- American Depository Receipts.
BUCS-- Beneficial Unsecured Convertible Securities.
DECS-- Dividend Enhanced Convertible Stock.
PERCS-- Preferred Equity Redemption Cumulative Stock.
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities. REIT-- Real Estate Investment Trust.
SAILS-- Stock Appreciation Income Linked Securities.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1997

                                               GROWTH AND      INCOME AND      SMALL CAP
                                                 INCOME          GROWTH      EQUITY INCOME     UTILITY          VALUE
                                                  FUND            FUND           FUND            FUND            FUND
ASSETS
  Investments at value (identified cost,
    $975,611,770, $854,157,208,
    $49,531,462, $115,966,044,
    $1,338,620,549 and $119,780,289,
    respectively)..........................  $1,341,337,101   $956,031,176    $57,071,939    $132,941,280   $1,816,346,638
  Foreign currency, at value (identified
    cost, $728,604)........................               0        726,556              0               0                0
  Cash.....................................          59,553         59,996         12,054               0                0
  Receivable for Fund shares sold..........      11,793,688        498,983      1,660,187          84,097        3,962,110
  Receivable for investments sold..........         800,785     28,229,812        216,544               0                0
  Dividends and interest receivable........         811,482      2,671,624        120,475         550,448        3,268,766
  Foreign tax reclaim receivable...........               0        144,457              0          14,773                0
  Unamortized organization expense.........               0              0          8,209               0                0
  Prepaid expenses and other assets........          52,196         38,807         21,087          33,975           28,818
      Total assets.........................   1,354,854,805    988,401,411     59,110,495     133,624,573    1,823,606,332
LIABILITIES
  Payable for investments purchased........       3,216,172     30,496,546        172,816       3,009,441                0
  Payable for Fund shares repurchased......       1,207,905        294,886          7,938         117,608        1,943,742
  Advisory fee payable.....................       1,015,659        782,429         45,607          38,105          800,295
  Distribution fee payable.................         499,041         38,950          8,420          53,137          306,191
  Due to related parties...................           4,571         28,942              0               0           41,718
  Accrued expenses and other liabilities...         219,078        290,706         30,528          23,609          292,466
      Total liabilities....................       6,162,426     31,932,459        265,309       3,241,900        3,384,412
NET ASSETS.................................  $1,348,692,379   $956,468,952    $58,845,186    $130,382,673   $1,820,221,920
NET ASSETS REPRESENTED BY
  Paid-in capital..........................  $  959,749,798   $810,797,352    $50,140,980    $101,882,730   $1,282,326,696
  Undistributed net investment income
    (accumulated distributions in excess of
    net investment income).................         (10,791)     1,748,160         54,884         170,484        2,948,270
  Accumulated undistributed net realized
    gains on investments...................      23,228,041     42,048,929      1,108,845      11,354,223       57,220,865
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................     365,725,331    101,874,511      7,540,477      16,975,236      477,726,089
      Total net assets                       $1,348,692,379   $956,468,952    $58,845,186    $130,382,673   $1,820,221,920
NET ASSETS CONSIST OF
  Class A..................................  $  166,331,730   $ 11,954,975    $ 4,239,468    $ 91,638,151   $  392,231,175
  Class B..................................     542,405,067     43,976,735      9,461,757      36,737,882      276,255,780
  Class C..................................      23,970,925        950,016      2,769,938         379,331        2,506,664
  Class Y..................................     615,984,657    899,587,226     42,374,023       1,627,309    1,149,228,301
      Total net assets.....................  $1,348,692,379   $956,468,952    $58,845,186    $130,382,673   $1,820,221,920
SHARES OUTSTANDING
  Class A..................................       6,101,395        499,294        270,261       8,001,245       15,920,815
  Class B..................................      20,017,483      1,846,743        604,997       3,205,111       11,217,935
  Class C..................................         884,622         39,893        177,252          33,095          101,865
  Class Y..................................      22,572,148     37,520,690      2,697,579         142,005       46,643,861
NET ASSET VALUE PER SHARE
  Class A..................................  $        27.26   $      23.94    $     15.69    $      11.45   $        24.64
  Class A-- Offering price (based on sales
    charge of 4.75%).......................  $        28.62   $      25.13    $     16.47    $      12.02   $        25.87
  Class B..................................  $        27.10   $      23.81    $     15.64    $      11.46   $        24.63
  Class C..................................  $        27.10   $      23.81    $     15.63    $      11.46   $        24.61
  Class Y..................................  $        27.29   $      23.98    $     15.71    $      11.46   $        24.64

                                               FUND FOR
                                             TOTAL RETURN
ASSETS
  Investments at value (identified cost,
    $975,611,770, $854,157,208,
    $49,531,462, $115,966,044,
    $1,338,620,549 and $119,780,289,
    respectively)..........................  $163,248,959
  Foreign currency, at value (identified
    cost, $728,604)........................             0
  Cash.....................................           513
  Receivable for Fund shares sold..........       411,079
  Receivable for investments sold..........             0
  Dividends and interest receivable........       215,198
  Foreign tax reclaim receivable...........         5,909
  Unamortized organization expense.........             0
  Prepaid expenses and other assets........        47,897
      Total assets.........................   163,929,555
LIABILITIES
  Payable for investments purchased........       202,118
  Payable for Fund shares repurchased......       324,156
  Advisory fee payable.....................             0
  Distribution fee payable.................        41,347
  Due to related parties...................             0
  Accrued expenses and other liabilities...        24,165
      Total liabilities....................       591,786
NET ASSETS.................................  $163,337,769
NET ASSETS REPRESENTED BY
  Paid-in capital..........................  $111,464,266
  Undistributed net investment income
    (accumulated distributions in excess of
    net investment income).................      (165,774)
  Accumulated undistributed net realized
    gains on investments...................     8,570,610
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................    43,468,667
      Total net assets                       $163,337,769
NET ASSETS CONSIST OF
  Class A..................................  $ 47,811,561
  Class B..................................    94,308,619
  Class C..................................    21,125,065
  Class Y..................................        92,524
      Total net assets.....................  $163,337,769
SHARES OUTSTANDING
  Class A..................................     2,311,356
  Class B..................................     4,571,389
  Class C..................................     1,023,037
  Class Y..................................         4,487
NET ASSET VALUE PER SHARE
  Class A..................................  $      20.69
  Class A-- Offering price (based on sales
    charge of 4.75%).......................  $      21.72
  Class B..................................  $      20.63
  Class C..................................  $      20.65
  Class Y..................................  $      20.62

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                            STATEMENTS OF OPERATIONS
                   For the fiscal period ended July 31, 1997*

                                          GROWTH AND      INCOME AND       SMALL CAP
                                            INCOME          GROWTH       EQUITY INCOME      UTILITY         VALUE
                                             FUND            FUND            FUND            FUND            FUND
INVESTMENT INCOME
  Interest............................   $  6,788,322    $  1,911,374     $   214,624     $   315,785    $  3,327,625
  Dividends (net of foreign
    withholding taxes of $2,188,
    $616,492, $0, $13,932, $66,594 and
    $9,996, respectively).............      5,272,237      25,509,573         442,383       3,384,897      21,209,437
TOTAL INCOME..........................     12,060,559      27,420,947         657,007       3,700,682      24,537,062
EXPENSES
  Management fee......................      5,736,248       4,371,784         180,153         382,537       4,753,235
  Distribution Plan expenses..........      2,437,220         204,355          22,325         351,019       1,858,117
  Transfer agent fees.................        972,612         615,213          17,226         114,229         656,927
  Administrative and services fees....              0               0               0          28,507         352,965
  Registration fees...................        164,820          37,061          35,869          40,605          60,606
  Custodian fees......................        150,578         166,126          20,060          64,097         249,997
  Printing............................        149,010          83,901           5,783          42,726         157,711
  Professional fees...................         18,699          32,599          16,637          17,318          33,306
  Amortization of organization
    expenses..........................              0               0           3,327          13,764               0
  Trustees fees.......................          5,555          27,903           3,966           3,756          31,008
  Other...............................         20,626          13,309           3,076           9,895          30,523
      Total expenses..................      9,655,368       5,552,251         308,422       1,068,453       8,184,395
  Less: Indirectly paid expenses......         (2,717)        (20,952)         (1,323)         (8,117)         (1,012)
  Fee waivers and/or reimbursement
    from Investment Adviser...........              0               0         (35,183)       (146,640)              0
      Net expenses....................      9,652,651       5,531,299         271,916         913,696       8,183,383
  NET INVESTMENT INCOME...............      2,407,908      21,889,648         385,091       2,786,986      16,353,679
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
  Net realized gain from
    Investments.......................     23,375,321      43,892,663       1,108,151      11,377,530      58,756,392
    Foreign currency related
      transactions....................              0         194,336               0               0               0
  Net realized gain on investments and
    foreign currency related
    transactions......................     23,375,321      44,086,999       1,108,151      11,377,530      58,756,392
  Net change in unrealized
    appreciation on investments and
    foreign currency related
    transactions......................    188,382,086      42,180,501       6,035,485      (1,002,220)    239,837,361
  Net realized and unrealized gain on
    investments and foreign currency
    related transactions..............    211,757,407      86,267,500       7,143,636      10,375,310     298,593,753
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS...................   $214,165,315    $108,157,148     $ 7,528,727     $13,162,296    $314,947,432

                                          FUND FOR
                                        TOTAL RETURN
INVESTMENT INCOME
  Interest............................  $   460,814
  Dividends (net of foreign
    withholding taxes of $2,188,
    $616,492, $0, $13,932, $66,594 and
    $9,996, respectively).............    1,820,865
TOTAL INCOME..........................    2,281,679
EXPENSES
  Management fee......................      546,092
  Distribution Plan expenses..........      646,911
  Transfer agent fees.................      190,455
  Administrative and services fees....       10,250
  Registration fees...................       52,957
  Custodian fees......................       39,951
  Printing............................       17,484
  Professional fees...................       19,568
  Amortization of organization
    expenses..........................            0
  Trustees fees.......................            0
  Other...............................        5,445
      Total expenses..................    1,529,113
  Less: Indirectly paid expenses......      (14,235 )
  Fee waivers and/or reimbursement
    from Investment Adviser...........            0
      Net expenses....................    1,514,878
  NET INVESTMENT INCOME...............      766,801
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
  Net realized gain from
    Investments.......................    8,565,826
    Foreign currency related
      transactions....................       67,725
  Net realized gain on investments and
    foreign currency related
    transactions......................    8,633,551
  Net change in unrealized
    appreciation on investments and
    foreign currency related
    transactions......................   15,979,989
  Net realized and unrealized gain on
    investments and foreign currency
    related transactions..............   24,613,540
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS...................  $25,380,341

* Each of the Funds changed their fiscal year end to July 31. The Statements of Operations are for the following periods: for Fund for Total Return, the eight months ended July 31, 1997; for Growth and Income Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven months ended July 31, 1997; and Income and Growth Fund, the six months ended July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                            STATEMENTS OF OPERATIONS

                                  GROWTH AND      INCOME AND         SMALL CAP
                                    INCOME          GROWTH         EQUITY INCOME       UTILITY           VALUE
                                    FUND**          FUND*             FUND**            FUND**           FUND**
INVESTMENT INCOME
  Interest....................   $  4,585,041    $  3,845,707       $    86,418       $  452,100      $  2,988,223
  Dividends (net of foreign
    withholding taxes of
    $3,984, $1,278,418, $0,
    $18,580, $23,070, and
    $5,991, respectively).....      6,484,943      53,144,164           221,319        6,423,879        34,250,957
TOTAL INCOME..................     11,069,984      56,989,871           307,737        6,875,979        37,239,180
EXPENSES
  Management fee..............      5,287,338       8,823,541            63,333          725,733         6,950,730
  Distribution Plan
    expenses..................      1,415,844         279,046             5,239          635,044         2,452,995
  Transfer agent fees.........        329,132         871,200            50,036          224,192           631,695
  Administrative service
    fees......................              0               0                 0           70,215           670,060
  Registration fees...........        219,285         101,620            71,195           45,962           166,097
  Custodian fees..............        184,341         289,300            59,940           91,954           328,227
  Professional fees...........         48,605          32,629            15,594           30,625            87,113
  Printing....................         34,721         383,131            11,634           85,237           294,326
  Insurance...................         13,443          54,655             7,193            2,903            17,785
  Trustees fees...............         11,987          49,710             5,346            1,386            17,961
  Interest expense............              0         220,252                 0                0                 0
  Amortization of organization
    expenses..................              0               0             5,744                0                 0
  Other.......................          4,589          33,481             1,724           21,098            23,242
      Total expenses..........      7,549,285      11,138,565           296,978        1,934,349        11,640,231
  Less: Indirectly paid
    expenses..................              0               0                 0                0                 0
  Fee waivers and/or
    reimbursement from
    Investment Adviser........         (5,000)              0          (196,739)        (396,483)                0
      Net expenses............      7,544,285      11,138,565           100,239        1,537,866        11,640,231
  NET INVESTMENT INCOME.......      3,525,699      45,851,306           207,498        5,338,113        25,598,949
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain on:
  Investment transactions.....     11,660,346      27,747,824           329,191        3,459,558       216,135,176
  Foreign currency
    transactions..............              0          84,342                 0                0                 0
  Covered call options........              0         784,954                 0                0                 0
  Net realized gain on
    investments, foreign
    currency and covered call
    options...................     11,660,346      28,617,120           329,191        3,459,558       216,135,176
  Net change in unrealized
    appreciation
    (depreciation) of:
    Investments...............    102,653,116      43,509,351           833,605       (3,509,310)       11,014,356
    Foreign currency
      transactions............              0          (1,098)                0                0                 0
  Net change in unrealized
    appreciation on
    investments and foreign
    currency..................    102,653,116      43,508,253           833,605       (3,509,310)       11,014,356
  Net realized and unrealized
    gain (loss) on
    investments, foreign
    currencies and covered
    call options..............    114,313,462      72,125,373         1,162,796          (49,752)      227,149,532
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $117,839,161    $117,976,679       $ 1,370,294       $5,288,361      $252,748,481

                                   FUND FOR
                                TOTAL RETURN***
INVESTMENT INCOME
  Interest....................    $   289,654
  Dividends (net of foreign
    withholding taxes of
    $3,984, $1,278,418, $0,
    $18,580, $23,070, and
    $5,991, respectively).....      1,807,120
TOTAL INCOME..................      2,096,774
EXPENSES
  Management fee..............        448,266
  Distribution Plan
    expenses..................        448,502
  Transfer agent fees.........        165,963
  Administrative service
    fees......................         27,066
  Registration fees...........         43,415
  Custodian fees..............         62,950
  Professional fees...........         28,295
  Printing....................         21,283
  Insurance...................              0
  Trustees fees...............              0
  Interest expense............              0
  Amortization of organization
    expenses..................              0
  Other.......................          9,069
      Total expenses..........      1,254,809
  Less: Indirectly paid
    expenses..................        (11,473)
  Fee waivers and/or
    reimbursement from
    Investment Adviser........              0
      Net expenses............      1,243,336
  NET INVESTMENT INCOME.......        853,438
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain on:
  Investment transactions.....      1,756,488
  Foreign currency
    transactions..............        156,942
  Covered call options........              0
  Net realized gain on
    investments, foreign
    currency and covered call
    options...................      1,913,430
  Net change in unrealized
    appreciation
    (depreciation) of:
    Investments...............     16,084,525
    Foreign currency
      transactions............              0
  Net change in unrealized
    appreciation on
    investments and foreign
    currency..................     16,084,525
  Net realized and unrealized
    gain (loss) on
    investments, foreign
    currencies and covered
    call options..............     17,997,955
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...    $18,851,393

*-- year ended January 31, 1997; **-- year ended December 31, 1996; and ***-- year ended November 30, 1996

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the fiscal period ended July 31, 1997*

                                       GROWTH AND       INCOME AND       SMALL CAP
                                         INCOME           GROWTH       EQUITY INCOME      UTILITY           VALUE
                                          FUND             FUND            FUND             FUND             FUND
OPERATIONS
  Net investment income...........   $    2,407,908    $ 21,889,648     $   385,091     $  2,786,986    $   16,353,679
  Net realized gain on investments
    and foreign currency related
    transactions..................       23,375,321      44,086,999       1,108,151       11,377,530        58,756,392
  Net change in unrealized
    appreciation on investments
    and foreign currency related
    transactions..................      188,382,086      42,180,501       6,035,485       (1,002,220)      239,837,361
    Net increase in net assets
      resulting from operations...      214,165,315     108,157,148       7,528,727       13,162,296       314,947,432
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.......................         (342,216)       (248,453)        (11,097)      (2,030,267)       (2,943,697)
    Class B.......................                0        (790,199)        (17,755)        (639,939)       (1,098,593)
    Class C.......................                0         (19,512)         (6,915)          (6,346)           (9,131)
    Class Y.......................       (2,065,692)    (20,540,101)       (297,079)         (40,667)      (10,102,012)
  In excess of net investment
    income:
    Class A.......................          (15,263)              0               0                0                 0
    Class B.......................                0               0               0                0                 0
    Class C.......................                0               0               0                0                 0
    Class Y.......................          (92,131)              0               0                0                 0
  Net realized gain on
    investments:
    Class A.......................                0               0          (1,322)               0                 0
    Class B.......................                0               0          (2,116)               0                 0
    Class C.......................                0               0            (824)               0                 0
    Class Y.......................                0               0         (35,401)               0                 0
    Total distributions to
      shareholders................       (2,515,302)    (21,598,265)       (372,509)      (2,717,219)      (14,153,433)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A.......................       71,457,862       2,114,635       3,587,404          494,721        21,010,689
    Class B.......................      236,281,947       6,799,151       8,164,490        1,349,827        50,184,755
    Class C.......................       12,290,220          66,274       2,529,352           13,731         1,018,408
    Class Y.......................      145,062,792       8,929,797      36,298,202          259,189       137,931,136
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A.......................          352,344         225,329          12,209        1,602,820         2,835,467
    Class B.......................            3,746         710,178          19,472          571,837         1,086,571
    Class C.......................                0          15,602           7,467            5,855             9,201
    Class Y.......................        1,641,399      18,026,674         165,502           17,278         6,740,306
  Payment for shares redeemed:
    Class A.......................      (15,573,680)     (1,121,079)        (37,984)     (14,079,531)      (24,085,514)
    Class B.......................      (18,705,681)     (2,685,666)       (142,514)      (6,601,705)      (15,577,742)
    Class C.......................       (1,340,999)       (189,123)        (91,950)         (66,033)         (355,395)
    Class Y.......................      (75,878,946)    (67,224,141)     (8,498,878)        (779,946)     (184,606,592)
    Net increase (decrease) in net
      assets resulting from
      capital share
      transactions................      355,591,004     (34,332,369)     42,012,772      (17,211,957)       (3,808,710)
      Total increase (decrease) in
        net assets................      567,241,017      52,226,514      49,168,990       (6,766,880)      296,985,289
NET ASSETS
  Beginning of period.............      781,451,362     904,242,438       9,676,196      137,149,553     1,523,236,631
  END OF PERIOD...................   $1,348,692,379    $956,468,952     $58,845,186     $130,382,673    $1,820,221,920
Undistributed net investment
  income..........................   $      (10,791)   $  1,748,160     $    54,884     $    170,484    $    2,948,270

                                      FUND FOR
                                    TOTAL RETURN
OPERATIONS
  Net investment income...........  $    766,801
  Net realized gain on investments
    and foreign currency related
    transactions..................     8,633,551
  Net change in unrealized
    appreciation on investments
    and foreign currency related
    transactions..................    15,979,989
    Net increase in net assets
      resulting from operations...    25,380,341
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.......................      (368,590)
    Class B.......................      (315,494)
    Class C.......................       (78,332)
    Class Y.......................             0
  In excess of net investment
    income:
    Class A.......................             0
    Class B.......................             0
    Class C.......................             0
    Class Y.......................             0
  Net realized gain on
    investments:
    Class A.......................             0
    Class B.......................             0
    Class C.......................             0
    Class Y.......................             0
    Total distributions to
      shareholders................      (762,416)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A.......................     9,464,499
    Class B.......................    48,001,066
    Class C.......................     6,315,824
    Class Y.......................        85,018
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A.......................       331,175
    Class B.......................       275,911
    Class C.......................        73,683
    Class Y.......................             0
  Payment for shares redeemed:
    Class A.......................   (10,121,645)
    Class B.......................   (11,087,288)
    Class C.......................    (3,193,608)
    Class Y.......................             0
    Net increase (decrease) in net
      assets resulting from
      capital share
      transactions................    40,144,635
      Total increase (decrease) in
        net assets................    64,762,560
NET ASSETS
  Beginning of period.............    98,575,209
  END OF PERIOD...................  $163,337,769
Undistributed net investment
  income..........................  $   (165,774)

* Each of the Funds changed their fiscal year end to July 31. The Statements of Changes in Net Assets are for the following periods: for Fund for Total Return, the eight months ended July 31, 1997; for Growth and Income Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven months ended July 31, 1997; and Income and Growth Fund, the six months ended July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                       GROWTH AND      INCOME AND       SMALL CAP
                                         INCOME          GROWTH       EQUITY INCOME      UTILITY           VALUE
                                         FUND**          FUND*           FUND**           FUND**           FUND**
OPERATIONS
  Net investment income............   $  3,525,699    $ 45,851,306     $   207,498     $  5,338,113    $   25,598,949
  Net realized gain (loss) on
    investments and foreign
    currency related
    transactions...................     11,660,346      28,617,120         329,191        3,459,558       216,135,176
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency related transactions..    102,653,116      43,508,253         833,605       (3,509,310)       11,014,356
    Net increase (decrease) in net
      assets resulting from
      operations...................    117,839,161     117,976,679       1,370,294        5,288,361       252,748,481
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................       (346,965)       (379,400)         (7,618)      (3,887,411)       (5,758,586)
    Class B........................        (65,442)     (1,152,510)         (9,798)      (1,173,301)       (1,939,188)
    Class C........................         (2,714)        (39,024)           (710)         (11,835)          (14,165)
    Class Y........................     (3,093,315)    (45,453,926)       (186,039)        (229,804)      (19,538,457)
  In excess of net investment
    income:
    Class A........................           (602)              0               0                0                 0
    Class B........................           (114)              0               0                0                 0
    Class C........................             (5)              0               0                0                 0
    Class Y........................         (5,366)              0               0                0                 0
  Net realized gain on investments:
    Class A........................     (1,255,570)              0         (12,475)      (2,465,668)      (45,832,278)
    Class B........................     (3,652,416)              0         (27,933)        (979,858)      (27,532,324)
    Class C........................       (141,822)              0          (1,936)         (10,055)         (204,292)
    Class Y........................     (6,629,223)              0        (279,606)         (53,192)     (141,841,285)
  In excess of net realized gain on
    investments:
    Class A........................         (4,767)              0               0          (16,378)         (229,771)
    Class B........................        (13,868)              0               0           (6,509)         (138,028)
    Class C........................           (538)              0               0              (67)           (1,024)
    Class Y........................        (25,172)              0               0             (353)         (711,093)
    Total distributions to
      shareholders.................    (15,237,899)    (47,024,860)       (526,115)      (8,834,431)     (243,740,491)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................     76,959,622       5,918,321         285,774        2,626,118        23,895,251
    Class B........................    185,314,202      19,899,458         341,494        8,401,385        47,442,303
    Class C........................      7,294,757         684,918          48,265          274,673           832,827
    Class Y........................    200,509,060      28,512,144       3,628,792        1,120,499       324,801,783
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................      1,546,893         341,281          19,575        5,051,093        49,562,452
    Class B........................      3,613,927       1,003,747          36,358        1,935,353        28,693,188
    Class C........................        115,108          29,305           1,697           20,723           215,421
    Class Y........................      7,729,161      40,431,169         316,899           74,971       108,890,530
  Payment for shares redeemed:
    Class A........................    (21,729,967)     (1,646,836)       (213,193)     (16,984,094)      (39,736,035)
    Class B........................    (13,411,376)     (2,649,792)        (11,697)      (6,652,890)      (18,943,891)
    Class C........................       (597,615)       (328,507)        (22,125)        (135,909)         (377,207)
    Class Y........................   (135,786,868)   (193,045,864)       (912,038)      (6,607,014)     (316,060,052)
  Shares issued in acquistion of
    FFB Lexicon Capital
    Appreciation Fund..............    159,432,723               0               0                0                 0
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Select Value
    Fund...........................              0               0               0                0        95,883,824
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Equity Fund........              0               0               0                0        14,077,973
    Class Y........................
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........    470,989,627    (100,850,656)      3,519,801      (10,875,092)      319,178,367
      Total increase (decrease) in
        net assets.................    573,590,889     (29,898,837)      4,363,980      (14,421,162)      328,186,357
NET ASSETS
  Beginning of period..............    207,860,473     934,141,275       5,312,216      151,570,715     1,195,050,274
  END OF PERIOD....................   $781,451,362    $904,242,438     $ 9,676,196     $137,149,553    $1,523,236,631
Undistributed net investments
  income (accumulated distributions
  in excess of net investment
  income)..........................   $      6,087    $  1,321,369     $     3,333     $    100,717    $      292,413

                                       FUND FOR
                                        TOTAL
                                      RETURN***
OPERATIONS
  Net investment income............  $   853,438
  Net realized gain (loss) on
    investments and foreign
    currency related
    transactions...................    1,913,430
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency related transactions..   16,084,525
    Net increase (decrease) in net
      assets resulting from
      operations...................   18,851,393
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................     (539,949 )
    Class B........................     (273,356 )
    Class C........................     (112,998 )
    Class Y........................            0
  In excess of net investment
    income:
    Class A........................            0
    Class B........................            0
    Class C........................            0
    Class Y........................            0
  Net realized gain on investments:
    Class A........................     (754,551 )
    Class B........................     (808,105 )
    Class C........................     (270,058 )
    Class Y........................            0
  In excess of net realized gain on
    investments:
    Class A........................            0
    Class B........................            0
    Class C........................            0
    Class Y........................            0
    Total distributions to
      shareholders.................   (2,759,017 )
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................   11,818,891
    Class B........................   23,867,265
    Class C........................    6,185,359
    Class Y........................            0
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................    1,193,118
    Class B........................      974,432
    Class C........................      362,645
    Class Y........................            0
  Payment for shares redeemed:
    Class A........................   (6,837,747 )
    Class B........................   (8,156,600 )
    Class C........................   (4,069,150 )
    Class Y........................            0
  Shares issued in acquistion of
    FFB Lexicon Capital
    Appreciation Fund..............            0
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Select Value
    Fund...........................            0
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Equity Fund........            0
    Class Y........................
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........   25,338,213
      Total increase (decrease) in
        net assets.................   41,430,589
NET ASSETS
  Beginning of period..............   57,144,620
  END OF PERIOD....................  $98,575,209
Undistributed net investments
  income (accumulated distributions
  in excess of net investment
  income)..........................  $  (233,100 )

*-- year ended January 31, 1997; **-- year ended December 31, 1996; and ***-- year ended November 30, 1996

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                       GROWTH AND      INCOME AND       SMALL CAP
                                         INCOME          GROWTH       EQUITY INCOME      UTILITY           VALUE
                                         FUND**          FUND*           FUND**           FUND**           FUND**
OPERATIONS
  Net investment income............   $  1,291,809    $ 53,831,619     $   159,722     $  3,889,362    $   29,177,545
  Net realized gain on
    investments....................      5,206,584      18,456,772         232,995        6,197,705        50,649,714
  Net change in unrealized
    appreciation (depreciation) on
    investments....................     28,342,991     126,889,047         786,111       17,561,515       196,633,111
    Net increase in net assets
      resulting from operations....     34,841,384     199,177,438       1,178,828       27,648,582       276,460,370
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................        (93,250)       (115,623)         (5,089)      (2,358,231)       (6,221,428)
    Class B........................       (104,385)       (338,493)         (4,875)      (1,177,734)       (2,281,745)
    Class C........................         (5,584)        (10,937)           (421)          (6,275)          (12,030)
    Class Y........................     (1,088,590)    (53,434,290)       (155,906)        (298,965)      (19,218,021)
  In excess of net investment
    income:
    Class A........................           (518)              0               0                0                 0
    Class B........................           (580)              0               0                0                 0
    Class C........................            (31)              0               0                0                 0
    Class Y........................         (6,050)              0               0                0                 0
  Net realized gain on investments:
    Class A........................       (468,664)              0          (8,583)      (4,315,104)      (12,319,599)
    Class B........................     (1,156,785)              0         (10,427)      (1,416,839)       (5,935,694)
    Class C........................        (48,338)              0            (900)          (9,717)          (33,758)
    Class Y........................     (3,524,196)              0        (196,151)        (316,309)      (32,229,160)
    Total distributions to
      shareholders.................     (6,496,971)    (53,899,343)       (382,352)      (9,899,174)      (78,251,435)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................     17,981,665       4,349,310         210,178        1,885,138        12,018,651
    Class B........................     43,094,733      13,730,445         248,049        4,989,454        18,428,845
    Class C........................      1,808,328         469,424          19,533          109,078           307,770
    Class Y........................     68,368,276      34,117,050         973,677        1,826,095       278,777,942
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................        545,083         101,915          13,667        5,335,896        17,771,730
    Class B........................      1,234,636         302,547          14,752        2,287,981         7,933,916
    Class C........................         50,033           8,587           1,317           15,571            45,762
    Class Y........................      3,882,512      48,020,816         285,901           84,251        40,900,972
  Payment for shares redeemed:
    Class A........................     (1,048,468)       (423,996)        (30,712)     (13,551,249)      (35,747,673)
    Class B........................     (1,763,506)       (692,877)        (26,158)      (6,110,450)      (13,658,563)
    Class C........................        (96,507)         (4,731)              0          (37,152)         (149,074)
    Class Y........................    (27,997,743)   (253,504,082)       (807,286)        (487,291)     (193,762,147)
  Shares issued in acquisition of
    ABT Utility Income Fund, Inc.
    Class A........................              0               0               0       99,162,259                 0
  Shares issued in acquisition of
    ABT Growth & Income Trust
    Class A........................              0               0               0                0        63,356,435
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........    106,059,042    (153,525,592)        902,918       95,509,581       196,224,566
      Total increase (decrease) in
        net assets.................    134,403,455      (8,247,497)      1,699,394      113,258,989       394,433,501
NET ASSETS
  Beginning of period..............     73,457,018     942,388,772       3,612,822       38,311,726       800,616,773
  END OF PERIOD....................   $207,860,473    $934,141,275     $ 5,312,216     $151,570,715    $1,195,050,274
Undistributed net investment
  income...........................   $          0    $  2,410,572     $         0     $     68,090    $    1,943,860

                                       FUND FOR
                                        TOTAL
                                      RETURN***
OPERATIONS
  Net investment income............  $   708,899
  Net realized gain on
    investments....................    2,737,174
  Net change in unrealized
    appreciation (depreciation) on
    investments....................    7,477,718
    Net increase in net assets
      resulting from operations....   10,923,791
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................     (466,226 )
    Class B........................     (149,198 )
    Class C........................      (93,475 )
    Class Y........................            0
  In excess of net investment
    income:
    Class A........................     (138,497 )
    Class B........................     (110,954 )
    Class C........................      (54,085 )
    Class Y........................            0
  Net realized gain on investments:
    Class A........................   (1,220,537 )
    Class B........................     (868,298 )
    Class C........................     (423,790 )
    Class Y........................            0
    Total distributions to
      shareholders.................   (3,525,060 )
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................    3,618,417
    Class B........................   13,668,348
    Class C........................    3,797,262
    Class Y........................            0
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................    1,664,588
    Class B........................    1,002,721
    Class C........................      527,153
    Class Y........................            0
  Payment for shares redeemed:
    Class A........................   (5,386,215 )
    Class B........................   (3,483,004 )
    Class C........................   (2,107,107 )
    Class Y........................            0
  Shares issued in acquisition of
    ABT Utility Income Fund, Inc.
    Class A........................            0
  Shares issued in acquisition of
    ABT Growth & Income Trust
    Class A........................            0
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........   13,302,163
      Total increase (decrease) in
        net assets.................   20,700,894
NET ASSETS
  Beginning of period..............   36,443,726
  END OF PERIOD....................  $57,144,620
Undistributed net investment
  income...........................  $   (35,682 )

*-- year ended January 31, 1996; **-- year ended December 31, 1995 and ***-- year ended November 30, 1995

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Keystone Growth and Income Funds consist of Evergreen Growth and Income Fund ("Growth and Income"), Evergreen Income and Growth Fund ("Income and Growth"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility"), Evergreen Value Fund ("Value") and Keystone Fund for Total Return ("Total Return"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Growth and Income is a Massachusetts business trust organized in 1986. Income and Growth is a Massachusetts business trust organized in 1986, and was originally organized as a Maryland Corporation in 1978. Small Cap is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. Utility and Value are separate series of The Evergreen Investment Trust, a Massachusetts business trust organized in 1984. Total Return is a Massachusetts business trust organized in 1986. Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return, are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. ACQUISITION INFORMATION

Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective on the close of business on January 19, 1996, Growth and Income acquired substantially all of the net assets of FFB Lexicon Capital Appreciation Fund, an open-end investment company registered under the 1940 Act valued at $159,432,723. The net assets were exchanged through a non-taxable exchange for 8,631,861 Class Y shares of Growth and Income valued at $18.47 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $31,537,903. The aggregate net assets of Growth and Income upon the acquisition were $375,936,243.

Effective on the close of business on January 19, 1996, Value acquired substantially all the net assets of FFB Lexicon Select Value Fund and FFB Equity Fund, open-end investment companies registered under the 1940 Act valued at $95,883,824 and $14,077,973, respectively. The net assets of these Funds were exchanged through a non-taxable exchange for 4,720,676 and 692,924 Class Y shares of Value, valued at $20.31 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $12,858,729 and $2,218,691, respectively. The aggregate net assets of Value upon the acquisitions were $1,310,431,335.

In addition, on June 30, 1995, Value acquired substantially all of the net assets of ABT Growth and Income Trust, an open-end investment company registered under the 1940 Act valued at $63,356,435. The net assets were exchanged through a non-taxable exchange for 3,289,535 Class A Shares of Value valued at $19.26 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,278,721. The aggregate net assets of Value upon the acquisition were $935,777,632.

On June 30, 1995, Utility acquired substantially all of the net assets of ABT Utility Income Fund, Inc., an open-end investment company registered under the 1940 Act valued at $99,162,259. The net assets were exchanged through a non-taxable exchange for 10,160,068 Class A Shares of Utility valued at $9.76 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $6,321,522. The aggregate net assets of Utility upon the acquisition were $140,913,190.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A. VALUATION OF SECURITIES
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Total Return, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, Small Cap, Utility, Value and Total Return may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency related transactions. Foreign currency gains and losses from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received is included in dividend and interest income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

H. DISTRIBUTIONS
Distributions from net investment income for the Funds, except Utility, are declared and paid quarterly. Distributions for Utility from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for realized gains from foreign currency related transactions and certain distributions received from real estate investment trusts.

L. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

M. ORGANIZATION EXPENSES
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

4. CAPITAL SHARE TRANSACTIONS

The Funds, except Total Return, have an unlimited number of $0.0001 par value shares of beneficial interest authorized. Total Return has an unlimited number of shares of beneficial interest with no par value, authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

GROWTH AND INCOME

                                                      PERIOD ENDED                 YEAR ENDED                  YEAR ENDED
                                                     JULY 31, 1997**            DECEMBER 31, 1996          DECEMBER 31, 1995*
                                                    SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold..................................    2,967,692   $ 71,457,862    3,719,917   $ 76,959,622    1,049,648   $ 17,981,665
Shares issued on reinvestment of
  distribution...............................       14,532        352,344       69,271      1,546,893       29,563        545,083
Shares redeemed..............................     (645,446)   (15,573,680)  (1,044,500)   (21,729,967)     (59,282)    (1,048,468)
Net increase.................................    2,336,778     56,236,526    2,744,688     56,776,548    1,019,929     17,478,280
CLASS B
Shares sold..................................    9,881,863    236,281,947    8,914,571    185,314,202    2,516,682     43,094,733
Shares issued on reinvestment of
  distribution...............................          166          3,746      160,953      3,613,927       66,937      1,234,636
Shares redeemed..............................     (779,920)   (18,705,681)    (646,461)   (13,411,376)     (97,308)    (1,763,506)
Net increase.................................    9,102,109    217,580,012    8,429,063    175,516,753    2,486,311     42,565,863
CLASS C
Shares sold..................................      511,624     12,290,220      348,918      7,294,757      106,185      1,808,328
Shares issued on reinvestment of
  distribution...............................           --             --        5,130        115,108        2,716         50,033
Shares redeemed..............................      (55,491)    (1,340,999)     (29,065)      (597,615)      (5,395)       (96,507)
Net increase.................................      456,133     10,949,221      324,983      6,812,250      103,506      1,761,854
CLASS Y
Shares sold..................................    6,060,064    145,062,792    9,899,164    200,509,060    3,937,086     68,368,276
Shares issued in acquisition of FFB Lexicon
  Capital Appreciation Fund..................           --             --    8,631,861    159,432,723           --             --
Shares issued on reinvestment of
  distribution...............................       67,571      1,641,399      349,251      7,729,161      211,697      3,882,512
Shares redeemed..............................   (3,163,527)   (75,878,946)  (6,820,349)  (135,786,868)  (1,658,100)   (27,997,743)
Net increase.................................    2,964,108     70,825,245   12,059,927    231,884,076    2,490,683     44,253,045
Total net increase resulting from Fund share
  transactions...............................   14,859,128   $355,591,004   23,558,661   $470,989,627    6,100,429   $106,059,042

 * The Funds share activity for Class A, Class B and Class C reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INCOME AND GROWTH
                                                     PERIOD ENDED                  YEAR ENDED                   YEAR ENDED
                                                    JULY 31, 1997*              JANUARY 31, 1997             JANUARY 31, 1996
                                                   SHARES         AMOUNT       SHARES          AMOUNT        SHARES          AMOUNT
CLASS A
Shares sold.................................       96,124   $  2,114,635      288,739   $   5,918,321       228,841   $   4,349,310
Shares issued on reinvestment of
  distribution..............................       10,209        225,329       16,567         341,281         5,285         101,915
Shares redeemed.............................      (51,264)    (1,121,079)     (80,074)     (1,646,836)      (22,041)       (423,996)
Net increase................................       55,069      1,218,885      225,232       4,612,766       212,085       4,027,229
CLASS B
Shares sold.................................      308,925      6,799,151      973,616      19,899,458       719,805      13,730,445
Shares issued on reinvestment of
  distribution..............................       32,359        710,178       48,861       1,003,747        15,667         302,547
Shares redeemed.............................     (123,038)    (2,685,666)    (128,458)     (2,649,792)      (35,675)       (692,877)
Net increase................................      218,246      4,823,663      894,019      18,253,413       699,797      13,340,115
CLASS C
Shares sold.................................        2,951         66,274       33,684         684,918        24,468         469,424
Shares issued on reinvestment of
  distribution..............................          712         15,602        1,429          29,305           445           8,587
Shares redeemed.............................       (9,060)      (189,123)     (15,865)       (328,507)         (262)         (4,731)
Net increase (decrease).....................       (5,397)      (107,247)      19,248         385,716        24,651         473,280
CLASS Y
Shares sold.................................      407,330      8,929,797    1,398,445      28,512,144     1,829,669      34,117,050
Shares issued on reinvestment of
  distribution..............................      816,636     18,026,674    1,968,663      40,431,169     2,547,340      48,020,816
Shares redeemed.............................   (3,049,701)   (67,224,141)  (9,386,347)   (193,045,864)  (13,511,557)   (253,504,082)
Net decrease................................   (1,825,735)   (40,267,670)  (6,019,239)   (124,102,551)   (9,134,548)   (171,366,216)
Total net decrease resulting from Fund share
  transactions..............................   (1,557,817)  $(34,332,369)  (4,880,740)  $(100,850,656)   (8,198,015)  $(153,525,592)

* The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SMALL CAP EQUITY INCOME
                                                                PERIOD ENDED              YEAR ENDED             YEAR ENDED
                                                               JULY 31, 1997**        DECEMBER 31, 1996      DECEMBER 31, 1995*
                                                              SHARES        AMOUNT    SHARES       AMOUNT    SHARES        AMOUNT
CLASS A
Shares sold.............................................     246,413   $ 3,587,404    23,318   $  285,774    20,272     $ 210,178
Shares issued on reinvestment of distribution...........         854        12,209     1,564       19,575     1,218        13,667
Shares redeemed.........................................      (2,663)      (37,984)  (17,926)    (213,193)   (2,789)      (30,712)
Net increase............................................     244,604     3,561,629     6,956       92,156    18,701       193,133
CLASS B
Shares sold.............................................     560,543     8,164,490    27,963      341,494    24,055       248,049
Shares issued on reinvestment of distribution...........       1,366        19,472     2,883       36,358     1,305        14,752
Shares redeemed.........................................      (9,769)     (142,514)     (966)     (11,697)   (2,383)      (26,158)
Net increase............................................     552,140     8,041,448    29,880      366,155    22,977       236,643
CLASS C
Shares sold.............................................     178,877     2,529,352     3,956       48,265     1,928        19,533
Shares issued on reinvestment of distribution...........         524         7,467       136        1,697       116         1,317
Shares redeemed.........................................      (6,447)      (91,950)   (1,838)     (22,125)        0             0
Net increase............................................     172,954     2,444,869     2,254       27,837     2,044        20,850
CLASS Y
Shares sold.............................................   2,593,853    36,298,202   289,906    3,628,792    93,274       973,677
Shares issued on reinvestment of distribution...........      11,719       165,502    25,358      316,899    25,655       285,901
Shares redeemed.........................................    (562,869)   (8,498,878)  (75,598)    (912,038)  (76,033)     (807,286)
Net increase............................................   2,042,703    27,964,826   239,666    3,033,653    42,896       452,292
Total net increase resulting from Fund share
  transactions..........................................   3,012,401   $42,012,772   278,756   $3,519,801    86,618     $ 902,918

 * The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995, January 3, 1995, January 24, 1995, respectively, (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

UTILITY
                                                     PERIOD ENDED                 YEAR ENDED                    YEAR ENDED
                                                    JULY 31, 1997**            DECEMBER 31, 1996            DECEMBER 31, 1995
                                                   SHARES         AMOUNT       SHARES         AMOUNT        SHARES           AMOUNT
CLASS A
Shares sold.................................       45,144   $    494,721      246,512   $  2,626,118       190,219   $    1,885,138
Shares issued in acquisition of ABT Utility
  Income Fund, Inc..........................           --             --           --             --    10,160,068       99,162,259
Shares issued on reinvestment of
  distribution..............................      147,141      1,602,820      478,287      5,051,093       505,736        5,335,896
Shares redeemed.............................   (1,294,589)   (14,079,531)  (1,609,448)   (16,984,094)   (1,333,516)     (13,551,249)
Net increase (decrease).....................   (1,102,304)   (11,981,990)    (884,649)    (9,306,883)    9,522,507       92,832,044
CLASS B
Shares sold.................................      123,876      1,349,827      787,800      8,401,385       506,602        4,989,454
Shares issued on reinvestment of
  distribution..............................       52,424        571,837      183,056      1,935,353       222,027        2,287,981
Shares redeemed.............................     (611,224)    (6,601,705)    (630,402)    (6,652,890)     (626,919)      (6,110,450)
Net increase (decrease).....................     (434,924)    (4,680,041)     340,454      3,683,848       101,710        1,166,985
CLASS C
Shares sold.................................        1,231         13,731       25,812        274,673        10,650          109,078
Shares issued on reinvestment of
  distribution..............................          536          5,855        1,963         20,723         1,497           15,571
Shares redeemed.............................       (6,079)       (66,033)     (13,100)      (135,909)       (3,614)         (37,152)
Net increase (decrease).....................       (4,312)       (46,447)      14,675        159,487         8,533           87,497
CLASS Y
Shares sold.................................       23,627        259,189      106,165      1,120,499       184,329        1,826,095
Shares issued on reinvestment of
  distribution..............................        1,585         17,278        7,089         74,971         8,025           84,251
Shares redeemed.............................      (72,220)      (779,946)    (644,560)    (6,607,014)      (49,697)        (487,291)
Net increase (decrease).....................      (47,008)      (503,479)    (531,306)    (5,411,544)      142,657        1,423,055
Total net increase (decrease) resulting from
  Fund share transactions...................   (1,588,548)  $(17,211,957)  (1,060,826)  $(10,875,092)    9,775,407   $   95,509,581

** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALUE
                                                   PERIOD ENDED                  YEAR ENDED                     YEAR ENDED
                                                 JULY 31, 1997**              DECEMBER 31, 1996             DECEMBER 31, 1995
                                                SHARES          AMOUNT        SHARES          AMOUNT        SHARES           AMOUNT
CLASS A
Shares sold..............................      948,931   $  21,010,689     1,109,850   $  23,895,251       628,945    $  12,018,651
Shares issued in acquisition of ABT
  Growth and Income Trust................            0               0             0               0     3,289,535       63,356,435
Shares issued on reinvestment of
  distribution...........................      127,041       2,835,467     2,371,895      49,562,452       883,572       17,771,730
Shares redeemed..........................   (1,099,102)    (24,085,514)   (1,836,296)    (39,736,035)   (1,863,758)     (35,747,673)
Net increase (decrease)..................      (23,130)       (239,358)    1,645,449      33,721,668     2,938,294       57,399,143
CLASS B
Shares sold..............................    2,284,482      50,184,755     2,197,426      47,442,303       951,887       18,428,845
Shares issued on reinvestment of
  distribution...........................       48,527       1,086,571     1,374,236      28,693,188       394,396        7,933,916
Shares redeemed..........................     (709,716)    (15,577,742)     (873,740)    (18,943,891)     (723,565)     (13,658,563)
Net increase.............................    1,623,293      35,693,584     2,697,922      57,191,600       622,718       12,704,198
CLASS C
Shares sold..............................       46,777       1,018,408        38,761         832,827        15,721          307,770
Shares issued on reinvestment of
  distribution...........................          410           9,201        10,328         215,421         2,274           45,762
Shares redeemed..........................      (16,263)       (355,395)      (17,818)       (377,207)       (7,532)        (149,074)
Net increase.............................       30,924         672,214        31,271         671,041        10,463          204,458
CLASS Y
Shares sold..............................    6,289,283     137,931,136    15,195,754     324,801,783    14,762,272      278,777,942
Shares issued in acquisition of FFB
  Lexicon Select Value Fund..............            0               0     4,720,676      95,883,824             0                0
Shares issued in acquisition of FFB
  Equity Fund............................            0               0       692,924      14,077,973             0                0
Shares issued on reinvestment of
  distribution...........................      302,057       6,740,306     5,208,388     108,890,530     2,044,972       40,900,972
Shares redeemed..........................   (8,383,008)   (184,606,592)  (14,584,293)   (316,060,052)  (10,121,343)    (193,762,147)
Net increase (decrease)..................   (1,791,668)    (39,935,150)   11,233,449     227,594,058     6,685,901      125,916,767
Total net increase (decrease) resulting
  from Fund share transactions...........     (160,581)  $  (3,808,710)   15,608,091   $ 319,178,367    10,257,376    $ 196,224,566

** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

KEYSTONE FUND FOR TOTAL RETURN
                                                            PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                                          JULY 31, 1997*#           NOVEMBER 30, 1996         NOVEMBER 30, 1995
                                                         SHARES         AMOUNT      SHARES        AMOUNT      SHARES        AMOUNT
CLASS A
Shares sold........................................     521,092   $  9,464,499     756,854   $11,818,891     280,062   $ 3,618,417
Shares issued on reinvestment of distribution......      18,071        331,175      71,945     1,193,118     126,167     1,664,588
Shares redeemed....................................    (564,385)   (10,121,645)   (446,563)   (6,837,747)   (422,494)   (5,386,215)
Net increase (decrease)............................     (25,222)      (325,971)    382,236     6,174,262     (16,265)     (103,210)
CLASS B
Shares sold........................................   2,651,702     48,001,066   1,503,008    23,867,265   1,057,718    13,668,348
Shares issued on reinvestment of distribution......      15,072        275,911      57,897       974,432      75,397     1,002,721
Shares redeemed....................................    (609,684)   (11,087,288)   (534,970)   (8,156,600)   (266,010)   (3,483,004)
Net increase.......................................   2,057,090     37,189,689   1,025,935    16,685,097     867,105    11,188,065
CLASS C
Shares sold........................................     350,562      6,315,824     398,635     6,185,359     303,795     3,797,262
Shares issued on reinvestment of distribution......       4,023         73,683      21,672       362,645      39,802       527,153
Shares redeemed....................................    (172,539)    (3,193,608)   (265,577)   (4,069,150)   (164,102)   (2,107,107)
Net increase.......................................     182,046      3,195,899     154,730     2,478,854     179,495     2,217,308
CLASS Y
Shares sold........................................       4,487         85,018           0             0           0             0
Shares issued on reinvestment of distribution......           0              0           0             0           0             0
Shares redeemed....................................           0              0           0             0           0             0
Net increase.......................................       4,487         85,018           0             0           0             0
Total net increase resulting from Fund share
  transactions.....................................   2,218,401   $ 40,144,635   1,562,901   $25,338,213   1,030,335   $13,302,163

* The Fund share activity for Class Y shares reflect the period from January 13, 1997 (commencement of class operations) through July 31, 1997.
# The Fund changed its fiscal year end from November 30 to July 31, effective
  July 31, 1997.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the period ended July 31, 1997 and each Fund's previous fiscal year end:

                                                    PERIOD ENDED
                                                   JULY 31, 1997**          FUND'S PREVIOUS FISCAL YEAR*
                                               COST OF        PROCEEDS        COST OF          PROCEEDS
                                              PURCHASES      FROM SALES      PURCHASES        FROM SALES
Growth and Income.........................   $229,043,231   $ 47,424,367   $  238,741,288   $   61,805,548
Income and Growth.........................    626,983,951    657,874,692    1,474,882,363    1,463,903,225
Small Cap.................................     42,724,562      3,893,209        6,550,736        3,042,710
Utility...................................     64,274,576     81,054,578       83,136,428       96,084,227
Value.....................................     95,991,449    159,700,317    1,210,509,734    1,274,623,554
Total Return..............................     88,212,224     49,211,301       49,291,647       27,160,592

         * Investment activity for Growth and Income, Small Cap, Utility and Value is for the year ended December 31, 1996, Income and Growth is for the year ended January 31, 1997 and Total Return is for the year ended November 30, 1996.
        ** Investment activity for Growth and Income, Small Cap, Utility and Value is for the seven months ended July 31, 1997, Income and Growth is for the six months ended July 31, 1997 and Total Return is for the eight months ended July 31, 1997.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On July 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                  TAX          UNREALIZED     UNREALIZED     APPRECIATION
                                                  COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
Growth and Income.........................   $  975,656,115   $372,134,629   $ 6,453,643     $365,680,986
Income and Growth.........................      854,284,316    136,340,327    33,866,911      102,473,416
Small Cap.................................       49,531,462      8,139,049       598,572        7,540,477
Utility...................................      115,966,044     19,364,529     2,389,293       16,975,236
Value.....................................    1,339,048,825    500,743,472    23,445,659      477,297,813
Total Return..............................      119,780,289     44,851,368     1,382,698       43,468,670

6. DISTRIBUTION PLANS

Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") is serving as principal underwriter to the Funds. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as Total Return's principal underwriter.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

EKD has entered into a Shareholder Services agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will pay FUBS services fees up to the annual limit of .25 of 1% of average daily net assets of its Class B and Class C shares of the Funds.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended July 31, 1997 and each Fund's previous fiscal year, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows

                                                                         PERIOD ENDED JULY 31, 1997*
                                                                      CLASS A      CLASS B      CLASS C
Growth and Income..................................................   $175,321    $2,170,223    $ 91,676
Income and Growth..................................................     13,129       186,670       4,556
Small Cap..........................................................      1,710        15,062       5,553
Utility............................................................    134,715       214,190       2,114
Value..............................................................    509,860     1,337,333      10,924
Total Return.......................................................     66,585       460,418     119,908

        * Distribution Plan expenses for Growth and Income, Small Cap, Utility and Value are for the seven months ended July 31, 1997, Income and Growth are for the six months ended July 31, 1997 and Total Return are for the eight months ended July 31, 1997.

                                                                            PREVIOUS FISCAL YEAR**
                                                                      CLASS A      CLASS B      CLASS C
Growth and Income..................................................   $122,222    $1,245,549    $ 48,073
Income and Growth..................................................     18,106       252,431       8,509
Small Cap..........................................................        618         4,265         356
Utility............................................................    252,753       378,500       3,791
Value..............................................................    767,254     1,674,133      11,608
Total Return.......................................................     75,270       260,237     112,995

        ** Distribution Plan expenses for Growth and Income, Small Cap,
           Utility and Value are for the fiscal year ended December 31, 1996, Income and Growth are for the fiscal year ended January 31, 1997 and Total Return are for the fiscal year ended November 30, 1996.

Each of the Distribution Plans for Total Return may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been provided while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from each Fund. EKD intends to seek full payment of such distribution costs from each Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained the following amounts from front-end sales charges resulting from the sales of Class A shares during the period ended July 31, 1997 and each Fund's previous fiscal year:

                                                                          PERIOD ENDED       PREVIOUS
                                                                         JULY 31, 1997*    FISCAL YEAR**
Growth and Income.....................................................      $169,177         $ 158,858
Income and Growth.....................................................         4,194            20,208
Small Cap.............................................................         6,942               340
Utility...............................................................         1,789             7,857
Value.................................................................        51,343            56,609
Total Return..........................................................         9,998            75,270

         * Front end sales commissions for Growth and Income, Small Cap, Utility and Value are for the seven months ended July 31, 1997, Income and Growth are for the six months ended July 31, 1997 and Total Return are for the eight months ended July 31, 1997.
        ** Front end sales commissions for Growth and Income, Small Cap,
           Utility and Value are for the fiscal year ended December 31, 1996, Income and Growth are for the fiscal year ended January 31, 1997 and Total Return are for the fiscal year ended November 30, 1996.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

First Union is entitled to an annual fee of .50 of 1% of Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $146,640 and $396,483, respectively, of its fee for Utility for the seven months ended July 31, 1997 and year ended December 31, 1996.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to an agreement with Growth and Income's, Income and Growth's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each Fund's average daily net assets, respectively, in accordance with the following schedule:

First $750 million..............................................   1.00%
Next $250 million...............................................   0.90%
Over $1 billion.................................................   0.80%

Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. Evergreen Asset waived advisory fees aggregating $53,123 and $63,333 for the seven months ended July 31, 1997 and the year ended December 31, 1996, respectively pursuant to this agreement. Additionally, for the year ended December 31, 1996 Evergreen Asset reimbursed other expenses amounting to $133,406. First Union and Evergreen Asset can modify or terminate voluntary waivers at any time.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union Corporation ("First Union"), is the investment adviser for Total Return. In return for providing investment management and administrative services to Total Return, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Total Return's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Keystone Investment Services, Inc. ("EKIS"), a subsidiary of First Union, is the administrator for the Funds. Prior to March 11, 1997, Evergreen Asset was the administrator for Growth and Income, Income and Growth, Small Cap, Utility and Value. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996 for Growth and Income, Income and Growth, Small Cap, Utility and Value. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS Fund Services became sub-administrator for the Funds. The administrator (and sub-administrator) for each Fund is (are) entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund. For Growth and Income, Income and Growth, Small Cap and Total Return the administration and sub-administration fee is paid by their respective investment advisor and is not a Fund expense.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Growth and Income, Income and Growth, and Small Cap and also provides brokerage services with respect to substantially all security transactions of each Fund effected on the New York or American Stock Exchanges. For the period ended July 31, 1997 and the previous fiscal year, Growth and Income, Income and Growth, and Small Cap incurred the following brokerage commissions with Lieber & Company:

                                                                          PERIOD ENDED       PREVIOUS
                                                                         JULY 31, 1997*    FISCAL YEAR**
Growth and Income.....................................................     $  348,590       $   429,888
Income and Growth.....................................................      1,066,378         2,835,293
Small Cap.............................................................         61,390            13,246

         * Commissions paid to Leiber & Co. for Growth and Income and Small Cap are for the seven months ended July 31, 1997, Income and Growth are for the six months ended July 31, 1997.
        ** Commissions paid to Leiber & Co for Growth and Income and
           Small Cap are for the fiscal year ended December 31, 1996, Income and Growth are for the fiscal ended January 31, 1997.

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

During the period ended July 31, 1997 and the year ended November 30, Total Return Fund paid or accrued to EKIS $10,250 and $27,066, respectively, for certain accounting services.

Evergreen Keystone Service Company ("EKSC") (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Total Return Fund. Effective May 5, 1997, EKSC also began providing the transfer and dividend disbursing agent services for Growth and Income, Income and Growth, Small Cap, Utility and Value that were formerly provided by State Street Bank and Trust Company ("State Street"). For certain accounts, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For each account of Growth and Income and Value, First Union earned the following fees:

                                                                          PERIOD ENDED       PREVIOUS
                                                                         JULY 31, 1997*    FISCAL YEAR**
Growth and Income.....................................................      $ 27,062         $  11,011
Value.................................................................       159,620           110,847

         * First Union fees for Growth and Income and Value are for the seven months ended July 31, 1997.
        ** First Union fees for Growth and Income and Value are for the fiscal year ended December 31, 1996.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of Growth and Income, Income and Growth, Small Cap, Utility and Value may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of July 31, 1997, the value of the Trustees deferral account for Growth and Income, Income and Growth, Small Cap, Utility, and Value was $10,791, $70,668, $6,067, $5,597, and $55,017.

10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended July 31, 1997 and the previous year, Growth and Income, Income and Growth, Small Cap, Utility and Value had no significant borrowings under this agreement.

11. CONCENTRATION OF CREDIT RISK

Utility invests a substantial portion of its assets in issuers in the Utilities industry, therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

12. CHANGE IN FISCAL YEAR END

Growth and Income, Small Cap, Utility and Value changed their fiscal year end from December 31 to July 31, effective July 31, 1997. Income and Growth changed its fiscal year end from January 31 to July 31, effective July 31, 1997. Keystone Fund for Total Return changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

13. DISTRIBUTIONS TO SHAREHOLDERS

For Small Cap, $39,663 ( approximately $0.01 per share) of the dividend declared on June 20, 1997 has been redesignated as a distribution from long-term capital gains.

A distribution of $0.058, $0.031, $0.031 and $0.066 per share for class A, class B, class C and Class Y, respectively, for Total Return was declared on August 22, 1997 from net investment income. This distribution was payable on August 26, 1997 to shareholders of record at the close of business on August 22, 1997. These dividends are not reflected in these financial statements.

A distribution of $0.041, $0.034, $0.034 and $0.043 per share for Class A, Class B, Class C and Class Y, respectively, for Utility Fund was declared on August 14, 1997 from net investment income. This distribution was payable on August 16, 1997 to shareholders of record at the close of business on August 14, 1997. These dividends are not reflected in these financial statements.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Evergreen Growth and Income Fund
  Evergreen American Retirement Trust
  Evergreen Investment Trust
  Keystone Fund for Total Return

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Evergreen Keystone Growth and Income Funds listed below as of July 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods listed below:

    EVERGREEN GROWTH AND INCOME FUND-- statements of operations and changes in net assets for the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 26-28, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 and the statement of changes in net assets for the year ended December 31, 1995 were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

    EVERGREEN SMALL CAP EQUITY INCOME FUND (ONE OF THE SERIES CONSTITUTING EVERGREEN AMERICAN RETIREMENT TRUST)-- statements of operations and changes in net assets for the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 32 and 33, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 and the statement of changes in net assets for the year ended December 31, 1995, were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

    EVERGREEN UTILITY FUND (ONE OF THE SERIES CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statements of operations for the seven months ended July 31, 1997 and the year ended December 31, 1996, the statements of changes in net assets for the seven months ended July 31, 1997 and each of the years in the two-year period ended December 31, 1996 and the financial highlights for the periods presented on pages 34 and 35.

    EVERGREEN VALUE FUND (ONE OF THE SERIES CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statements of operations for the seven months ended July 31, 1997 and the year ended December 31, 1996, statements of changes in net assets for the seven months ended July 31, 1997 and each of the years in the two-year period ended December 31, 1996 and the financial highlights for the periods presented on pages 36-38.

    KEYSTONE FUND FOR TOTAL RETURN-- statements of operations for the eight months ended July 31, 1997 and the year ended November 30, 1996, statements of changes in net assets for the eight months ended July 31, 1997 and each of the years in the two-year period ended November 30, 1996 and the financial highlights for the periods presented on pages 39-41.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Growth and Income Fund, Evergreen Small Cap Equity Income Fund, Evergreen Utility Fund, Evergreen Value Fund, and Keystone Fund for Total Return as of July 31, 1997, the results of their operations, the changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
August 22, 1997

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EVERGREEN INCOME AND GROWTH FUND

In our opinion, the accompanying Statement of Assets and Liabilities, including the Statement of Investments, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Income and Growth Fund (the "Fund") at July 31, 1997, and the results of its operations, the changes in its net assets, and its financial highlights for the six months ended July 31, 1997 and the year ended January 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The Statement of Changes in Net Assets for the year ended January 31, 1996, and the financial highlights for each of the years or periods ended from March 31, 1988 through January 31, 1996 were audited by other auditors, whose report dated March 21, 1996 was unqualified.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, NY 10036

August 26, 1997

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

During the period ended July 31, 1997, the Funds paid the following distributions in shares or cash:

                                                                               LONG-TERM       ORDINARY
                                                                TOTAL        CAPITAL GAIN       INCOME
                                                            DISTRIBUTIONS    DISTRIBUTIONS     DIVIDENDS
Evergreen Growth and Income Fund.........................    $ 2,515,302        $     0       $ 2,515,302
Evergreen Income and Growth Fund.........................     21,598,265              0        21,598,265
Evergreen Small Cap Equity Income Fund...................        372,509         39,663           332,846
Evergreen Utility Fund...................................      2,717,219              0         2,717,219
Evergreen Value Fund.....................................     14,153,433              0        14,153,433
Keystone Fund for Total Return...........................        789,414              0           789,414

Of the ordinary income distributions stated above for Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Small Cap Equity Income Fund, Evergreen Utility Fund, Evergreen Value Fund, and Keystone Fund for Total Return, 100.0%, 48.4%, 38.0%, 53.2%, 56.6% and 53.9%, respectively, are eligible for the corporate dividend received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes. In January 1998, we will send you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal tax return.

SEMI-ANNUAL FINANCIAL STATEMENTS
Growth and Income, Small Cap, Utility and Value have prepared a semi-annual report to shareholders as of June 30, 1997. This report was filed with the Securities & Exchange Commission, but was not mailed to shareholders. If you would like to obtain a copy of this report please call 1(800)343-2898.

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

This brochure must be preceded or accompanied by a prospectus of an Evergreen Keystone fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                             NOT     May lose value
                            FDIC     No bank guarantee
                          INSURED

                       Evergreen Keystone Distributor, Inc.

                                                           Form #540390 Rev. 01
                                                                           9/97
61177